UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06637

The UBS Funds

(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL 60606-2807

(Address of principal executive offices) (Zip code)

Keith A. Weller, Esq.

UBS Asset Management

One North Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Copy to:

Jana L. Cresswell, Esq.

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 888-793 8637

Date of fiscal year end: June 30

Date of reporting period: June 30, 2025

Item 1. Reports to Stockholders.

(a)	Copy of the report transmitted to shareholders:

TABLE OF CONTENTS

UBS Global Allocation Fund Class A - BNGLX

UBS Global Allocation Fund Class P - BPGLX

UBS Emerging Markets Equity Opportunity Fund Class P - UEMPX

UBS Emerging Markets Equity Opportunity Fund Class P2 - EMPTX

UBS Engage For Impact Fund Class P - UEIPX

UBS Engage For Impact Fund Class P2 - EIPTX

UBS International Sustainable Equity Fund Class A - BNIEX

UBS International Sustainable Equity Fund Class P - BNUEX

UBS International Sustainable Equity Fund Class P2 - ESPTX

UBS US Dividend Ruler Fund Class P - DVRUX

UBS US Dividend Ruler Fund Class P2 - DVRPX

UBS US Quality Growth At Reasonable Price Fund Class P - QGRPX

UBS U.S. Small Cap Growth Fund Class A - BNSCX

UBS U.S. Small Cap Growth Fund Class P - BISCX

UBS Sustainable Development Bank Bond Fund Class P - UDBPX

UBS Sustainable Development Bank Bond Fund Class P2 - UDBTX

UBS Multi Income Bond Fund Class A - UTBAX

UBS Multi Income Bond Fund Class P - UTBPX

UBS Multi Income Bond Fund Class P2 - UTBTX

Annual Shareholder Report

June 30, 2025

UBS Global Allocation Fund

Class A

BNGLX

Fund Overview

This annual shareholder report contains important information about UBS Global Allocation Fund for the period of July 1, 2024 to June 30, 2025. You can find additional information about the Fund at http://www.ubs.com/port-info. You can also request this information by contacting us at 1-800-647 1568. This report describes notable changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$132	1.25%

How did the Fund perform last year and what affected its performance?

Portfolio performance summary

Asset allocation:

• Over the reporting period, overweights to credit, gold miners, and the Eurostoxx Banks Index were among the Fund’s biggest contributors to performance.

• The largest detractors were decisions on equity directionality around Liberation Day, regional preference for the US equities during the first quarter of 2025, and a decision to underweight German government bunds in the same quarter.

• The Fund finished the reporting period strongly with an underweight to the US Dollar versus the euro during the second quarter of 2025 and overweights to US and Emerging Market equities in June.

Bottom-up security selection:

International HALO Equity, US Large-Cap Value, US Large-Cap Growth, Emerging Markets Equity Opportunity (each of which is an internal strategy) and PACE High Yield Investments (which is a mutual fund) trailed their benchmarks over the reporting period, while PACE International Emerging Markets Equity Investments and PACE International Equity Investments (both of which are mutual funds) outperformed.

We use derivatives extensively for capital management, risk management, and expressing asset allocation views. We utilize various futures which include equity regional, equity style, fixed income regional in both government and corporate credit. Futures are sometimes used to manage overall regional exposure while increasing exposure to active managers. We also utilize futures to gain exposure to asset classes when limited by our max allocation to external ETFs by SEC rules.

UBS Global Allocation Fund

Class A

Fund Overview

Fund Performance

	Class A with Load	MSCI All Country World Index (net)	FTSE World Government Bond Index (Hedged in USD)	60% MSCI All Country World Index (net)/40% FTSE World Government Bond Index (Hedged in USD)
6/30/15	$9,447	$10,000	$10,000	$10,000
9/30/15	$8,810	$9,055	$10,191	$9,501
12/31/15	$9,164	$9,510	$10,199	$9,795
3/31/16	$8,958	$9,533	$10,589	$9,971
6/30/16	$8,992	$9,627	$10,884	$10,142
9/30/16	$9,405	$10,138	$10,881	$10,462
12/31/16	$9,291	$10,258	$10,582	$10,421
3/31/17	$9,801	$10,967	$10,582	$10,850
6/30/17	$10,117	$11,436	$10,667	$11,162
9/30/17	$10,503	$12,028	$10,730	$11,534
12/31/17	$10,838	$12,717	$10,809	$11,962
3/31/18	$10,865	$12,595	$10,873	$11,931
6/30/18	$10,758	$12,662	$10,893	$11,979
9/30/18	$10,945	$13,204	$10,832	$12,257
12/31/18	$10,001	$11,520	$11,090	$11,420
3/31/19	$10,892	$12,923	$11,393	$12,376
6/30/19	$11,186	$13,390	$11,745	$12,812
9/30/19	$11,186	$13,386	$12,106	$12,972
12/31/19	$11,875	$14,584	$11,932	$13,583
3/31/20	$10,091	$11,468	$12,406	$11,990
6/30/20	$11,274	$13,672	$12,538	$13,399
9/30/20	$11,884	$14,784	$12,628	$14,097
12/31/20	$13,489	$16,955	$12,661	$15,349
3/31/21	$13,732	$17,730	$12,271	$15,575
6/30/21	$14,158	$19,041	$12,362	$16,308
9/30/21	$14,071	$18,840	$12,360	$16,207
12/31/21	$14,560	$20,098	$12,371	$16,867
3/31/22	$13,724	$19,020	$11,778	$16,007
6/30/22	$12,168	$16,042	$11,247	$14,204
9/30/22	$11,483	$14,948	$10,815	$13,414
12/31/22	$12,086	$16,407	$10,779	$14,178
3/31/23	$12,268	$17,606	$11,140	$14,991
6/30/23	$12,634	$18,693	$11,100	$15,524
9/30/23	$12,195	$18,057	$10,841	$15,067
12/31/23	$13,225	$20,050	$11,471	$16,419
3/31/24	$13,797	$21,693	$11,437	$17,199
6/30/24	$13,835	$22,316	$11,406	$17,478
9/30/24	$14,556	$23,792	$11,874	$18,458
12/31/24	$14,310	$23,556	$11,744	$18,270
3/31/25	$14,272	$23,244	$11,849	$18,194
6/30/25	$15,323	$25,923	$12,019	$19,548

Average Annual Total Returns (%)

AATR	1 Year	5 Years	10 Years
Class A	10.76%	6.33%	4.96%
Class A with Load	4.65%	5.13%	4.36%
MSCI All Country World Index (net)	16.17%	13.65%	9.99%
FTSE World Government Bond Index (Hedged in USD)	5.38%	(0.84%)	1.86%
60% MSCI All Country World Index (net)/40% FTSE World Government Bond Index (Hedged in USD)	11.84%	7.85%	6.93%

The Fund's past performance is not a good predictor of the Fund's future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or a redemption of Fund shares.

Key Fund Statistics

FUND STATISTICS	Value
Total Net Assets	$146,379,206
# of Portfolio Holdings	318
Portfolio Turnover Rate	112%
Total Advisory Fees Paid (includes Administration Fees)	$687,143

What is the Fund’s investment objective?

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Top 5 Holdings (% of Net Assets)

PACE International Equity Investments, Class P2	11.9%
PACE High Yield Investments, Class P2	5.2
SPDR Portfolio High Yield Bond ETF	5.0
UBS Emerging Markets Equity Opportunity Fund, Class P2	4.5
SPDR Bloomberg Emerging Markets Local Bond ETF	4.0

UBS Global Allocation Fund

Class A

Top 5 Asset Classes (% of Net Assets)

Value	Value
U.S. government agency obligations	7.1%
Corporate bonds	13.3%
Exchange traded funds	19.2%
Investment companies	23.7%
Common stocks	25.9%

Additional Information

If you wish to view additional information about the Fund, including but not limited to its prospectus, financial statements, holdings and proxy voting information, please visit http://www.ubs.com/port-info.

Phone: 1-800-647 1568

Notable Fund Changes

The below is a summary of certain changes that occurred since the Fund's prior fiscal year ended June 30, 2024.

The annual fund operating expenses increased by 0.04% from June 30, 2024 to June 30, 2025 as a result of certain shareholder meeting related expenses that were accrued for and expensed during the most recent fiscal year ended June 30, 2025. These expenses related to a special meeting of the Fund’s shareholders that was held in November 2023. The Fund is not required to hold annual meetings of shareholders, and although the most recent shareholder meeting was held towards the end of 2023, certain expenses related to that meeting still needed to be accrued for and expensed during the most recent fiscal year ended June 30, 2025.

UBS Global Allocation Fund

S1767

Class A

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Annual Shareholder Report

June 30, 2025

UBS Global Allocation Fund

Class P

BPGLX

Fund Overview

This annual shareholder report contains important information about UBS Global Allocation Fund for the period of July 1, 2024 to June 30, 2025. You can find additional information about the Fund at http://www.ubs.com/port-info. You can also request this information by contacting us at 1-800-647 1568. This report describes notable changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class P	$106	1.00%

How did the Fund perform last year and what affected its performance?

Portfolio performance summary

Asset allocation:

• Over the reporting period, overweights to credit, gold miners, and the Eurostoxx Banks Index were among the Fund’s biggest contributors to performance.

• The largest detractors were decisions on equity directionality around Liberation Day, regional preference for the US equities during the first quarter of 2025, and a decision to underweight German government bunds in the same quarter.

• The Fund finished the reporting period strongly with an underweight to the US Dollar versus the euro during the second quarter of 2025 and overweights to US and Emerging Market equities in June.

Bottom-up security selection:

International HALO Equity, US Large-Cap Value, US Large-Cap Growth, Emerging Markets Equity Opportunity (each of which is an internal strategy) and PACE High Yield Investments (which is a mutual fund) trailed their benchmarks over the reporting period, while PACE International Emerging Markets Equity Investments and PACE International Equity Investments (both of which are mutual funds) outperformed.

We use derivatives extensively for capital management, risk management, and expressing asset allocation views. We utilize various futures which include equity regional, equity style, fixed income regional in both government and corporate credit. Futures are sometimes used to manage overall regional exposure while increasing exposure to active managers. We also utilize futures to gain exposure to asset classes when limited by our max allocation to external ETFs by SEC rules.

UBS Global Allocation Fund

Class P

Fund Overview

Fund Performance

	Class P	MSCI All Country World Index (net)	FTSE World Government Bond Index (Hedged in USD)	60% MSCI All Country World Index (net)/40% FTSE World Government Bond Index (Hedged in USD)
6/30/15	$10,000	$10,000	$10,000	$10,000
9/30/15	$9,340	$9,055	$10,191	$9,501
12/31/15	$9,719	$9,510	$10,199	$9,795
3/31/16	$9,505	$9,533	$10,589	$9,971
6/30/16	$9,550	$9,627	$10,884	$10,142
9/30/16	$9,996	$10,138	$10,881	$10,462
12/31/16	$9,872	$10,258	$10,582	$10,421
3/31/17	$10,420	$10,967	$10,582	$10,850
6/30/17	$10,777	$11,436	$10,667	$11,162
9/30/17	$11,180	$12,028	$10,730	$11,534
12/31/17	$11,559	$12,717	$10,809	$11,962
3/31/18	$11,586	$12,595	$10,873	$11,931
6/30/18	$11,484	$12,662	$10,893	$11,979
9/30/18	$11,689	$13,204	$10,832	$12,257
12/31/18	$10,684	$11,520	$11,090	$11,420
3/31/19	$11,642	$12,923	$11,393	$12,376
6/30/19	$11,968	$13,390	$11,745	$12,812
9/30/19	$11,968	$13,386	$12,106	$12,972
12/31/19	$12,718	$14,584	$11,932	$13,583
3/31/20	$10,814	$11,468	$12,406	$11,990
6/30/20	$12,090	$13,672	$12,538	$13,399
9/30/20	$12,748	$14,784	$12,628	$14,097
12/31/20	$14,478	$16,955	$12,661	$15,349
3/31/21	$14,752	$17,730	$12,271	$15,575
6/30/21	$15,219	$19,041	$12,362	$16,308
9/30/21	$15,127	$18,840	$12,360	$16,207
12/31/21	$15,669	$20,098	$12,371	$16,867
3/31/22	$14,784	$19,020	$11,778	$16,007
6/30/22	$13,122	$16,042	$11,247	$14,204
9/30/22	$12,382	$14,948	$10,815	$13,414
12/31/22	$13,036	$16,407	$10,779	$14,178
3/31/23	$13,239	$17,606	$11,140	$14,991
6/30/23	$13,645	$18,693	$11,100	$15,524
9/30/23	$13,188	$18,057	$10,841	$15,067
12/31/23	$14,298	$20,050	$11,471	$16,419
3/31/24	$14,922	$21,693	$11,437	$17,199
6/30/24	$14,974	$22,316	$11,406	$17,478
9/30/24	$15,767	$23,792	$11,874	$18,458
12/31/24	$15,523	$23,556	$11,744	$18,270
3/31/25	$15,483	$23,244	$11,849	$18,194
6/30/25	$16,636	$25,923	$12,019	$19,548

Average Annual Total Returns (%)

AATR	1 Year	5 Years	10 Years
Class P	11.10%	6.59%	5.22%
MSCI All Country World Index (net)	16.17%	13.65%	9.99%
FTSE World Government Bond Index (Hedged in USD)	5.38%	(0.84%)	1.86%
60% MSCI All Country World Index (net)/40% FTSE World Government Bond Index (Hedged in USD)	11.84%	7.85%	6.93%

The Fund's past performance is not a good predictor of the Fund's future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or a redemption of Fund shares.

Key Fund Statistics

FUND STATISTICS	Value
Total Net Assets	$146,379,206
# of Portfolio Holdings	318
Portfolio Turnover Rate	112%
Total Advisory Fees Paid (includes Administration Fees)	$687,143

What is the Fund’s investment objective?

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Top 5 Holdings (% of Net Assets)

PACE International Equity Investments, Class P2	11.9%
PACE High Yield Investments, Class P2	5.2
SPDR Portfolio High Yield Bond ETF	5.0
UBS Emerging Markets Equity Opportunity Fund, Class P2	4.5
SPDR Bloomberg Emerging Markets Local Bond ETF	4.0

UBS Global Allocation Fund

Class P

Top 5 Asset Classes (% of Net Assets)

Value	Value
U.S. government agency obligations	7.1%
Corporate bonds	13.3%
Exchange traded funds	19.2%
Investment companies	23.7%
Common stocks	25.9%

Additional Information

If you wish to view additional information about the Fund, including but not limited to its prospectus, financial statements, holdings and proxy voting information, please visit http://www.ubs.com/port-info.

Phone: 1-800-647 1568

Notable Fund Changes

The below is a summary of certain changes that occurred since the Fund's prior fiscal year ended June 30, 2024.

The annual fund operating expenses increased by 0.04% from June 30, 2024 to June 30, 2025 as a result of certain shareholder meeting related expenses that were accrued for and expensed during the most recent fiscal year ended June 30, 2025. These expenses related to a special meeting of the Fund’s shareholders that was held in November 2023. The Fund is not required to hold annual meetings of shareholders, and although the most recent shareholder meeting was held towards the end of 2023, certain expenses related to that meeting still needed to be accrued for and expensed during the most recent fiscal year ended June 30, 2025.

UBS Global Allocation Fund

S1768

Class P

This page intentionally left blank.

Annual Shareholder Report

June 30, 2025

UBS Emerging Markets Equity Opportunity Fund

Class P

UEMPX

Fund Overview

This annual shareholder report contains important information about UBS Emerging Markets Equity Opportunity Fund for the period of July 1, 2024 to June 30, 2025. You can find additional information about the Fund at http://www.ubs.com/port-info. You can also request this information by contacting us at 1-800-647 1568.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class P	$107	1.00%

How did the Fund perform last year and what affected its performance?

Portfolio performance summary

What worked:

• On a sector level, stock selection within Communication Services and Utilities added value

• On a stock level, Nebius, OTP Bank, and Ping An Insurance were among the top contributors

• The Fund's holding in Nebius (incorporated in the Netherlands, Communication Services) was the top contributor to results over the reporting period. Nebius added performance as it resumed trading on Nasdaq following the full sale of its Russian assets. The company focuses on full-stack cloud AI solutions. We exited the position during the 4th quarter 2024 after the stock resumed trading.

• The Fund’s position in OTP Bank (Hungary, Financials) was also additive for returns. OTP outperformed on the back of strong quarterly results in 4th quarter 2024 and 1st quarter 2025.

What didn’t work:

• On a sector level, stock selection within Consumer Discretionary and Energy detracted

• On a stock level, Samsung Electronics, Kia, and Axis Bank were among the main detractors

• The Fund’s position in Samsung Electronics (Korea, Information Technology) was a headwind for returns. The stock underperformed amid concerns about the memory cycle, and intensification of competition in lower-end Dynamic Random Access Memory demand coming from Chinese tech companies. The Fund continues to hold onto the stock as we believe the company is trading at attractive valuations and is likely to close the gap with the leaders in HBM (high bandwidth memory) going forward.

• The Fund's position in Kia (Korea, Consumer Discretionary) also contributed negatively to performance. The stock underperformed on concerns over potential US auto tariffs. The company has been working to protect its profit margins by expanding local production as part of its broader US localization strategy. The Fund continues to hold onto the stock as we closely monitor the progress with tariff negotiations.

The Fund did not invest in derivatives during the reporting period.

UBS Emerging Markets Equity Opportunity Fund

Class P

Fund Overview

Fund Performance

	Class P	MSCI Emerging Markets Index (net)
1/31/19	$10,000	$10,000
3/31/19	$10,336	$10,107
6/30/19	$10,404	$10,168
9/30/19	$10,034	$9,736
12/31/19	$11,410	$10,889
3/31/20	$8,747	$8,319
6/30/20	$10,595	$9,823
9/30/20	$11,548	$10,762
12/31/20	$14,125	$12,882
3/31/21	$14,172	$13,177
6/30/21	$14,357	$13,842
9/30/21	$13,025	$12,722
12/31/21	$12,716	$12,555
3/31/22	$11,002	$11,679
6/30/22	$9,804	$10,342
9/30/22	$8,786	$9,145
12/31/22	$9,409	$10,032
3/31/23	$9,647	$10,429
6/30/23	$9,726	$10,523
9/30/23	$9,357	$10,215
12/31/23	$10,179	$11,018
3/31/24	$10,260	$11,279
6/30/24	$10,772	$11,843
9/30/24	$11,203	$12,876
12/31/24	$10,357	$11,845
3/31/25	$10,998	$12,192
6/30/25	$12,183	$13,653

Average Annual Total Returns (%)

AATR	1 Year	5 Years	Since Inception 1/31/19
Class P	13.10%	2.83%	3.13%
MSCI Emerging Markets Index (net)	15.29%	6.81%	4.98%

The Fund's past performance is not a good predictor of the Fund's future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or a redemption of Fund shares.

Key Fund Statistics

FUND STATISTICS	Value
Total Net Assets	$408,702,760
# of Portfolio Holdings	40
Portfolio Turnover Rate	57%
Total Advisory Fees Paid (includes Administration Fees)	$581,378

What is the Fund’s investment objective?

The Fund seeks to maximize capital appreciation.

Top 5 Holdings (% of Net Assets)

Taiwan Semiconductor Manufacturing Co. Ltd.	9.4%
Tencent Holdings Ltd.	8.0
Reliance Industries Ltd.	4.6
HDFC Bank Ltd.	4.4
SK Hynix, Inc.	3.9

UBS Emerging Markets Equity Opportunity Fund

Class P

Top 5 Sectors (% of Net Assets)

Value	Value
Industrials	6.4%
Consumer Discretionary	11.6%
Communication Services	12.7%
Information Technology	23.3%
Financials	23.4%

Additional Information

If you wish to view additional information about the Fund, including but not limited to its prospectus, financial statements, holdings and proxy voting information, please visit http://www.ubs.com/port-info.

Phone: 1-800-647 1568

UBS Emerging Markets Equity Opportunity Fund

S1769

Class P

This page intentionally left blank.

Annual Shareholder Report

June 30, 2025

UBS Emerging Markets Equity Opportunity Fund

Class P2

EMPTX

Fund Overview

This annual shareholder report contains important information about UBS Emerging Markets Equity Opportunity Fund for the period of July 1, 2024 to June 30, 2025. You can find additional information about the Fund at http://www.ubs.com/port-info. You can also request this information by contacting us at 1-800-647 1568. This report describes notable changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class P2	$34	0.32%

How did the Fund perform last year and what affected its performance?

Portfolio performance summary

What worked:

• On a sector level, stock selection within Communication Services and Utilities added value

• On a stock level, Nebius, OTP Bank, and Ping An Insurance were among the top contributors

• The Fund's holding in Nebius (incorporated in the Netherlands, Communication Services) was the top contributor to results over the reporting period. Nebius added performance as it resumed trading on Nasdaq following the full sale of its Russian assets. The company focuses on full-stack cloud AI solutions. We exited the position during the 4th quarter 2024 after the stock resumed trading.

• The Fund’s position in OTP Bank (Hungary, Financials) was also additive for returns. OTP outperformed on the back of strong quarterly results in 4th quarter 2024 and 1st quarter 2025.

What didn’t work:

• On a sector level, stock selection within Consumer Discretionary and Energy detracted

• On a stock level, Samsung Electronics, Kia, and Axis Bank were among the main detractors

• The Fund’s position in Samsung Electronics (Korea, Information Technology) was a headwind for returns. The stock underperformed amid concerns about the memory cycle, and intensification of competition in lower-end Dynamic Random Access Memory demand coming from Chinese tech companies. The Fund continues to hold onto the stock as we believe the company is trading at attractive valuations and is likely to close the gap with the leaders in HBM (high bandwidth memory) going forward.

• The Fund's position in Kia (Korea, Consumer Discretionary) also contributed negatively to performance. The stock underperformed on concerns over potential US auto tariffs. The company has been working to protect its profit margins by expanding local production as part of its broader US localization strategy. The Fund continues to hold onto the stock as we closely monitor the progress with tariff negotiations.

The Fund did not invest in derivatives during the reporting period.

UBS Emerging Markets Equity Opportunity Fund

Class P2

Fund Overview

Fund Performance

	Class P2	MSCI Emerging Markets Index (net)
6/4/18	$10,000	$10,000
6/30/18	$9,410	$9,365
9/30/18	$9,010	$9,262
12/31/18	$8,159	$8,571
3/31/19	$9,286	$9,421
6/30/19	$9,366	$9,478
9/30/19	$9,055	$9,076
12/31/19	$10,319	$10,150
3/31/20	$7,920	$7,755
6/30/20	$9,616	$9,157
9/30/20	$10,505	$10,032
12/31/20	$12,879	$12,008
3/31/21	$12,953	$12,282
6/30/21	$13,142	$12,902
9/30/21	$11,956	$11,858
12/31/21	$11,696	$11,703
3/31/22	$10,140	$10,886
6/30/22	$9,055	$9,640
9/30/22	$8,124	$8,524
12/31/22	$8,727	$9,351
3/31/23	$8,971	$9,721
6/30/23	$9,057	$9,809
9/30/23	$8,727	$9,522
12/31/23	$9,506	$10,271
3/31/24	$9,607	$10,514
6/30/24	$10,100	$11,039
9/30/24	$10,529	$12,002
12/31/24	$9,745	$11,041
3/31/25	$10,372	$11,364
6/30/25	$11,509	$12,727

Average Annual Total Returns (%)

AATR	1 Year	5 Years	Since Inception 6/4/18
Class P2	13.95%	3.66%	2.01%
MSCI Emerging Markets Index (net)	15.29%	6.81%	3.47%

The Fund's past performance is not a good predictor of the Fund's future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or a redemption of Fund shares.

Key Fund Statistics

FUND STATISTICS	Value
Total Net Assets	$408,702,760
# of Portfolio Holdings	40
Portfolio Turnover Rate	57%
Total Advisory Fees Paid (includes Administration Fees)	$581,378

What is the Fund’s investment objective?

The Fund seeks to maximize capital appreciation.

Top 5 Holdings (% of Net Assets)

Taiwan Semiconductor Manufacturing Co. Ltd.	9.4%
Tencent Holdings Ltd.	8.0
Reliance Industries Ltd.	4.6
HDFC Bank Ltd.	4.4
SK Hynix, Inc.	3.9

UBS Emerging Markets Equity Opportunity Fund

Class P2

Top 5 Sectors (% of Net Assets)

Value	Value
Industrials	6.4%
Consumer Discretionary	11.6%
Communication Services	12.7%
Information Technology	23.3%
Financials	23.4%

Additional Information

If you wish to view additional information about the Fund, including but not limited to its prospectus, financial statements, holdings and proxy voting information, please visit http://www.ubs.com/port-info.

Phone: 1-800-647 1568

Notable Fund Changes

The below is a summary of certain changes that occurred since the Fund's prior fiscal year ended June 30, 2024.

The annual fund operating expenses increased by 0.07% from June 30, 2024 to June 30, 2025 as a result of an increase in various expenses including, but not limited to, custody, legal and loan commitment fees. Although expenses increased over the past fiscal year, UBS Asset Management (Americas) LLC, the Advisor, has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, dividend expense and security loan fees for securities sold short and extraordinary expenses, such as proxy related expenses) to the extent necessary to limit the Fund's ordinary operating expenses (with the aforementioned exclusions still applying) to not exceed 0.40%.

UBS Emerging Markets Equity Opportunity Fund

S1770

Class P2

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Annual Shareholder Report

June 30, 2025

UBS Engage For Impact Fund

Class P

UEIPX

Fund Overview

This annual shareholder report contains important information about UBS Engage For Impact Fund for the period of July 1, 2024 to June 30, 2025. You can find additional information about the Fund at http://www.ubs.com/port-info. You can also request this information by contacting us at 1-800-647 1568. This report describes notable changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class P	$93	0.85%

How did the Fund perform last year and what affected its performance?

Portfolio performance summary

What worked:

• Stock selection in Information Technology and Consumer Staples contributed positively to performance.

• The individual stock positions that contributed to performance the most were:

     • Broadcom performed well over the period due to continued enthusiasm over artificial intelligence (AI).

     • Spectris shares soared after it was revealed that in June 2025 the company had received a cash offer at an 85% premium to its previous closing share price from Advent International. This fueled hopes of a bidding war, with KKR offering a rival bid.

     • AIB Group shares outperformed as strong profitability from higher net interest income set the stage for large share buybacks.

What didn’t work:

• Stock selection in Industrials and Consumer Discretionary contributed negatively to performance.

• The individual stock positions that negatively impacted performance the most were:

     • Galp Energia shares declined in Q3 2024 as Exxon withdrew from the company’s Namibia oil sale. The share price was further weighed by weaker oil prices. The stock was sold during the reporting period.

     • Enphase Energy shares came under pressure as higher rates weighed on the cost of finance solar installations, and softening demand due to strong Chinese competition in Europe hurt revenue. The stock was sold during the reporting period.

     • AstraZeneca shares underperformed due to softer revenues that slightly missed expectations, in addition to a setback in their lung cancer drug trial. The Fund continues to hold the stock.

The Fund did not invest in derivatives during the reporting period.

UBS Engage For Impact Fund

Class P

Fund Overview

Fund Performance

	Class P	MSCI All Country World Index (net)
10/24/18	$10,000	$10,000
12/31/18	$9,316	$9,577
3/31/19	$10,657	$10,743
6/30/19	$10,827	$11,131
9/30/19	$10,527	$11,128
12/31/19	$11,519	$12,124
3/31/20	$8,580	$9,534
6/30/20	$10,419	$11,366
9/30/20	$11,180	$12,290
12/31/20	$13,470	$14,095
3/31/21	$14,237	$14,739
6/30/21	$14,765	$15,829
9/30/21	$14,816	$15,662
12/31/21	$15,657	$16,707
3/31/22	$13,896	$15,812
6/30/22	$11,623	$13,336
9/30/22	$10,912	$12,426
12/31/22	$12,158	$13,639
3/31/23	$12,617	$14,636
6/30/23	$13,123	$15,540
9/30/23	$12,993	$15,011
12/31/23	$14,159	$16,667
3/31/24	$15,107	$18,034
6/30/24	$14,917	$18,551
9/30/24	$16,102	$19,778
12/31/24	$15,635	$19,582
3/31/25	$15,151	$19,323
6/30/25	$17,869	$21,550

Average Annual Total Returns (%)

AATR	1 Year	5 Years	Since Inception 10/24/18
Class P	19.79%	11.39%	9.08%
MSCI All Country World Index (net)	16.17%	13.65%	12.18%

The Fund's past performance is not a good predictor of the Fund's future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or a redemption of Fund shares.

Key Fund Statistics

FUND STATISTICS	Value
Total Net Assets	$52,112,415
# of Portfolio Holdings	45
Portfolio Turnover Rate	29%
Total Advisory Fees Paid (includes Administration Fees)	$0

What is the Fund’s investment objective?

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Top 5 Holdings (% of Net Assets)

Microsoft Corp.	6.3%
Broadcom, Inc.	5.4
Danone SA	4.1
AIB Group PLC	3.7
Spectris PLC	3.7

UBS Engage For Impact Fund

Class P

Top 5 Sectors (% of Net Assets)

Value	Value
Consumer Staples	8.4%
Industrials	11.7%
Health Care	14.3%
Financials	16.0%
Information Technology	32.2%

Additional Information

If you wish to view additional information about the Fund, including but not limited to its prospectus, financial statements, holdings and proxy voting information, please visit http://www.ubs.com/port-info.

Phone: 1-800-647 1568

Notable Fund Changes

The below is a summary of certain changes that occurred since the Fund's prior fiscal year ended June 30, 2024.

The annual fund operating expenses declined by 0.03% from June 30, 2024 to June 30, 2025, because the expenses for the fiscal year ended June 30, 2024, included costs related to a special meeting of the Fund’s shareholders borne by the Fund. These shareholder meeting related expenses were accrued for and fully expensed during the fiscal year ended June 30, 2024. The Fund is not required to hold annual meetings of shareholders, and one was not held during the fiscal year ended June 30, 2025.

UBS Engage For Impact Fund

S1771

Class P

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Annual Shareholder Report

June 30, 2025

UBS Engage For Impact Fund

Class P2

EIPTX

Fund Overview

This annual shareholder report contains important information about UBS Engage For Impact Fund for the period of July 1, 2024 to June 30, 2025. You can find additional information about the Fund at http://www.ubs.com/port-info. You can also request this information by contacting us at 1-800-647 1568. This report describes notable changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class P2	$28	0.25%

How did the Fund perform last year and what affected its performance?

Portfolio performance summary

What worked:

• Stock selection in Information Technology and Consumer Staples contributed positively to performance.

• The individual stock positions that contributed to performance the most were:

     • Broadcom performed well over the period due to continued enthusiasm over artificial intelligence (AI).

     • Spectris shares soared after it was revealed that in June 2025 the company had received a cash offer at an 85% premium to its previous closing share price from Advent International. This fueled hopes of a bidding war, with KKR offering a rival bid.

     • AIB Group shares outperformed as strong profitability from higher net interest income set the stage for large share buybacks.

What didn’t work:

• Stock selection in Industrials and Consumer Discretionary contributed negatively to performance.

• The individual stock positions that negatively impacted performance the most were:

     • Galp Energia shares declined in Q3 2024 as Exxon withdrew from the company’s Namibia oil sale. The share price was further weighed by weaker oil prices. The stock was sold during the reporting period.

     • Enphase Energy shares came under pressure as higher rates weighed on the cost of finance solar installations, and softening demand due to strong Chinese competition in Europe hurt revenue. The stock was sold during the reporting period.

     • AstraZeneca shares underperformed due to softer revenues that slightly missed expectations, in addition to a setback in their lung cancer drug trial. The Fund continues to hold the stock.

The Fund did not invest in derivatives during the reporting period.

UBS Engage For Impact Fund

Class P2

Fund Overview

Fund Performance

	Class P2	MSCI All Country World Index (net)
2/23/21	$10,000	$10,000
3/31/21	$10,088	$10,012
6/30/21	$10,477	$10,753
9/30/21	$10,535	$10,639
12/31/21	$11,150	$11,350
3/31/22	$9,904	$10,741
6/30/22	$8,301	$9,059
9/30/22	$7,802	$8,441
12/31/22	$8,706	$9,265
3/31/23	$9,043	$9,942
6/30/23	$9,431	$10,556
9/30/23	$9,355	$10,197
12/31/23	$10,205	$11,323
3/31/24	$10,907	$12,251
6/30/24	$10,778	$12,602
9/30/24	$11,652	$13,436
12/31/24	$11,331	$13,303
3/31/25	$11,000	$13,126
6/30/25	$12,989	$14,639

Average Annual Total Returns (%)

AATR	1 Year	Since Inception 2/23/21
Class P2	20.51%	6.20%
MSCI All Country World Index (net)	16.17%	9.16%

The Fund's past performance is not a good predictor of the Fund's future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or a redemption of Fund shares.

Key Fund Statistics

FUND STATISTICS	Value
Total Net Assets	$52,112,415
# of Portfolio Holdings	45
Portfolio Turnover Rate	29%
Total Advisory Fees Paid (includes Administration Fees)	$0

What is the Fund’s investment objective?

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Top 5 Holdings (% of Net Assets)

Microsoft Corp.	6.3%
Broadcom, Inc.	5.4
Danone SA	4.1
AIB Group PLC	3.7
Spectris PLC	3.7

UBS Engage For Impact Fund

Class P2

Top 5 Sectors (% of Net Assets)

Value	Value
Consumer Staples	8.4%
Industrials	11.7%
Health Care	14.3%
Financials	16.0%
Information Technology	32.2%

Additional Information

If you wish to view additional information about the Fund, including but not limited to its prospectus, financial statements, holdings and proxy voting information, please visit http://www.ubs.com/port-info.

Phone: 1-800-647 1568

Notable Fund Changes

The below is a summary of certain changes that occurred since the Fund's prior fiscal year ended June 30, 2024.

The annual fund operating expenses declined by 0.03% from June 30, 2024 to June 30, 2025, because the expenses for the fiscal year ended June 30, 2024, included costs related to a special meeting of the Fund’s shareholders borne by the Fund. These shareholder meeting related expenses were accrued for and fully expensed during the fiscal year ended June 30, 2024. The Fund is not required to hold annual meetings of shareholders, and one was not held during the fiscal year ended June 30, 2025.

UBS Engage For Impact Fund

S1772

Class P2

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Annual Shareholder Report

June 30, 2025

UBS International Sustainable Equity Fund

Class A

BNIEX

Fund Overview

This annual shareholder report contains important information about UBS International Sustainable Equity Fund for the period of July 1, 2024 to June 30, 2025. You can find additional information about the Fund at http://www.ubs.com/port-info. You can also request this information by contacting us at 1-800-647 1568.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$138	1.26%

How did the Fund perform last year and what affected its performance?

Portfolio performance summary

What worked:

• Stock selection in Health Care and Financials contributed positively to performance over the reporting period.

• Several individual stock positions added value during the 12-month period. The largest contributors were:

     • Not owning Novo Nordisk contributed positively to relative performance as shares declined on mounting concerns the company is continuing to cede market share to Eli Lilly in the obesity drug space.

     • AIB Group shares outperformed as strong profitability from higher net interest income set the stage for large share buybacks.

     • St. James’s Place shares rallied on strong earnings, and investors were optimistic about the company’s strategic plans, supported by revisions to their fee structure and cost cutting initiatives over the next five years.

What didn’t work:

• Stock selection in Industrials and Energy contributed negatively to performance over the reporting period.

• The individual stock positions that negatively impacted performance the most were:

     • Schlumberger was the main detractor as shares declined on some weak results, in addition to uncertainty around the Middle East which is their largest source of revenue. High political tensions and restraints by OPEC impacted some project development, however, the company has seen strong gains in earnings and revenue. We exited this position shortly after the Fund's fiscal year ended.

     • SK Hynix share price weakness was driven by concerns around increased competition in the high bandwidth memory (HBM) market and potential downward price pressures. We have since exited this position.

     • James Hardie Industries shares fell, retracing much of the strong performance from earlier in Q3 2024 due to some pressure from softer US housing data which show a decline in existing homes sales to a 14-year low, in addition to lower housing starts and permits. We have since exited this position.

The Fund did not invest in derivatives during the reporting period.

UBS International Sustainable Equity Fund

Class A

Fund Overview

Fund Performance

	Class A with Load	MSCI World ex USA Net (USD)
6/30/15	$9,451	$10,000
9/30/15	$8,224	$8,943
12/31/15	$8,615	$9,293
3/31/16	$8,161	$9,112
6/30/16	$8,121	$9,016
9/30/16	$8,605	$9,583
12/31/16	$8,523	$9,549
3/31/17	$9,171	$10,199
6/30/17	$9,861	$10,773
9/30/17	$10,540	$11,379
12/31/17	$11,159	$11,860
3/31/18	$11,086	$11,618
6/30/18	$10,617	$11,532
9/30/18	$10,815	$11,682
12/31/18	$9,268	$10,189
3/31/19	$10,221	$11,254
6/30/19	$10,603	$11,680
9/30/19	$10,295	$11,571
12/31/19	$11,342	$12,481
3/31/20	$8,769	$9,577
6/30/20	$10,313	$11,047
9/30/20	$10,924	$11,590
12/31/20	$12,772	$13,427
3/31/21	$12,989	$13,970
6/30/21	$13,520	$14,759
9/30/21	$13,249	$14,662
12/31/21	$13,169	$15,122
3/31/22	$12,264	$14,395
6/30/22	$10,859	$12,285
9/30/22	$9,645	$11,156
12/31/22	$11,276	$12,961
3/31/23	$12,074	$14,001
6/30/23	$12,562	$14,425
9/30/23	$12,101	$13,833
12/31/23	$12,985	$15,287
3/31/24	$13,516	$16,141
6/30/24	$13,584	$16,044
9/30/24	$14,702	$17,289
12/31/24	$13,809	$16,005
3/31/25	$14,472	$16,998
6/30/25	$16,171	$19,045

Average Annual Total Returns (%)

AATR	1 Year	5 Years	10 Years
Class A	19.04%	9.41%	5.52%
Class A with Load	12.50%	8.18%	4.92%
MSCI World ex USA Net (USD)	18.70%	11.51%	6.65%

The Fund's past performance is not a good predictor of the Fund's future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or a redemption of Fund shares.

Key Fund Statistics

FUND STATISTICS	Value
Total Net Assets	$159,848,936
# of Portfolio Holdings	65
Portfolio Turnover Rate	45%
Total Advisory Fees Paid (includes Administration Fees)	$644,285

What is the Fund’s investment objective?

The Fund seeks to maximize total return, consisting of capital appreciation and current income by investing primarily in the equity securities of non-US issuers.

Top 5 Holdings (% of Net Assets)

Sony Group Corp.	3.9%
AIB Group PLC	3.6
Banco Bilbao Vizcaya Argentaria SA	2.7
ITOCHU Corp.	2.7
Unilever PLC	2.4

UBS International Sustainable Equity Fund

Class A

Top 5 Sectors (% of Net Assets)

Value	Value
Consumer Discretionary	11.8%
Health Care	12.3%
Information Technology	15.2%
Industrials	17.0%
Financials	23.2%

Additional Information

If you wish to view additional information about the Fund, including but not limited to its prospectus, financial statements, holdings and proxy voting information, please visit http://www.ubs.com/port-info.

Phone: 1-800-647 1568

UBS International Sustainable Equity Fund

S1773

Class A

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Annual Shareholder Report

June 30, 2025

UBS International Sustainable Equity Fund

Class P

BNUEX

Fund Overview

This annual shareholder report contains important information about UBS International Sustainable Equity Fund for the period of July 1, 2024 to June 30, 2025. You can find additional information about the Fund at http://www.ubs.com/port-info. You can also request this information by contacting us at 1-800-647 1568.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class P	$111	1.01%

How did the Fund perform last year and what affected its performance?

Portfolio performance summary

What worked:

• Stock selection in Health Care and Financials contributed positively to performance over the reporting period.

• Several individual stock positions added value during the 12-month period. The largest contributors were:

     • Not owning Novo Nordisk contributed positively to relative performance as shares declined on mounting concerns the company is continuing to cede market share to Eli Lilly in the obesity drug space.

     • AIB Group shares outperformed as strong profitability from higher net interest income set the stage for large share buybacks.

     • St. James’s Place shares rallied on strong earnings, and investors were optimistic about the company’s strategic plans, supported by revisions to their fee structure and cost cutting initiatives over the next five years.

What didn’t work:

• Stock selection in Industrials and Energy contributed negatively to performance over the reporting period.

• The individual stock positions that negatively impacted performance the most were:

     • Schlumberger was the main detractor as shares declined on some weak results, in addition to uncertainty around the Middle East which is their largest source of revenue. High political tensions and restraints by OPEC impacted some project development, however, the company has seen strong gains in earnings and revenue. We exited this position shortly after the Fund's fiscal year ended.

     • SK Hynix share price weakness was driven by concerns around increased competition in the high bandwidth memory (HBM) market and potential downward price pressures. We have since exited this position.

     • James Hardie Industries shares fell, retracing much of the strong performance from earlier in Q3 2024 due to some pressure from softer US housing data which show a decline in existing homes sales to a 14-year low, in addition to lower housing starts and permits. We have since exited this position.

The Fund did not invest in derivatives during the reporting period.

UBS International Sustainable Equity Fund

Class P

Fund Overview

Fund Performance

	Class P	MSCI World ex USA Net (USD)
6/30/15	$10,000	$10,000
9/30/15	$8,716	$8,943
12/31/15	$9,129	$9,293
3/31/16	$8,659	$9,112
6/30/16	$8,617	$9,016
9/30/16	$9,139	$9,583
12/31/16	$9,056	$9,549
3/31/17	$9,743	$10,199
6/30/17	$10,485	$10,773
9/30/17	$11,216	$11,379
12/31/17	$11,882	$11,860
3/31/18	$11,816	$11,618
6/30/18	$11,318	$11,532
9/30/18	$11,539	$11,682
12/31/18	$9,896	$10,189
3/31/19	$10,912	$11,254
6/30/19	$11,329	$11,680
9/30/19	$11,002	$11,571
12/31/19	$12,133	$12,481
3/31/20	$9,386	$9,577
6/30/20	$11,057	$11,047
9/30/20	$11,710	$11,590
12/31/20	$13,706	$13,427
3/31/21	$13,950	$13,970
6/30/21	$14,529	$14,759
9/30/21	$14,239	$14,662
12/31/21	$14,163	$15,122
3/31/22	$13,205	$14,395
6/30/22	$11,696	$12,285
9/30/22	$10,392	$11,156
12/31/22	$12,166	$12,961
3/31/23	$13,028	$14,001
6/30/23	$13,568	$14,425
9/30/23	$13,072	$13,833
12/31/23	$14,039	$15,287
3/31/24	$14,613	$16,141
6/30/24	$14,702	$16,044
9/30/24	$15,924	$17,289
12/31/24	$14,968	$16,005
3/31/25	$15,702	$16,998
6/30/25	$17,543	$19,045

Average Annual Total Returns (%)

AATR	1 Year	5 Years	10 Years
Class P	19.32%	9.67%	5.78%
MSCI World ex USA Net (USD)	18.70%	11.51%	6.65%

The Fund's past performance is not a good predictor of the Fund's future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or a redemption of Fund shares.

Key Fund Statistics

FUND STATISTICS	Value
Total Net Assets	$159,848,936
# of Portfolio Holdings	65
Portfolio Turnover Rate	45%
Total Advisory Fees Paid (includes Administration Fees)	$644,285

What is the Fund’s investment objective?

The Fund seeks to maximize total return, consisting of capital appreciation and current income by investing primarily in the equity securities of non-US issuers.

Top 5 Holdings (% of Net Assets)

Sony Group Corp.	3.9%
AIB Group PLC	3.6
Banco Bilbao Vizcaya Argentaria SA	2.7
ITOCHU Corp.	2.7
Unilever PLC	2.4

UBS International Sustainable Equity Fund

Class P

Top 5 Sectors (% of Net Assets)

Value	Value
Consumer Discretionary	11.8%
Health Care	12.3%
Information Technology	15.2%
Industrials	17.0%
Financials	23.2%

Additional Information

If you wish to view additional information about the Fund, including but not limited to its prospectus, financial statements, holdings and proxy voting information, please visit http://www.ubs.com/port-info.

Phone: 1-800-647 1568

UBS International Sustainable Equity Fund

S1774

Class P

This page intentionally left blank.

Annual Shareholder Report

June 30, 2025

UBS International Sustainable Equity Fund

Class P2

ESPTX

Fund Overview

This annual shareholder report contains important information about UBS International Sustainable Equity Fund for the period of July 1, 2024 to June 30, 2025. You can find additional information about the Fund at http://www.ubs.com/port-info. You can also request this information by contacting us at 1-800-647 1568.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class P2	$29	0.26%

How did the Fund perform last year and what affected its performance?

Portfolio performance summary

What worked:

• Stock selection in Health Care and Financials contributed positively to performance over the reporting period.

• Several individual stock positions added value during the 12-month period. The largest contributors were:

     • Not owning Novo Nordisk contributed positively to relative performance as shares declined on mounting concerns the company is continuing to cede market share to Eli Lilly in the obesity drug space.

     • AIB Group shares outperformed as strong profitability from higher net interest income set the stage for large share buybacks.

     • St. James’s Place shares rallied on strong earnings, and investors were optimistic about the company’s strategic plans, supported by revisions to their fee structure and cost cutting initiatives over the next five years.

What didn’t work:

• Stock selection in Industrials and Energy contributed negatively to performance over the reporting period.

• The individual stock positions that negatively impacted performance the most were:

     • Schlumberger was the main detractor as shares declined on some weak results, in addition to uncertainty around the Middle East which is their largest source of revenue. High political tensions and restraints by OPEC impacted some project development, however, the company has seen strong gains in earnings and revenue. We exited this position shortly after the Fund's fiscal year ended.

     • SK Hynix share price weakness was driven by concerns around increased competition in the high bandwidth memory (HBM) market and potential downward price pressures. We have since exited this position.

     • James Hardie Industries shares fell, retracing much of the strong performance from earlier in Q3 2024 due to some pressure from softer US housing data which show a decline in existing homes sales to a 14-year low, in addition to lower housing starts and permits. We have since exited this position.

The Fund did not invest in derivatives during the reporting period.

UBS International Sustainable Equity Fund

Class P2

Fund Overview

Fund Performance

	Class P2	MSCI World ex USA Net (USD)
10/30/20	$10,000	$10,000
12/31/20	$11,924	$12,059
3/31/21	$12,156	$12,546
6/30/21	$12,691	$13,255
9/30/21	$12,459	$13,167
12/31/21	$12,418	$13,581
3/31/22	$11,600	$12,928
6/30/22	$10,300	$11,033
9/30/22	$9,157	$10,019
12/31/22	$10,751	$11,640
3/31/23	$11,528	$12,574
6/30/23	$12,033	$12,955
9/30/23	$11,619	$12,423
12/31/23	$12,494	$13,729
3/31/24	$13,034	$14,496
6/30/24	$13,126	$14,409
9/30/24	$14,247	$15,527
12/31/24	$13,418	$14,374
3/31/25	$14,100	$15,265
6/30/25	$15,786	$17,104

Average Annual Total Returns (%)

AATR	1 Year	Since Inception 10/30/20
Class P2	20.26%	10.28%
MSCI World ex USA Net (USD)	18.70%	12.19%

The Fund's past performance is not a good predictor of the Fund's future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or a redemption of Fund shares.

Key Fund Statistics

FUND STATISTICS	Value
Total Net Assets	$159,848,936
# of Portfolio Holdings	65
Portfolio Turnover Rate	45%
Total Advisory Fees Paid (includes Administration Fees)	$644,285

What is the Fund’s investment objective?

The Fund seeks to maximize total return, consisting of capital appreciation and current income by investing primarily in the equity securities of non-US issuers.

Top 5 Holdings (% of Net Assets)

Sony Group Corp.	3.9%
AIB Group PLC	3.6
Banco Bilbao Vizcaya Argentaria SA	2.7
ITOCHU Corp.	2.7
Unilever PLC	2.4

UBS International Sustainable Equity Fund

Class P2

Top 5 Sectors (% of Net Assets)

Value	Value
Consumer Discretionary	11.8%
Health Care	12.3%
Information Technology	15.2%
Industrials	17.0%
Financials	23.2%

Additional Information

If you wish to view additional information about the Fund, including but not limited to its prospectus, financial statements, holdings and proxy voting information, please visit http://www.ubs.com/port-info.

Phone: 1-800-647 1568

UBS International Sustainable Equity Fund

S1775

Class P2

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Annual Shareholder Report

June 30, 2025

UBS US Dividend Ruler Fund

Class P

DVRUX

Fund Overview

This annual shareholder report contains important information about UBS US Dividend Ruler Fund for the period of July 1, 2024 to June 30, 2025. You can find additional information about the Fund at http://www.ubs.com/port-info. You can also request this information by contacting us at 1-800-647 1568.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class P	$57	0.52%

How did the Fund perform last year and what affected its performance?

Portfolio performance summary

What worked:

• Stock selection within the information technology, financials, and health care sectors were additive to performance relative to the S&P 500 index.

• Within sectors, the Fund’s overweight to financials and industrials were positive contributors.

• Several holdings were beneficial for absolute performance, including:

     • Broadcom shares rallied on an expanding market opportunity from select hyperscaler customers. Broadcom saw accelerating demand for its custom AI chips in both training and inference workloads.

     • Oracle shares rose due to high demand for its Oracle Cloud Infrastructure platform, robust backlog growth, and rising long-term revenue and earnings targets.

     • Shares of JPMorgan Chase performed well given resilient net interest income results coupled with expectations of an improving capital markets and regulatory backdrop.

What didn't work:

• Stock selection within utilities, real estate, and consumer discretionary were the largest relative detractors.

• Within sectors, the portfolio’s underweight to communication services was the largest detractor.

• Several holdings weighed on absolute performance, including:

     • UnitedHealth Group was a sharp underperformer, primarily in the second quarter of 2025 following a reduction and subsequent withdrawal of its 2025 guidance amid rising medical costs and lower reimbursement rates for its Medicare Advantage business. We removed UnitedHealth from the Fund in May.

     • Shares of Phillips 66 struggled due to weak demand for refined oil products. The split outcome of its proxy battle with activist Elliott Investment Management also disappointed. We removed Phillips 66 from the Fund in June 2025.

     • Prologis shares were weak due to higher long-term interest rates and excess warehouse capacity in its key markets. Additional Fed rate cuts and a pro-growth policy agenda should ultimately boost industrial warehouse demand. We continue to hold the stock.

The Fund did not invest in derivatives during the reporting period.

UBS US Dividend Ruler Fund

Class P

Fund Overview

Fund Performance

	Class P	S&P 500 Index
7/9/20	$10,000	$10,000
9/30/20	$10,440	$10,708
12/31/20	$11,534	$12,009
3/31/21	$12,281	$12,750
6/30/21	$12,937	$13,840
9/30/21	$12,906	$13,921
12/31/21	$14,221	$15,456
3/31/22	$13,764	$14,745
6/30/22	$12,289	$12,371
9/30/22	$11,603	$11,767
12/31/22	$13,236	$12,657
3/31/23	$13,545	$13,606
6/30/23	$14,205	$14,795
9/30/23	$13,588	$14,311
12/31/23	$15,031	$15,984
3/31/24	$16,291	$17,671
6/30/24	$16,664	$18,428
9/30/24	$18,133	$19,513
12/31/24	$18,187	$19,983
3/31/25	$17,830	$19,130
6/30/25	$19,857	$21,223

Average Annual Total Returns (%)

AATR	1 Year	Since Inception 7/9/20
Class P	19.16%	14.78%
S&P 500 Index	15.16%	16.33%

The Fund's past performance is not a good predictor of the Fund's future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or a redemption of Fund shares.

Key Fund Statistics

FUND STATISTICS	Value
Total Net Assets	$267,001,740
# of Portfolio Holdings	33
Portfolio Turnover Rate	35%
Total Advisory Fees Paid (includes Administration Fees)	$476,036

What is the Fund’s investment objective?

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Top 5 Holdings (% of Net Assets)

Microsoft Corp.	10.4%
Broadcom, Inc.	6.8
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	4.8
JPMorgan Chase & Co.	4.7
Oracle Corp.	4.6

UBS US Dividend Ruler Fund

Class P

Top 5 Sectors (% of Net Assets)

Value	Value
Health Care	7.8%
Consumer Discretionary	8.9%
Industrials	13.6%
Financials	19.5%
Information Technology	33.6%

Additional Information

If you wish to view additional information about the Fund, including but not limited to its prospectus, financial statements, holdings and proxy voting information, please visit http://www.ubs.com/port-info.

Phone: 1-800-647 1568

UBS US Dividend Ruler Fund

S1776

Class P

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Annual Shareholder Report

June 30, 2025

UBS US Dividend Ruler Fund

Class P2

DVRPX

Fund Overview

This annual shareholder report contains important information about UBS US Dividend Ruler Fund for the period of July 1, 2024 to June 30, 2025. You can find additional information about the Fund at http://www.ubs.com/port-info. You can also request this information by contacting us at 1-800-647 1568.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class P2	$20	0.18%

How did the Fund perform last year and what affected its performance?

Portfolio performance summary

What worked:

• Stock selection within the information technology, financials, and health care sectors were additive to performance relative to the S&P 500 index.

• Within sectors, the Fund’s overweight to financials and industrials were positive contributors.

• Several holdings were beneficial for absolute performance, including:

     • Broadcom shares rallied on an expanding market opportunity from select hyperscaler customers. Broadcom saw accelerating demand for its custom AI chips in both training and inference workloads.

     • Oracle shares rose due to high demand for its Oracle Cloud Infrastructure platform, robust backlog growth, and rising long-term revenue and earnings targets.

     • Shares of JPMorgan Chase performed well given resilient net interest income results coupled with expectations of an improving capital markets and regulatory backdrop.

What didn't work:

• Stock selection within utilities, real estate, and consumer discretionary were the largest relative detractors.

• Within sectors, the portfolio’s underweight to communication services was the largest detractor.

• Several holdings weighed on absolute performance, including:

     • UnitedHealth Group was a sharp underperformer, primarily in the second quarter of 2025 following a reduction and subsequent withdrawal of its 2025 guidance amid rising medical costs and lower reimbursement rates for its Medicare Advantage business. We removed UnitedHealth from the Fund in May.

     • Shares of Phillips 66 struggled due to weak demand for refined oil products. The split outcome of its proxy battle with activist Elliott Investment Management also disappointed. We removed Phillips 66 from the Fund in June 2025.

     • Prologis shares were weak due to higher long-term interest rates and excess warehouse capacity in its key markets. Additional Fed rate cuts and a pro-growth policy agenda should ultimately boost industrial warehouse demand. We continue to hold the stock.

The Fund did not invest in derivatives during the reporting period.

UBS US Dividend Ruler Fund

Class P2

Fund Overview

Fund Performance

	Class P2	S&P 500 Index
3/15/23	$10,000	$10,000
3/31/23	$10,512	$10,565
4/30/23	$10,744	$10,730
5/31/23	$10,529	$10,777
6/30/23	$11,033	$11,489
7/31/23	$11,322	$11,858
8/31/23	$11,050	$11,669
9/30/23	$10,562	$11,113
10/31/23	$10,430	$10,879
11/30/23	$11,289	$11,872
12/31/23	$11,691	$12,412
1/31/24	$11,905	$12,620
2/29/24	$12,366	$13,294
3/31/24	$12,691	$13,722
4/30/24	$12,101	$13,162
5/31/24	$12,460	$13,814
6/30/24	$12,991	$14,310
7/31/24	$13,393	$14,484
8/31/24	$13,812	$14,835
9/30/24	$14,145	$15,152
10/31/24	$13,957	$15,015
11/30/24	$14,547	$15,896
12/31/24	$14,201	$15,517
1/31/25	$14,695	$15,949
2/28/25	$14,606	$15,741
3/31/25	$13,932	$14,854
4/30/25	$13,752	$14,754
5/31/25	$14,695	$15,682
6/30/25	$15,531	$16,480

Average Annual Total Returns (%)

AATR	1 Year	Since Inception 3/15/23
Class P2	19.55%	21.16%
S&P 500 Index	15.16%	24.34%

The Fund's past performance is not a good predictor of the Fund's future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or a redemption of Fund shares.

Key Fund Statistics

FUND STATISTICS	Value
Total Net Assets	$267,001,740
# of Portfolio Holdings	33
Portfolio Turnover Rate	35%
Total Advisory Fees Paid (includes Administration Fees)	$476,036

What is the Fund’s investment objective?

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Top 5 Holdings (% of Net Assets)

Microsoft Corp.	10.4%
Broadcom, Inc.	6.8
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	4.8
JPMorgan Chase & Co.	4.7
Oracle Corp.	4.6

UBS US Dividend Ruler Fund

Class P2

Top 5 Sectors (% of Net Assets)

Value	Value
Health Care	7.8%
Consumer Discretionary	8.9%
Industrials	13.6%
Financials	19.5%
Information Technology	33.6%

Additional Information

If you wish to view additional information about the Fund, including but not limited to its prospectus, financial statements, holdings and proxy voting information, please visit http://www.ubs.com/port-info.

Phone: 1-800-647 1568

UBS US Dividend Ruler Fund

S1777

Class P2

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Annual Shareholder Report

June 30, 2025

UBS US Quality Growth At Reasonable Price Fund

Class P

QGRPX

Fund Overview

This annual shareholder report contains important information about UBS US Quality Growth At Reasonable Price Fund for the period of July 1, 2024 to June 30, 2025. You can find additional information about the Fund at http://www.ubs.com/port-info. You can also request this information by contacting us at 1-800-647 1568.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class P	$56	0.52%

How did the Fund perform last year and what affected its performance?

Portfolio performance summary

What worked:

• Stock selection in the health care sector was a contributor to performance relative to the Russell 1000 Growth Index.

• Within sectors, our underweight to consumer staples and overweight to financials were positive contributors to relative performance.

• Several holdings were beneficial for absolute performance, including:

     • NVIDIA shares continued to benefit from robust AI capital spending by major US hyperscalers and nascent opportunities with recently announced sovereign AI projects.

     • Broadcom shares rallied on an expanding market opportunity from select hyperscaler customers. Broadcom saw accelerating demand for its custom AI chips in both training and inference workloads.

     • Meta shares delivered strong gains as the company has been one of the few to demonstrably illustrate a healthy return on investment for its AI initiatives. Meta’s AI-driven recommendations and tools have led to increased user time spent and advertiser adoption.

What didn’t work:

• Stock selection in consumer discretionary was a detractor from relative performance.

• Within sectors, our overweight to health care detracted from performance.

• Several individual holdings weighed on absolute performance, including:

     • Shares of AMD declined as the company’s AI-focused sales failed to meet elevated investor expectations. We removed AMD from the Fund in March 2025.

     • Eli Lilly shares struggled in the first half of 2025 amid broader industry concerns over drug price reforms. Despite this, Eli Lilly appears well positioned given its competitive anti-obesity product portfolio. We continue to hold the stock.

     • UnitedHealth Group was a sharp underperformer, primarily in the second quarter of 2025 following a reduction and subsequent withdrawal of its 2025 guidance amid rising medical costs and lower reimbursement rates for its Medicare Advantage business. We removed UnitedHealth from the Fund in May.

The Fund did not invest in derivatives during the reporting period.

UBS US Quality Growth At Reasonable Price Fund

Class P

Fund Overview

Fund Performance

	Class P	Russell 1000 Growth Index	S&P 500 Index
7/9/20	$10,000	$10,000	$10,000
9/30/20	$10,600	$10,783	$10,708
12/31/20	$11,463	$12,011	$12,009
3/31/21	$11,884	$12,125	$12,750
6/30/21	$13,149	$13,572	$13,840
9/30/21	$13,309	$13,729	$13,921
12/31/21	$14,809	$15,326	$15,456
3/31/22	$13,445	$13,940	$14,745
6/30/22	$11,037	$11,024	$12,371
9/30/22	$10,458	$10,627	$11,767
12/31/22	$11,023	$10,861	$12,657
3/31/23	$12,025	$12,421	$13,606
6/30/23	$13,309	$14,012	$14,795
9/30/23	$12,944	$13,573	$14,311
12/31/23	$14,938	$15,496	$15,984
3/31/24	$16,489	$17,264	$17,671
6/30/24	$17,433	$18,703	$18,428
9/30/24	$18,072	$19,300	$19,513
12/31/24	$18,695	$20,664	$19,983
3/31/25	$17,328	$18,598	$19,130
6/30/25	$20,149	$21,942	$21,223

Average Annual Total Returns (%)

AATR	1 Year	Since Inception 7/9/20
Class P	15.58%	15.12%
Russell 1000 Growth Index	17.32%	17.11%
S&P 500 Index	15.16%	16.33%

The Fund's past performance is not a good predictor of the Fund's future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or a redemption of Fund shares.

Key Fund Statistics

FUND STATISTICS	Value
Total Net Assets	$336,099,020
# of Portfolio Holdings	32
Portfolio Turnover Rate	30%
Total Advisory Fees Paid (includes Administration Fees)	$900,840

What is the Fund’s investment objective?

The Fund seeks to provide capital appreciation.

Top 5 Holdings (% of Net Assets)

Microsoft Corp.	13.8%
NVIDIA Corp.	12.6
Amazon.com, Inc.	7.7
Apple, Inc.	6.6
Meta Platforms, Inc., Class A	6.4

UBS US Quality Growth At Reasonable Price Fund

Class P

Top 5 Sectors (% of Net Assets)

Value	Value
Health Care	10.0%
Communication Services	10.2%
Financials	10.4%
Consumer Discretionary	13.6%
Information Technology	47.5%

Additional Information

If you wish to view additional information about the Fund, including but not limited to its prospectus, financial statements, holdings and proxy voting information, please visit http://www.ubs.com/port-info.

Phone: 1-800-647 1568

UBS US Quality Growth At Reasonable Price Fund

S1778

Class P

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Annual Shareholder Report

June 30, 2025

UBS U.S. Small Cap Growth Fund

Class A

BNSCX

Fund Overview

This annual shareholder report contains important information about UBS U.S. Small Cap Growth Fund for the period of July 1, 2024 to June 30, 2025. You can find additional information about the Fund at http://www.ubs.com/port-info. You can also request this information by contacting us at 1-800-647 1568. This report describes notable changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$120	1.24%

How did the Fund perform last year and what affected its performance?

Portfolio performance summary

What worked:

The underweight position in the Health Care sector, along with stock selection within Consumer Staples, positively impacted relative performance.

• Duolingo (DUOL), a mobile platform for learning foreign languages, achieved strong sales and earnings growth through robust user metrics, AI integration, and new learning journeys.

• CyberArk (CYBR), a provider of solutions for protecting privileged accounts from cyber threats, exhibited strong growth due to an evolving threat landscape, acquisition of new clients, realization of synergies, and heightened emphasis on securing machine identities.

• ATI (ATI), a specialty materials manufacturer, benefitted from earnings growth acceleration and its reclassification from Metals and Mining to the Aerospace and Defense industry by GICS, reflecting the significant impact that Aerospace and Defense segment has had on its current and future performance.

What didn't work:

Stock selection had a negative impact across multiple sectors, with the largest detractors being the Information Technology, Health Care, Industrials, and Materials sectors.

• Weatherford (WFRD), an oil field services and equipment provider, fell due to concerns of reduced oil field activity amid lower commodity prices. The stock was sold during the reporting period.

• Aspen Aerogels (ASPN), a developer and manufacturer of high-performance aerogel materials, underperformed after failing to obtain a Department of Energy loan for its Georgia manufacturing plant, and shifting political priorities impacted the company’s future prospects. The stock was sold during the reporting period.

• Universal Display (OLED), a provider of organic light-emitting diode technologies and materials, underperformed due to the slower-than-anticipated commercialization of its blue OLED technology and weaker-than-expected financial results. We continued to hold this stock at the end of the reporting period.

The Fund did not invest in derivatives during the reporting period.

UBS U.S. Small Cap Growth Fund

Class A

Fund Overview

Fund Performance

	Class A with Load	Russell 2000 Growth Index	Russell 3000 Index TR (USD)
6/30/15	$9,451	$10,000	$10,000
9/30/15	$7,986	$8,694	$9,275
12/31/15	$8,325	$9,069	$9,857
3/31/16	$7,360	$8,645	$9,952
6/30/16	$7,790	$8,925	$10,214
9/30/16	$8,580	$9,748	$10,663
12/31/16	$8,856	$10,096	$11,112
3/31/17	$9,418	$10,636	$11,750
6/30/17	$9,640	$11,103	$12,104
9/30/17	$9,939	$11,793	$12,658
12/31/17	$10,550	$12,334	$13,460
3/31/18	$11,019	$12,617	$13,373
6/30/18	$12,163	$13,530	$13,893
9/30/18	$13,283	$14,277	$14,883
12/31/18	$10,054	$11,186	$12,754
3/31/19	$12,093	$13,104	$14,545
6/30/19	$12,887	$13,464	$15,141
9/30/19	$11,960	$12,902	$15,317
12/31/19	$13,033	$14,372	$16,711
3/31/20	$9,986	$10,669	$13,218
6/30/20	$14,090	$13,932	$16,130
9/30/20	$16,245	$14,929	$17,615
12/31/20	$20,872	$19,349	$20,201
3/31/21	$21,965	$20,292	$21,483
6/30/21	$22,535	$21,087	$23,253
9/30/21	$22,190	$19,895	$23,230
12/31/21	$21,905	$19,898	$25,385
3/31/22	$19,705	$17,385	$24,045
6/30/22	$15,028	$14,038	$20,029
9/30/22	$14,822	$14,072	$19,135
12/31/22	$15,703	$14,653	$20,509
3/31/23	$16,227	$15,543	$21,982
6/30/23	$17,166	$16,639	$23,825
9/30/23	$15,812	$15,421	$23,050
12/31/23	$17,833	$17,387	$25,833
3/31/24	$20,071	$18,705	$28,421
6/30/24	$18,935	$18,159	$29,335
9/30/24	$20,257	$19,687	$31,162
12/31/24	$19,820	$20,022	$31,983
3/31/25	$16,457	$17,796	$30,473
6/30/25	$17,811	$19,926	$33,822

Average Annual Total Returns (%)

AATR	1 Year	5 Years	10 Years
Class A	(5.94%)	4.80%	6.54%
Class A with Load	(11.12%)	3.62%	5.94%
Russell 2000 Growth Index	9.73%	7.42%	7.14%
Russell 3000 Index TR (USD)	15.30%	15.96%	12.96%

The Fund's past performance is not a good predictor of the Fund's future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or a redemption of Fund shares.

Key Fund Statistics

FUND STATISTICS	Value
Total Net Assets	$99,369,611
# of Portfolio Holdings	86
Portfolio Turnover Rate	76%
Total Advisory Fees Paid (includes Administration Fees)	$661,865

What is the Fund’s investment objective?

The Fund seeks to provide long-term capital appreciation.

Top 5 Holdings (% of Net Assets)

CyberArk Software Ltd.	2.2%
Varonis Systems, Inc.	2.2
Shift4 Payments, Inc., Class A	2.1
Itron, Inc.	2.0
Sterling Infrastructure, Inc.	1.9

UBS U.S. Small Cap Growth Fund

Class A

Top 5 Sectors (% of Net Assets)

Value	Value
Financials	7.5%
Consumer Discretionary	12.4%
Health Care	16.9%
Information Technology	24.2%
Industrials	25.5%

Additional Information

If you wish to view additional information about the Fund, including but not limited to its prospectus, financial statements, holdings and proxy voting information, please visit http://www.ubs.com/port-info.

Phone: 1-800-647 1568

Notable Fund Changes

The below is a summary of certain changes that occurred since the Fund's prior fiscal year ended June 30, 2024.

UBS Asset Management (Americas) LLC, the Fund’s investment advisor, decided to cease offering the investment strategy pursued by the Fund (namely, the US Small Cap Growth strategy). In light of the above, the Fund’s board decided to liquidate and dissolve the Fund. The liquidation was completed on August 1, 2025.

UBS U.S. Small Cap Growth Fund

S1779

Class A

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Annual Shareholder Report

June 30, 2025

UBS U.S. Small Cap Growth Fund

Class P

BISCX

Fund Overview

This annual shareholder report contains important information about UBS U.S. Small Cap Growth Fund for the period of July 1, 2024 to June 30, 2025. You can find additional information about the Fund at http://www.ubs.com/port-info. You can also request this information by contacting us at 1-800-647 1568. This report describes notable changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class P	$96	0.99%

How did the Fund perform last year and what affected its performance?

Portfolio performance summary

What worked:

The underweight position in the Health Care sector, along with stock selection within Consumer Staples, positively impacted relative performance.

• Duolingo (DUOL), a mobile platform for learning foreign languages, achieved strong sales and earnings growth through robust user metrics, AI integration, and new learning journeys.

• CyberArk (CYBR), a provider of solutions for protecting privileged accounts from cyber threats, exhibited strong growth due to an evolving threat landscape, acquisition of new clients, realization of synergies, and heightened emphasis on securing machine identities.

• ATI (ATI), a specialty materials manufacturer, benefitted from earnings growth acceleration and its reclassification from Metals and Mining to the Aerospace and Defense industry by GICS, reflecting the significant impact that Aerospace and Defense segment has had on its current and future performance.

What didn't work:

Stock selection had a negative impact across multiple sectors, with the largest detractors being the Information Technology, Health Care, Industrials, and Materials sectors.

• Weatherford (WFRD), an oil field services and equipment provider, fell due to concerns of reduced oil field activity amid lower commodity prices. The stock was sold during the reporting period.

• Aspen Aerogels (ASPN), a developer and manufacturer of high-performance aerogel materials, underperformed after failing to obtain a Department of Energy loan for its Georgia manufacturing plant, and shifting political priorities impacted the company’s future prospects. The stock was sold during the reporting period.

• Universal Display (OLED), a provider of organic light-emitting diode technologies and materials, underperformed due to the slower-than-anticipated commercialization of its blue OLED technology and weaker-than-expected financial results. We continued to hold this stock at the end of the reporting period.

The Fund did not invest in derivatives during the reporting period.

UBS U.S. Small Cap Growth Fund

Class P

Fund Overview

Fund Performance

	Class P	Russell 2000 Growth Index	Russell 3000 Index TR (USD)
6/30/15	$10,000	$10,000	$10,000
9/30/15	$8,455	$8,694	$9,275
12/31/15	$8,816	$9,069	$9,857
3/31/16	$7,806	$8,645	$9,952
6/30/16	$8,261	$8,925	$10,214
9/30/16	$9,107	$9,748	$10,663
12/31/16	$9,406	$10,096	$11,112
3/31/17	$10,009	$10,636	$11,750
6/30/17	$10,251	$11,103	$12,104
9/30/17	$10,573	$11,793	$12,658
12/31/17	$11,235	$12,334	$13,460
3/31/18	$11,739	$12,617	$13,373
6/30/18	$12,967	$13,530	$13,893
9/30/18	$14,173	$14,277	$14,883
12/31/18	$10,733	$11,186	$12,754
3/31/19	$12,918	$13,104	$14,545
6/30/19	$13,776	$13,464	$15,141
9/30/19	$12,791	$12,902	$15,317
12/31/19	$13,948	$14,372	$16,711
3/31/20	$10,687	$10,669	$13,218
6/30/20	$15,102	$13,932	$16,130
9/30/20	$17,418	$14,929	$17,615
12/31/20	$22,388	$19,349	$20,201
3/31/21	$23,578	$20,292	$21,483
6/30/21	$24,207	$21,087	$23,253
9/30/21	$23,848	$19,895	$23,230
12/31/21	$23,557	$19,898	$25,385
3/31/22	$21,205	$17,385	$24,045
6/30/22	$16,186	$14,038	$20,029
9/30/22	$15,964	$14,072	$19,135
12/31/22	$16,934	$14,653	$20,509
3/31/23	$17,508	$15,543	$21,982
6/30/23	$18,531	$16,639	$23,825
9/30/23	$17,080	$15,421	$23,050
12/31/23	$19,271	$17,387	$25,833
3/31/24	$21,705	$18,705	$28,421
6/30/24	$20,488	$18,159	$29,335
9/30/24	$21,939	$19,687	$31,162
12/31/24	$21,471	$20,022	$31,983
3/31/25	$17,839	$17,796	$30,473
6/30/25	$19,319	$19,926	$33,822

Average Annual Total Returns (%)

AATR	1 Year	5 Years	10 Years
Class P	(5.70%)	5.05%	6.81%
Russell 2000 Growth Index	9.73%	7.42%	7.14%
Russell 3000 Index TR (USD)	15.30%	15.96%	12.96%

The Fund's past performance is not a good predictor of the Fund's future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or a redemption of Fund shares.

Key Fund Statistics

FUND STATISTICS	Value
Total Net Assets	$99,369,611
# of Portfolio Holdings	86
Portfolio Turnover Rate	76%
Total Advisory Fees Paid (includes Administration Fees)	$661,865

What is the Fund’s investment objective?

The Fund seeks to provide long-term capital appreciation.

Top 5 Holdings (% of Net Assets)

CyberArk Software Ltd.	2.2%
Varonis Systems, Inc.	2.2
Shift4 Payments, Inc., Class A	2.1
Itron, Inc.	2.0
Sterling Infrastructure, Inc.	1.9

UBS U.S. Small Cap Growth Fund

Class P

Top 5 Sectors (% of Net Assets)

Value	Value
Financials	7.5%
Consumer Discretionary	12.4%
Health Care	16.9%
Information Technology	24.2%
Industrials	25.5%

Additional Information

If you wish to view additional information about the Fund, including but not limited to its prospectus, financial statements, holdings and proxy voting information, please visit http://www.ubs.com/port-info.

Phone: 1-800-647 1568

Notable Fund Changes

The below is a summary of certain changes that occurred since the Fund's prior fiscal year ended June 30, 2024.

UBS Asset Management (Americas) LLC, the Fund’s investment advisor, decided to cease offering the investment strategy pursued by the Fund (namely, the US Small Cap Growth strategy). In light of the above, the Fund’s board decided to liquidate and dissolve the Fund. The liquidation was completed on August 1, 2025.

UBS U.S. Small Cap Growth Fund

S1780

Class P

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Annual Shareholder Report

June 30, 2025

UBS Sustainable Development Bank Bond Fund

Class P

UDBPX

Fund Overview

This annual shareholder report contains important information about UBS Sustainable Development Bank Bond Fund for the period of July 1, 2024 to June 30, 2025. You can find additional information about the Fund at http://www.ubs.com/port-info. You can also request this information by contacting us at 1-800-647 1568.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class P	$26	0.25%

How did the Fund perform last year and what affected its performance?

Portfolio performance summary

The Fund seeks to minimize tracking error relative to the Solactive Global Multilateral Development Bank Bond USD 40% 1–5 Year / 60% 5–10 Year Total Return Index (before fees and expenses), which is designed to measure the performance of the U.S. dollar-denominated multilateral development bank bond market. During the reporting period, yields on 10-year U.S. Treasury bonds declined, although less sharply than those on 2-year U.S. Treasury bonds. This dynamic led to a steepening of the U.S. Treasury yield curve. By the end of the reporting period, the yield on the 10-year U.S. Treasury bond was 0.49% higher than that of the 2-year bond, resulting in a yield curve that was no longer inverted.

What worked:

• Issue selection contributed positively to relative performance, primarily driven by the favorable performance of out-of-benchmark holdings.

• Trading related to client flows and index rebalancing also added to relative performance, as some trades were executed under more favorable conditions than those reflected in the index pricing.

What didn’t work:

• Duration positioning was a detractor from returns. Active deviations were mainly caused by flows which led to a slight overweight of the portfolio duration compared to the benchmark duration.

The Fund did not invest in derivatives during the reporting period.

UBS Sustainable Development Bank Bond Fund

Class P

Fund Overview

Fund Performance

	Class P	Bloomberg U.S. Treasury Index	Solactive UBS Global Multilateral Development Bank Bond USD 40% 1-5 Year 60% 5-10 Year Total Return Index	Bloomberg US Aggregate Bond Index
10/24/18	$10,000	$10,000	$10,000	$10,000
12/31/18	$10,213	$10,287	$10,266	$10,219
3/31/19	$10,473	$10,504	$10,489	$10,520
6/30/19	$10,775	$10,820	$10,803	$10,844
9/30/19	$10,956	$11,080	$11,001	$11,090
12/31/19	$10,907	$10,992	$10,957	$11,110
3/31/20	$11,507	$11,894	$11,557	$11,460
6/30/20	$11,639	$11,950	$11,702	$11,792
9/30/20	$11,678	$11,971	$11,752	$11,865
12/31/20	$11,649	$11,872	$11,712	$11,944
3/31/21	$11,286	$11,367	$11,349	$11,541
6/30/21	$11,442	$11,566	$11,531	$11,752
9/30/21	$11,445	$11,576	$11,517	$11,758
12/31/21	$11,366	$11,596	$11,464	$11,760
3/31/22	$10,785	$10,950	$10,885	$11,062
6/30/22	$10,511	$10,536	$10,617	$10,543
9/30/22	$10,097	$10,078	$10,193	$10,042
12/31/22	$10,183	$10,151	$10,295	$10,230
3/31/23	$10,473	$10,456	$10,585	$10,533
6/30/23	$10,327	$10,312	$10,446	$10,444
9/30/23	$10,163	$9,996	$10,288	$10,107
12/31/23	$10,644	$10,562	$10,771	$10,795
3/31/24	$10,576	$10,461	$10,710	$10,712
6/30/24	$10,636	$10,471	$10,773	$10,719
9/30/24	$11,123	$10,968	$11,280	$11,276
12/31/24	$10,809	$10,623	$10,967	$10,930
3/31/25	$11,130	$10,934	$11,291	$11,234
6/30/25	$11,330	$11,026	$11,490	$11,370

Average Annual Total Returns (%)

AATR	1 Year	5 Years	Since Inception 10/24/18
Class P	6.53%	(0.54%)	1.89%
Bloomberg U.S. Treasury Index	5.30%	(1.60%)	1.47%
Solactive UBS Global Multilateral Development Bank Bond USD 40% 1-5 Year 60% 5-10 Year Total Return Index	6.65%	(0.37%)	2.10%
Bloomberg US Aggregate Bond Index	6.08%	(0.73%)	1.94%

The Fund's past performance is not a good predictor of the Fund's future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or a redemption of Fund shares.

Key Fund Statistics

FUND STATISTICS	Value
Total Net Assets	$76,892,643
# of Portfolio Holdings	75
Portfolio Turnover Rate	49%
Total Advisory Fees Paid (includes Administration Fees)	$0

What is the Fund’s investment objective?

The Fund seeks current income.

Top 5 Holdings (% of Net Assets)

Inter-American Development Bank (Supranationals), 1.125%, due 01/13/31	6.5%
International Bank for Reconstruction & Development (Supranationals), 4.625%, due 01/15/32	4.4
International Bank for Reconstruction & Development (Supranationals), 1.250%, due 02/10/31	3.5
Inter-American Development Bank (Supranationals), 4.500%, due 02/15/30	3.1
Kreditanstalt fuer Wiederaufbau (Supranationals), 4.625%, due 03/18/30	2.6

UBS Sustainable Development Bank Bond Fund

Class P

Asset Class Allocation (% of Net Assets)

Value	Value
Short-Term Investments	1.2%
Non-U.S. government agency obligations	98.5%

Additional Information

If you wish to view additional information about the Fund, including but not limited to its prospectus, financial statements, holdings and proxy voting information, please visit http://www.ubs.com/port-info.

Phone: 1-800-647 1568

UBS Sustainable Development Bank Bond Fund

S1781

Class P

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Annual Shareholder Report

June 30, 2025

UBS Sustainable Development Bank Bond Fund

Class P2

UDBTX

Fund Overview

This annual shareholder report contains important information about UBS Sustainable Development Bank Bond Fund for the period of July 1, 2024 to June 30, 2025. You can find additional information about the Fund at http://www.ubs.com/port-info. You can also request this information by contacting us at 1-800-647 1568.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class P2	$16	0.15%

How did the Fund perform last year and what affected its performance?

Portfolio performance summary

The Fund seeks to minimize tracking error relative to the Solactive Global Multilateral Development Bank Bond USD 40% 1–5 Year / 60% 5–10 Year Total Return Index (before fees and expenses), which is designed to measure the performance of the U.S. dollar-denominated multilateral development bank bond market. During the reporting period, yields on 10-year U.S. Treasury bonds declined, although less sharply than those on 2-year U.S. Treasury bonds. This dynamic led to a steepening of the U.S. Treasury yield curve. By the end of the reporting period, the yield on the 10-year U.S. Treasury bond was 0.49% higher than that of the 2-year bond, resulting in a yield curve that was no longer inverted.

What worked:

• Issue selection contributed positively to relative performance, primarily driven by the favorable performance of out-of-benchmark holdings.

• Trading related to client flows and index rebalancing also added to relative performance, as some trades were executed under more favorable conditions than those reflected in the index pricing.

What didn’t work:

• Duration positioning was a detractor from returns. Active deviations were mainly caused by flows which led to a slight overweight of the portfolio duration compared to the benchmark duration.

The Fund did not invest in derivatives during the reporting period.

UBS Sustainable Development Bank Bond Fund

Class P2

Fund Overview

Fund Performance

	Class P2	Bloomberg U.S. Treasury Index	Solactive UBS Global Multilateral Development Bank Bond USD 40% 1-5 Year 60% 5-10 Year Total Return Index	Bloomberg US Aggregate Bond Index
10/30/20	$10,000	$10,000	$10,000	$10,000
12/31/20	$10,037	$10,012	$10,029	$10,112
3/31/21	$9,728	$9,586	$9,718	$9,771
6/30/21	$9,866	$9,753	$9,874	$9,950
9/30/21	$9,863	$9,762	$9,862	$9,955
12/31/21	$9,799	$9,779	$9,816	$9,956
3/31/22	$9,310	$9,234	$9,321	$9,365
6/30/22	$9,069	$8,885	$9,091	$8,926
9/30/22	$8,714	$8,499	$8,728	$8,502
12/31/22	$8,792	$8,560	$8,815	$8,661
3/31/23	$9,046	$8,818	$9,064	$8,917
6/30/23	$8,922	$8,696	$8,945	$8,842
9/30/23	$8,784	$8,430	$8,809	$8,556
12/31/23	$9,203	$8,907	$9,223	$9,140
3/31/24	$9,149	$8,822	$9,171	$9,069
6/30/24	$9,194	$8,830	$9,225	$9,075
9/30/24	$9,629	$9,249	$9,658	$9,546
12/31/24	$9,361	$8,959	$9,391	$9,254
3/31/25	$9,633	$9,220	$9,668	$9,511
6/30/25	$9,810	$9,299	$9,838	$9,626

Average Annual Total Returns (%)

AATR	1 Year	Since Inception 10/30/20
Class P2	6.70%	(0.41%)
Bloomberg U.S. Treasury Index	5.30%	(1.55%)
Solactive UBS Global Multilateral Development Bank Bond USD 40% 1-5 Year 60% 5-10 Year Total Return Index	6.65%	(0.35%)
Bloomberg US Aggregate Bond Index	6.08%	(0.81%)

The Fund's past performance is not a good predictor of the Fund's future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or a redemption of Fund shares.

Key Fund Statistics

FUND STATISTICS	Value
Total Net Assets	$76,892,643
# of Portfolio Holdings	75
Portfolio Turnover Rate	49%
Total Advisory Fees Paid (includes Administration Fees)	$0

What is the Fund’s investment objective?

The Fund seeks current income.

Top 5 Holdings (% of Net Assets)

Inter-American Development Bank (Supranationals), 1.125%, due 01/13/31	6.5%
International Bank for Reconstruction & Development (Supranationals), 4.625%, due 01/15/32	4.4
International Bank for Reconstruction & Development (Supranationals), 1.250%, due 02/10/31	3.5
Inter-American Development Bank (Supranationals), 4.500%, due 02/15/30	3.1
Kreditanstalt fuer Wiederaufbau (Supranationals), 4.625%, due 03/18/30	2.6

UBS Sustainable Development Bank Bond Fund

Class P2

Asset Class Allocation (% of Net Assets)

Value	Value
Short-Term Investments	1.2%
Non-U.S. government agency obligations	98.5%

Additional Information

If you wish to view additional information about the Fund, including but not limited to its prospectus, financial statements, holdings and proxy voting information, please visit http://www.ubs.com/port-info.

Phone: 1-800-647 1568

UBS Sustainable Development Bank Bond Fund

S1782

Class P2

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Annual Shareholder Report

June 30, 2025

UBS Multi Income Bond Fund

Class A

UTBAX

Fund Overview

This annual shareholder report contains important information about UBS Multi Income Bond Fund for the period of July 1, 2024 to June 30, 2025. You can find additional information about the Fund at http://www.ubs.com/port-info. You can also request this information by contacting us at 1-800-647 1568. This report describes notable changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$92	0.90%

How did the Fund perform last year and what affected its performance?

Performance summary

What worked:

• An overweight position to investment grade corporate bonds was additive.

• The Fund’s tactical trading and general bias to be underweight duration relative to the index contributed to performance.

• The Fund’s emerging markets exposure contributed to performance.

What didn’t work:

• Tactical credit hedging employed at various junctures hurt performance when broader credit utilized within the portfolio otherwise rallied.

• Idiosyncratic foreign currency positions, both emerging markets and developed, detracted from performance.

During the reporting period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. A number of credit derivatives, including credit default swap index options and total return swaps, were used to manage the Fund’s credit exposure. For active currency management, we utilized foreign exchange forwards. For managing interest rate exposure, we utilized interest rate futures during the reporting period. Derivatives were just one tool, among others, that we used to implement our overall strategy.

UBS Multi Income Bond Fund

Class A

Fund Overview

Fund Performance

	Class A with Load	Bloomberg US Aggregate Bond Index
9/29/16	$9,627	$10,000
9/30/16	$9,608	$9,977
12/31/16	$9,331	$9,680
3/31/17	$9,415	$9,759
6/30/17	$9,598	$9,900
9/30/17	$9,692	$9,984
12/31/17	$9,762	$10,023
3/31/18	$9,611	$9,876
6/30/18	$9,491	$9,860
9/30/18	$9,531	$9,862
12/31/18	$9,530	$10,024
3/31/19	$9,913	$10,319
6/30/19	$10,215	$10,636
9/30/19	$10,465	$10,878
12/31/19	$10,517	$10,897
3/31/20	$10,380	$11,241
6/30/20	$10,863	$11,566
9/30/20	$11,025	$11,638
12/31/20	$11,174	$11,715
3/31/21	$10,810	$11,320
6/30/21	$11,039	$11,527
9/30/21	$11,025	$11,533
12/31/21	$10,980	$11,535
3/31/22	$10,303	$10,850
6/30/22	$9,504	$10,341
9/30/22	$9,351	$9,850
12/31/22	$9,666	$10,034
3/31/23	$9,907	$10,331
6/30/23	$9,907	$10,244
9/30/23	$9,666	$9,913
12/31/23	$10,285	$10,589
3/31/24	$10,260	$10,507
6/30/24	$10,228	$10,514
9/30/24	$10,704	$11,060
12/31/24	$10,431	$10,721
3/31/25	$10,630	$11,019
6/30/25	$10,792	$11,152

Average Annual Total Returns (%)

AATR	1 Year	5 Years	Since Inception 9/29/16
Class A	5.52%	(0.13%)	1.31%
Class A with Load	1.54%	(0.89%)	0.88%
Bloomberg US Aggregate Bond Index	6.08%	(0.73%)	1.25%

The Fund's past performance is not a good predictor of the Fund's future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or a redemption of Fund shares.

Key Fund Statistics

FUND STATISTICS	Value
Total Net Assets	$42,435,167
# of Portfolio Holdings	189
Portfolio Turnover Rate	58%
Total Advisory Fees Paid (includes Administration Fees)	$0

What is the Fund’s investment objective?

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Top 5 Holdings (% of Net Assets)

Brazil Notas do Tesouro Nacional, 10.000%, due 01/01/35	4.1%
Extra Space Storage LP, 5.400%, due 02/01/34	1.7
Regal Rexnord Corp., 6.300%, due 02/15/30	1.5
Global Payments, Inc., 5.400%, due 08/15/32	1.4
Boeing Co., 6.528%, due 05/01/34	1.4

UBS Multi Income Bond Fund

Class A

Top 5 Asset Classes (% of Net Assets)

Value	Value
Short-Term Investments	1.3%
Mortgage-backed securities	4.3%
Non-U.S. government agency obligations	9.0%
Asset-backed securities	13.1%
Corporate bonds	67.0%

Additional Information

If you wish to view additional information about the Fund, including but not limited to its prospectus, financial statements, holdings and proxy voting information, please visit http://www.ubs.com/port-info.

Phone: 1-800-647 1568

Notable Fund Changes

The below is a summary of certain changes that occurred since the Fund's prior fiscal year ended June 30, 2024.

The annual fund operating expenses declined by 0.07% from June 30, 2024 to June 30, 2025, because the expenses for the fiscal year ended June 30, 2024, included costs related to a special meeting of the Fund’s shareholders borne by the Fund. These shareholder meeting related expenses were accrued for and fully expensed during the fiscal year ended June 30, 2024. The Fund is not required to hold annual meetings of shareholders, and one was not held during the fiscal year ended June 30, 2025.

UBS Multi Income Bond Fund

S1783

Class A

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Annual Shareholder Report

June 30, 2025

UBS Multi Income Bond Fund

Class P

UTBPX

Fund Overview

This annual shareholder report contains important information about UBS Multi Income Bond Fund for the period of July 1, 2024 to June 30, 2025. You can find additional information about the Fund at http://www.ubs.com/port-info. You can also request this information by contacting us at 1-800-647 1568. This report describes notable changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class P	$67	0.65%

How did the Fund perform last year and what affected its performance?

Performance summary

What worked:

• An overweight position to investment grade corporate bonds was additive.

• The Fund’s tactical trading and general bias to be underweight duration relative to the index contributed to performance.

• The Fund’s emerging markets exposure contributed to performance.

What didn’t work:

• Tactical credit hedging employed at various junctures hurt performance when broader credit utilized within the portfolio otherwise rallied.

• Idiosyncratic foreign currency positions, both emerging markets and developed, detracted from performance.

During the reporting period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. A number of credit derivatives, including credit default swap index options and total return swaps, were used to manage the Fund’s credit exposure. For active currency management, we utilized foreign exchange forwards. For managing interest rate exposure, we utilized interest rate futures during the reporting period. Derivatives were just one tool, among others, that we used to implement our overall strategy.

UBS Multi Income Bond Fund

Class P

Fund Overview

Fund Performance

	Class P	Bloomberg US Aggregate Bond Index
6/30/15	$10,000	$10,000
9/30/15	$9,769	$10,123
12/31/15	$9,680	$10,065
3/31/16	$9,785	$10,371
6/30/16	$10,095	$10,600
9/30/16	$10,220	$10,649
12/31/16	$9,939	$10,332
3/31/17	$10,034	$10,416
6/30/17	$10,229	$10,567
9/30/17	$10,342	$10,656
12/31/17	$10,417	$10,698
3/31/18	$10,269	$10,542
6/30/18	$10,139	$10,525
9/30/18	$10,196	$10,527
12/31/18	$10,200	$10,699
3/31/19	$10,616	$11,014
6/30/19	$10,946	$11,353
9/30/19	$11,214	$11,611
12/31/19	$11,283	$11,632
3/31/20	$11,136	$11,998
6/30/20	$11,669	$12,345
9/30/20	$11,851	$12,422
12/31/20	$12,018	$12,505
3/31/21	$11,633	$12,083
6/30/21	$11,888	$12,304
9/30/21	$11,879	$12,310
12/31/21	$11,839	$12,312
3/31/22	$11,116	$11,581
6/30/22	$10,261	$11,038
9/30/22	$10,103	$10,513
12/31/22	$10,450	$10,710
3/31/23	$10,708	$11,027
6/30/23	$10,724	$10,934
9/30/23	$10,469	$10,581
12/31/23	$11,147	$11,302
3/31/24	$11,118	$11,215
6/30/24	$11,091	$11,222
9/30/24	$11,623	$11,805
12/31/24	$11,334	$11,444
3/31/25	$11,557	$11,762
6/30/25	$11,732	$11,904

Average Annual Total Returns (%)

AATR	1 Year	5 Years	10 Years
Class P	5.78%	0.11%	1.61%
Bloomberg US Aggregate Bond Index	6.08%	(0.73%)	1.76%

The Fund's past performance is not a good predictor of the Fund's future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or a redemption of Fund shares.

Key Fund Statistics

FUND STATISTICS	Value
Total Net Assets	$42,435,167
# of Portfolio Holdings	189
Portfolio Turnover Rate	58%
Total Advisory Fees Paid (includes Administration Fees)	$0

What is the Fund’s investment objective?

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Top 5 Holdings (% of Net Assets)

Brazil Notas do Tesouro Nacional, 10.000%, due 01/01/35	4.1%
Extra Space Storage LP, 5.400%, due 02/01/34	1.7
Regal Rexnord Corp., 6.300%, due 02/15/30	1.5
Global Payments, Inc., 5.400%, due 08/15/32	1.4
Boeing Co., 6.528%, due 05/01/34	1.4

UBS Multi Income Bond Fund

Class P

Top 5 Asset Classes (% of Net Assets)

Value	Value
Short-Term Investments	1.3%
Mortgage-backed securities	4.3%
Non-U.S. government agency obligations	9.0%
Asset-backed securities	13.1%
Corporate bonds	67.0%

Additional Information

If you wish to view additional information about the Fund, including but not limited to its prospectus, financial statements, holdings and proxy voting information, please visit http://www.ubs.com/port-info.

Phone: 1-800-647 1568

Notable Fund Changes

The below is a summary of certain changes that occurred since the Fund's prior fiscal year ended June 30, 2024.

The annual fund operating expenses declined by 0.08% from June 30, 2024 to June 30, 2025, because the expenses for the fiscal year ended June 30, 2024, included costs related to a special meeting of the Fund’s shareholders borne by the Fund. These shareholder meeting related expenses were accrued for and fully expensed during the fiscal year ended June 30, 2024. The Fund is not required to hold annual meetings of shareholders, and one was not held during the fiscal year ended June 30, 2025.

UBS Multi Income Bond Fund

S1784

Class P

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Annual Shareholder Report

June 30, 2025

UBS Multi Income Bond Fund

Class P2

UTBTX

Fund Overview

This annual shareholder report contains important information about UBS Multi Income Bond Fund for the period of July 1, 2024 to June 30, 2025. You can find additional information about the Fund at http://www.ubs.com/port-info. You can also request this information by contacting us at 1-800-647 1568. This report describes notable changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class P2	$21	0.20%

How did the Fund perform last year and what affected its performance?

Performance summary

What worked:

• An overweight position to investment grade corporate bonds was additive.

• The Fund’s tactical trading and general bias to be underweight duration relative to the index contributed to performance.

• The Fund’s emerging markets exposure contributed to performance.

What didn’t work:

• Tactical credit hedging employed at various junctures hurt performance when broader credit utilized within the portfolio otherwise rallied.

• Idiosyncratic foreign currency positions, both emerging markets and developed, detracted from performance.

During the reporting period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. A number of credit derivatives, including credit default swap index options and total return swaps, were used to manage the Fund’s credit exposure. For active currency management, we utilized foreign exchange forwards. For managing interest rate exposure, we utilized interest rate futures during the reporting period. Derivatives were just one tool, among others, that we used to implement our overall strategy.

UBS Multi Income Bond Fund

Class P2

Fund Overview

Fund Performance

	Class P2	Bloomberg US Aggregate Bond Index
10/11/23	$10,000	$10,000
10/31/23	$9,871	$9,826
11/30/23	$10,289	$10,271
12/31/23	$10,685	$10,664
1/31/24	$10,676	$10,635
2/29/24	$10,577	$10,485
3/31/24	$10,671	$10,582
4/30/24	$10,434	$10,314
5/31/24	$10,600	$10,489
6/30/24	$10,665	$10,589
7/31/24	$10,925	$10,836
8/31/24	$11,035	$10,992
9/30/24	$11,181	$11,139
10/31/24	$10,928	$10,863
11/30/24	$11,011	$10,977
12/31/24	$10,911	$10,798
1/31/25	$11,008	$10,855
2/28/25	$11,165	$11,094
3/31/25	$11,139	$11,098
4/30/25	$11,119	$11,142
5/31/25	$11,101	$11,062
6/30/25	$11,329	$11,232

Average Annual Total Returns (%)

AATR	1 Year	Since Inception 10/11/23
Class P2	6.23%	7.52%
Bloomberg US Aggregate Bond Index	6.08%	6.99%

The Fund's past performance is not a good predictor of the Fund's future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or a redemption of Fund shares.

Key Fund Statistics

FUND STATISTICS	Value
Total Net Assets	$42,435,167
# of Portfolio Holdings	189
Portfolio Turnover Rate	58%
Total Advisory Fees Paid (includes Administration Fees)	$0

What is the Fund’s investment objective?

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Top 5 Holdings (% of Net Assets)

Brazil Notas do Tesouro Nacional, 10.000%, due 01/01/35	4.1%
Extra Space Storage LP, 5.400%, due 02/01/34	1.7
Regal Rexnord Corp., 6.300%, due 02/15/30	1.5
Global Payments, Inc., 5.400%, due 08/15/32	1.4
Boeing Co., 6.528%, due 05/01/34	1.4

UBS Multi Income Bond Fund

Class P2

Top 5 Asset Classes (% of Net Assets)

Value	Value
Short-Term Investments	1.3%
Mortgage-backed securities	4.3%
Non-U.S. government agency obligations	9.0%
Asset-backed securities	13.1%
Corporate bonds	67.0%

Additional Information

If you wish to view additional information about the Fund, including but not limited to its prospectus, financial statements, holdings and proxy voting information, please visit http://www.ubs.com/port-info.

Phone: 1-800-647 1568

Notable Fund Changes

The below is a summary of certain changes that occurred since the Fund's prior fiscal year ended June 30, 2024.

The annual fund operating expenses declined by 0.06% from June 30, 2024 to June 30, 2025, because the expenses for the fiscal year ended June 30, 2024, included costs related to a special meeting of the Fund’s shareholders borne by the Fund. These shareholder meeting related expenses were accrued for and fully expensed during the fiscal year ended June 30, 2024. The Fund is not required to hold annual meetings of shareholders, and one was not held during the fiscal year ended June 30, 2025.

UBS Multi Income Bond Fund

S1785

Class P2

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(b)	Copy of each notice transmitted to shareholders in reliance on Rule 30e-3 under the Investment Company Act of 1940, as amended (the “1940 Act”), that contains disclosures specified by paragraph (c)(3) of that rule: Not applicable to the registrant.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the 1940 Act.).

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Muhammad Gigani. Mr. Gigani is independent as defined in item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

For the fiscal years ended June 30, 2025 and June 30, 2024, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $571,044 and $628,193, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

In each of the fiscal years ended June 30, 2025 and June 30, 2024, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $26,833 and $29,491 respectively.

Fees included in the audit-related fees category are those associated with the reading and providing of comments on the 2024 and 2023 semiannual financial statements.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:

In each of the fiscal years ended June 30, 2025 and June 30, 2024, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $144,977 and $178,660, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:

In each of the fiscal years ended June 30, 2025 and June 30, 2024, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures:

The Audit Committee Charter contains the Audit Committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a) To pre-approve the engagement of, and to recommend to the Board the engagement, retention or termination of, the independent auditors to provide audit, review or attest services to The UBS Funds, and, in connection therewith, to review and evaluate the capabilities and independence of the auditors and receive the auditors’ specific representations as to their independence. In evaluating the auditor’s qualifications, performance and independence, the Committee must, among other things, obtain and review a report by the auditors, at least annually, describing the following items: (i) all relationships between the independent auditors and The UBS Funds, as well as with The UBS Funds' investment advisor or any control affiliate of the investment advisor that provides ongoing services to The UBS Funds; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) the audit firm’s internal quality control procedures.

(b) To pre-approve all non-audit services to be provided to The UBS Funds by the independent auditors when, without such pre-approval, the auditors would not be independent of The UBS Funds under applicable federal securities laws, rules or auditing standards.

(c) To pre-approve all non-audit services to be provided by The UBS Funds’ independent auditors to The UBS Funds’ investment advisor or to any entity, that controls, is controlled by or is under common control with The UBS Funds investment advisor (“advisor affiliate”) and that provides ongoing services to The UBS Funds when, without such pre-approval by the Committee, the auditors would not be independent of The UBS Funds under applicable federal securities laws, rules or auditing standards.

(d) To establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditors as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight.

(e) To consider whether the non-audit services provided by The UBS Funds’ independent auditor to The UBS Funds investment advisor or any advisor affiliate that provides on-going services to The UBS Funds, which services were not pre-approved by the Committee, are compatible with maintaining the auditors’ independence.

Pursuant to Section (d), the Committee has delegated its responsibility to pre-approve the audit and permissible non-audit services required by paragraphs (a), (b) and (c) of Section 4, not exceeding $100,000 (excluding reasonable out-of-pocket expenses) on an annual basis to the Chairperson. All such pre-approvals will be subject to subsequent Committee review or oversight, including being reported to the full Committee on a quarterly basis at the Committee’s next regularly scheduled meeting after pre-approval. The Committee may not delegate to management its responsibility to pre-approve services to be performed by the independent auditor. Requests or applications to provide services that require specific pre-approval by the Committee, or the Chairperson will be submitted by both the Fund’s independent auditors and the Fund’s Treasurer or other designated Fund officer and must include a joint statement as to whether, in their view, the request or application is consistent with U.S. Securities and Exchange Commission rules on auditor independence.

(e) (2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2025 and June 30, 2024 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2025 and June 30, 2024 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2025 and June 30, 2024 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2025 and June 30, 2024 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2025 and June 30, 2024 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2025 and June 30, 2024 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	For the fiscal year ended June 30, 2025, if greater than 50%, specify the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y. According to E&Y, such amount was below 50%, therefore disclosure item not applicable to this filing.

(g)	For the fiscal years ended June 30, 2025 and June 30, 2024, the aggregate fees billed by E&Y of $2,393,303 and $2,179,843, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services (or provided during the relevant fiscal period) to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2025	2024
Covered Services	$171,810	$208,151
Non-Covered Services	$2,221,493	1,971,692

(h)	The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a)	Included as part of the financial statements filed under Item 7(a) of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a) Copy of the most recent financial statements:

The UBS Funds

Annual Financial Statements | June 30, 2025

UBS Global Allocation Fund

Portfolio of investments

June 30, 2025

	Number of shares	Value
Common stocks: 25.9%
Australia: 0.1%
Glencore PLC*	28,683	$111,658
Austria: 0.2%
BAWAG Group AG1	1,151	146,971
Erste Group Bank AG	1,654	140,864
		287,835
Brazil: 0.1%
Gerdau SA, ADR	20,968	61,226
MercadoLibre, Inc.*	33	86,250
		147,476
Canada: 0.5%
Canadian Pacific Kansas City Ltd.	2,300	182,716
Paramount Resources Ltd., Class A2	2,509	39,927
Shopify, Inc., Class A*	3,035	350,087
Tourmaline Oil Corp.[2]	2,231	107,639
		680,369
France: 0.2%
Danone SA	2,035	166,265
LVMH Moet Hennessy Louis Vuitton SE	196	102,649
		268,914
Germany: 0.4%
Daimler Truck Holding AG	3,140	148,579
Deutsche Boerse AG	343	111,878
Infineon Technologies AG	4,189	178,207
Knorr-Bremse AG	1,919	185,473
		624,137
Hong Kong: 0.1%
AIA Group Ltd.	15,817	141,850
India: 0.1%
HDFC Bank Ltd., ADR	2,146	164,534
Ireland: 0.2%
AIB Group PLC	31,527	259,404
Japan: 0.6%
Chugai Pharmaceutical Co. Ltd.	1,900	99,285
ITOCHU Corp.[2]	2,600	136,423
Keyence Corp.	300	120,496
OBIC Business Consultants Co. Ltd.	2,300	136,350
Shin-Etsu Chemical Co. Ltd.	3,600	119,296
Sony Group Corp.	9,100	235,707
		847,557
Jersey: 0.2%
Aptiv PLC*	5,455	372,140
Netherlands: 0.3%
ASML Holding NV	249	198,747
Koninklijke Philips NV2	6,894	165,745
Universal Music Group NV2	5,229	169,263
		533,755
	Number of shares	Value
Common stocks—(continued)
Portugal: 0.1%
Galp Energia SGPS SA	5,996	$109,971
Spain: 0.1%
Banco Bilbao Vizcaya Argentaria SA	12,628	194,195
Switzerland: 0.1%
Sandoz Group AG	2,965	162,254
United Kingdom: 0.5%
Ashtead Group PLC	2,003	128,370
BAE Systems PLC	4,407	114,119
British American Tobacco PLC	4,474	212,671
Legal & General Group PLC	42,811	149,615
Spectris PLC	2,256	118,851
		723,626
United States: 22.1%
Advanced Drainage Systems, Inc.	1,877	215,592
Advanced Micro Devices, Inc.*	1,863	264,360
Alcon AG	1,698	150,230
Alphabet, Inc., Class A	5,775	1,017,728
Amazon.com, Inc.*	7,718	1,693,252
Analog Devices, Inc.	738	175,659
Apollo Global Management, Inc.	1,827	259,197
Apple, Inc.	9,101	1,867,252
AppLovin Corp., Class A*	550	192,544
Arista Networks, Inc.*	3,222	329,643
Atlassian Corp., Class A*	234	47,523
Berkshire Hathaway, Inc., Class B*	1,248	606,241
Bio-Rad Laboratories, Inc., Class A*	1,110	267,865
Blackrock, Inc.	345	361,991
Boston Scientific Corp.*	2,652	284,851
Bristol-Myers Squibb Co.	9,811	454,151
Broadcom, Inc.	2,897	798,558
Capital One Financial Corp.	2,043	434,669
Celsius Holdings, Inc.*	2,676	124,140
Charles Schwab Corp.	2,896	264,231
Chipotle Mexican Grill, Inc.*	6,271	352,117
Cooper Cos., Inc.*	4,769	339,362
Devon Energy Corp.	6,773	215,449
Dynatrace, Inc.*	5,151	284,387
Eli Lilly & Co.	872	679,750
Expand Energy Corp.	2,922	341,699
Exxon Mobil Corp.	1,249	134,642
First Citizens BancShares, Inc., Class A	129	252,385
First Horizon Corp.	14,420	305,704
First Solar, Inc.*	875	144,848
Gates Industrial Corp. PLC*	7,721	177,815
Haleon PLC	17,954	92,269
HubSpot, Inc.*	394	219,312
Ingersoll Rand, Inc.	5,423	451,085
Johnson Controls International PLC	2,806	296,370
Kraft Heinz Co.	10,176	262,744
Las Vegas Sands Corp.	3,889	169,210
Liberty Media Corp.-Liberty Formula One, Class C*	3,500	365,750

UBS Global Allocation Fund

Portfolio of investments

June 30, 2025

	Number of shares	Value
Common stocks—(concluded)
United States—(concluded)
Live Nation Entertainment, Inc.*	1,844	$278,960
Lyft, Inc., Class A*	11,498	181,208
Marsh & McLennan Cos., Inc.	1,045	228,479
Marvell Technology, Inc.	3,912	302,789
Mastercard, Inc., Class A	1,241	697,368
Meta Platforms, Inc., Class A	1,612	1,189,801
Micron Technology, Inc.	2,060	253,895
Microsoft Corp.	5,819	2,894,429
Nestle SA, Registered Shares	1,345	133,627
NextEra Energy, Inc.	7,227	501,698
NIKE, Inc., Class B	1,990	141,370
Northrop Grumman Corp.	585	292,488
Novartis AG, Registered Shares	1,239	150,173
NVIDIA Corp.	17,667	2,791,209
Oracle Corp.	2,278	498,039
Philip Morris International, Inc.	1,933	352,057
Progressive Corp.	813	216,957
Prologis, Inc.	2,487	261,433
Regal Rexnord Corp.	1,627	235,850
Roper Technologies, Inc.	197	111,667
S&P Global, Inc.	393	207,225
Salesforce, Inc.	414	112,894
Spotify Technology SA*	351	269,336
Take-Two Interactive Software, Inc.*	2,622	636,753
Tesla, Inc.*	712	226,174
Thermo Fisher Scientific, Inc.	192	77,848
T-Mobile U.S., Inc.	1,309	311,882
TransDigm Group, Inc.	219	333,020
UnitedHealth Group, Inc.	704	219,627
Voya Financial, Inc.	3,437	244,027
Vulcan Materials Co.	979	255,343
Walmart, Inc.	7,108	695,020
Walt Disney Co.	2,479	307,421
Waste Management, Inc.	1,054	241,176
Wells Fargo & Co.	5,498	440,500
Welltower, Inc.	1,231	189,242
Westlake Corp.	2,124	161,275
Williams Cos., Inc.	5,922	371,961
Zscaler, Inc.*	1,242	389,914
		32,298,710
Total common stocks (cost $30,549,821)		37,928,385
	Face amount[3]
Asset-backed securities: 1.0%
Cayman Islands: 0.1%
OHA Credit Partners XV Ltd., Series 2017-15A, Class D2R, 3 mo. USD Term SOFR + 4.500%, 8.770%, due 04/20/37[1,4]	250,000	250,941
	Face amount[3]	Value
Asset-backed securities—(concluded)
United States: 0.9%
CCG Receivables Trust, Series 2022-1, Class B, 4.420%, due 07/16/29[1]	135,000	$134,714
Dell Equipment Finance Trust, Series 2023-2, Class B, 5.770%, due 01/22/29[1]	100,000	100,640
Enterprise Fleet Financing LLC, Series 2023-2, Class A2, 5.560%, due 04/22/30[1]	132,570	133,365
Exeter Automobile Receivables Trust, Series 2021-1A, Class D, 1.080%, due 11/16/26	2,593	2,589
GM Financial Consumer Automobile Receivables Trust, Series 2023-1, Class C, 5.320%, due 10/16/28	175,000	176,932
HPEFS Equipment Trust Series 2023-1A, Class B, 5.730%, due 04/20/28[1]	100,000	100,134
Series 2024-1A, Class B, 5.180%, due 05/20/31[1]	250,000	251,142
Santander Drive Auto Receivables Trust Series 2023-1, Class C, 5.090%, due 05/15/30	255,000	256,431
Series 2024-4, Class A2, 5.410%, due 07/15/27	124,645	124,770
SFS Auto Receivables Securitization Trust, Series 2024-1A, Class A2, 5.350%, due 06/21/27[1]	7,426	7,430
		1,288,147
Total asset-backed securities (cost $1,542,123)		1,539,088
Corporate bonds: 13.3%
Canada: 0.3%
Canadian Imperial Bank of Commerce 3.945%, due 08/04/25	400,000	399,693
United States: 13.0%
Air Lease Corp. 5.300%, due 02/01/28	750,000	766,459
Bank of America Corp. (fixed, converts to FRN on 07/21/31), 2.299%, due 07/21/32[4]	1,450,000	1,263,563
Broadcom, Inc. 4.300%, due 11/15/32	900,000	872,996
Centene Corp. 2.450%, due 07/15/28	750,000	696,476
Charter Communications Operating LLC/ Charter Communications Operating Capital 4.908%, due 07/23/25	187,000	186,986
6.100%, due 06/01/29	400,000	418,778
Cheniere Energy Partners LP 4.500%, due 10/01/29	810,000	801,330

UBS Global Allocation Fund

Portfolio of investments

June 30, 2025

	Face amount[3]	Value
Corporate bonds—(concluded)
United States—(concluded)
Citigroup, Inc. (fixed, converts to FRN on 06/11/34), 5.449%, due 06/11/35[4]	1,075,000	$1,098,038
Consolidated Edison Co. of New York, Inc. 5.500%, due 03/15/34	375,000	389,964
Discovery Communications LLC 3.625%, due 05/15/30[5]	1,250,000	1,103,563
Expand Energy Corp. 5.375%, due 02/01/29	750,000	750,698
General Motors Co. 5.400%, due 10/15/29	810,000	826,988
Goldman Sachs Group, Inc. (fixed, converts to FRN on 04/25/29), 5.727%, due 04/25/30[4]	1,250,000	1,301,193
HEICO Corp. 5.350%, due 08/01/33	550,000	562,903
JB Hunt Transport Services, Inc. 4.900%, due 03/15/30	550,000	558,128
JPMorgan Chase & Co. 3.625%, due 12/01/27	810,000	798,612
Micron Technology, Inc. 5.650%, due 11/01/32	550,000	571,715
Morgan Stanley (fixed, converts to FRN on 07/20/32), 4.889%, due 07/20/33[4]	1,250,000	1,251,260
Oracle Corp. 6.250%, due 11/09/32	750,000	811,618
Pacific Gas & Electric Co. 4.550%, due 07/01/30	750,000	732,017
Royal Caribbean Cruises Ltd. 5.625%, due 09/30/31[1]	750,000	754,582
San Diego Gas & Electric Co. 5.400%, due 04/15/35	550,000	561,609
Southern California Edison Co. 5.850%, due 11/01/27	630,000	645,540
T-Mobile USA, Inc. 3.500%, due 04/15/31	540,000	507,014
Wells Fargo & Co. (fixed, converts to FRN on 07/25/32), 4.897%, due 07/25/33[4]	820,000	820,159
		19,052,189
Total corporate bonds (cost $19,027,241)		19,451,882
Mortgage-backed securities: 0.5%
United States: 0.5%
Bank, Series 2022-BNK39, Class A4, 2.928%, due 02/15/55[4]	200,000	178,169
Benchmark Mortgage Trust, Series 2021-B29, Class A5, 2.388%, due 09/15/54	275,000	240,366
	Face amount[3]		Value
Mortgage-backed securities—(concluded)
United States—(concluded)
Citigroup Commercial Mortgage Trust, Series 2018-C5, Class A4, 4.228%, due 06/10/51[4]		100,000	$98,748
Flagstar Mortgage Trust, Series 2018-5, Class A2, 4.000%, due 09/25/48[1,4]		32,845	30,989
MFA Trust Series 2020-NQM3, Class A1, 1.014%, due 01/26/65[1,4]		12,458	11,713
Series 2021-NQM1, Class A1, 1.153%, due 04/25/65[1,4]		16,419	15,364
Wells Fargo Commercial Mortgage Trust, Series 2018-C45, Class AS, 4.405%, due 06/15/51[4]		130,000	126,956
Total mortgage-backed securities (cost $703,416)			702,305
Non-U.S. government agency obligations: 2.2%
Australia: 0.2%
Australia Government Bonds 3.250%, due 04/21/29[6]	AUD	189,000	123,991
3.500%, due 12/21/34[6]	AUD	140,000	87,716
3.750%, due 05/21/34[6]	AUD	137,000	88,083
			299,790
Austria: 0.0%†
Republic of Austria Government Bonds 3.150%, due 06/20/44[6]	EUR	19,000	21,546
Belgium: 0.0%†
Kingdom of Belgium Government Bonds 3.750%, due 06/22/45[6]	EUR	43,000	50,813
Canada: 0.1%
Canada Government Bonds 1.000%, due 06/01/27	CAD	71,000	50,603
4.000%, due 03/01/29	CAD	112,000	85,814
5.750%, due 06/01/29	CAD	61,000	49,716
			186,133
Finland: 0.0%†
Finland Government Bonds 1.375%, due 04/15/47[6]	EUR	20,000	16,019
France: 0.2%
French Republic Government Bonds OAT 0.000%, due 11/25/31[6,7]	EUR	182,000	179,898
0.000%, due 05/25/32[6,7]	EUR	75,000	72,691
0.500%, due 05/25/40[6]	EUR	68,000	51,428
3.250%, due 05/25/45[6]	EUR	36,000	39,287
			343,304

UBS Global Allocation Fund

Portfolio of investments

June 30, 2025

	Face amount[3]		Value
Non-U.S. government agency obligations—(continued)
Germany: 0.1%
Bundesrepublik Deutschland Bundesanleihe 0.000%, due 11/15/28[6,7]	EUR	94,000	$103,732
2.200%, due 02/15/34[6]	EUR	17,000	19,537
2.500%, due 07/04/44[6]	EUR	58,000	63,569
			186,838
Ireland: 0.1%
Ireland Government Bonds 1.500%, due 05/15/50[6]	EUR	82,000	66,092
Italy: 0.2%
Italy Buoni Poliennali Del Tesoro 0.950%, due 12/01/31[6]	EUR	71,000	74,242
1.650%, due 03/01/32[6]	EUR	30,000	32,654
3.000%, due 08/01/29[6]	EUR	61,000	73,558
3.250%, due 09/01/46[6]	EUR	27,000	28,271
4.000%, due 02/01/37[6]	EUR	45,000	55,446
			264,171
Japan: 0.3%
Japan Government CPI-Linked Bonds 0.005%, due 03/10/31	JPY	32,446,070	240,187
Japan Government Forty Year Bonds 0.500%, due 03/20/59	JPY	18,000,000	61,242
Japan Government Thirty Year Bonds 0.300%, due 06/20/46	JPY	7,600,000	34,545
2.200%, due 06/20/54	JPY	3,200,000	19,534
Japan Government Twenty Year Bonds 0.400%, due 03/20/36	JPY	20,000,000	123,193
			478,701
New Zealand: 0.5%
New Zealand Government Bonds 2.750%, due 04/15/37[6]	NZD	80,000	40,114
3.000%, due 04/20/29	NZD	260,000	154,588
New Zealand Government Bonds Inflation-Linked 2.000%, due 09/20/25[6,8]	NZD	814,649	497,788
			692,490
Spain: 0.2%
Spain Government Bonds 1.450%, due 10/31/27[6]	EUR	73,000	84,897
1.500%, due 04/30/27[6]	EUR	41,000	47,933
2.350%, due 07/30/33[6]	EUR	21,000	23,696
3.450%, due 07/30/66[6]	EUR	10,000	10,297
4.200%, due 01/31/37[6]	EUR	16,000	20,397
5.150%, due 10/31/44[6]	EUR	40,000	56,031
			243,251
United Kingdom: 0.3%
U.K. Gilts 0.875%, due 07/31/33[6]	GBP	68,000	71,690
1.000%, due 01/31/32[6]	GBP	61,000	68,934
1.250%, due 07/31/51[6]	GBP	137,000	82,254
	Face amount[3]		Value
Non-U.S. government agency obligations—(concluded)
United Kingdom—(concluded)
1.625%, due 10/22/28[6]	GBP	80,000	$102,895
3.500%, due 01/22/45[6]	GBP	19,000	20,781
			346,554
Total non-U.S. government agency obligations (cost $3,483,661)			3,195,702
U.S. government agency obligations: 7.1%
United States: 7.1%
Federal Home Loan Mortgage Corp. 1.500%, due 10/01/51		281,909	212,324
2.000%, due 04/01/51		163,968	130,655
2.000%, due 11/01/51		380,072	301,925
2.500%, due 11/01/50		172,024	146,623
3.000%, due 01/01/52		106,229	92,442
4.500%, due 08/01/52		184,141	176,654
4.500%, due 08/01/52		222,088	213,059
Federal National Mortgage Association 2.000%, due 11/01/50		237,615	189,687
2.000%, due 04/01/51		211,101	169,546
2.000%, due 01/01/52		173,431	138,328
2.000%, due 06/01/52		291,507	231,773
2.500%, due 01/01/50		546,188	459,121
2.500%, due 04/01/50		529,627	444,343
2.500%, due 02/01/52		207,318	175,426
3.000%, due 08/01/50		396,136	350,017
3.000%, due 03/01/52		305,878	269,325
3.500%, due 02/01/49		374,704	342,769
4.000%, due 05/01/51		355,240	335,572
4.500%, due 10/01/52		525,162	503,731
5.000%, due 10/01/53		585,419	574,976
5.500%, due 08/01/53		502,744	504,007
6.000%, due 12/01/53		489,861	503,771
Government National Mortgage Association 2.000%, due 01/20/52		425,568	346,854
2.500%, due 08/20/51		469,632	399,496
3.000%, due 10/20/45		58,949	52,863
3.000%, due 12/20/45		67,794	60,795
3.000%, due 04/20/52		193,384	171,062
3.500%, due 01/20/50		177,924	163,800
5.000%, due 11/20/52		221,106	217,991
5.500%, due 09/20/52		303,597	305,863
Government National Mortgage Association, TBA 6.000%		325,000	329,661
Uniform Mortgage-Backed Security, TBA 2.000%		250,000	197,845
3.500%		225,000	202,578
4.000%		275,000	255,717
5.000%		200,000	196,036
5.500%		600,000	599,975
6.000%		500,000	508,165
Total U.S. government agency obligations (cost $10,556,251)			10,474,775

UBS Global Allocation Fund

Portfolio of investments

June 30, 2025

	Face amount[3]	Value
U.S. Treasury obligations: 1.6%
United States: 1.6%
U.S. Treasury Bonds 1.125%, due 08/15/40	180,000	$110,735
1.250%, due 05/15/50	133,000	63,882
2.500%, due 02/15/46	104,000	72,069
2.750%, due 11/15/42	130,000	99,028
2.750%, due 08/15/47	78,000	55,593
2.875%, due 05/15/43	174,000	134,109
4.375%, due 02/15/38	30,000	29,966
U.S. Treasury Notes 0.625%, due 08/15/30	384,000	327,495
0.750%, due 03/31/26	64,000	62,574
0.875%, due 06/30/26	96,000	93,079
1.125%, due 02/15/31	450,000	389,355
1.250%, due 03/31/28	24,000	22,473
1.250%, due 06/30/28	277,000	257,880
1.250%, due 09/30/28	91,000	84,193
1.250%, due 08/15/31	70,000	59,883
1.625%, due 11/30/26	198,000	191,967
1.625%, due 08/15/29	129,000	118,791
3.875%, due 08/15/33	120,000	118,172
Total U.S. Treasury obligations (cost $2,480,466)		2,291,244
	Number of shares
Exchange traded funds: 19.2%
Invesco China Technology ETF	33,272	1,472,286
iShares Core S&P 500 ETF	7,219	4,482,277
iShares J.P. Morgan USD Emerging Markets Bond ETF	49,613	4,595,156
iShares MSCI Global Gold Miners ETF[2]	66,146	2,895,872
iShares MSCI Global Silver & Metals Miners ETF	80,130	1,427,115
SPDR Bloomberg Emerging Markets Local Bond ETF[2]	274,954	5,884,016
SPDR Portfolio High Yield Bond ETF	306,887	7,303,910
Total exchange traded funds (cost $26,491,430)		28,060,632
	Number of shares	Value
Investment companies: 23.7%
PACE High Yield Investments[9]	841,247	$7,588,050
PACE International Emerging Markets Equity Investments[9]	199,730	3,045,881
PACE International Equity Investments[9]	880,662	17,428,297
UBS Emerging Markets Equity Opportunity Fund[9]	750,446	6,611,428
Total investment companies (cost $32,022,764)		34,673,656
Short-term investments: 2.0%
Investment companies: 1.6%
State Street Institutional U.S. Government Money Market Fund, 4.268%[10] (cost $2,331,719)	2,331,719	2,331,719
	Face amount[3]
Short-term U.S. Treasury obligations: 0.4%
United States: 0.4%
U.S. Treasury Bills 4.228%, due 09/18/25[10]	100,000	99,074
4.319%, due 07/08/25[10]	550,000	549,548
Total Short-term U.S. Treasury obligations (Cost $648,650)		648,622
Total Short-term investments (Cost $2,980,369)		2,980,341
Investment of cash collateral from securities loaned: 2.9%
Money market funds: 2.9%
State Street Navigator Securities Lending Government Money Market Portfolio, 4.308%[10] (cost $4,136,284)	4,136,284	4,136,284
Total investments: 99.4% (cost $133,973,826)		145,434,294
Other assets in excess of liabilities: 0.6%		944,912
Net assets: 100.0%		$146,379,206

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

UBS Global Allocation Fund

Portfolio of investments

June 30, 2025

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Index futures buy contracts:
62	USD	E-mini Russell 2000 Value Index Futures	September 2025	$5,855,711	$5,967,190	$111,479
45	EUR	Euro High Yield Bond Index Futures	September 2025	3,211,352	3,208,243	(3,109)
374	EUR	EURO STOXX Banks Index Futures	September 2025	4,400,156	4,438,577	38,421
95	USD	MSCI Emerging Markets Index Futures	September 2025	5,707,241	5,859,125	151,884
63	USD	S&P 500 E-Mini Index Futures	September 2025	19,180,645	19,699,312	518,667
19	JPY	TSE TOPIX Index Futures	September 2025	3,678,170	3,767,543	89,373
Interest rate futures buy contracts:
83	AUD	Australian Bond 10 Year Futures	September 2025	$6,220,638	$6,261,245	$40,607
125	EUR	Euro Bund 10 Year Futures	September 2025	19,309,699	19,163,785	(145,914)
126	GBP	United Kingdom Long Gilt Bond Futures	September 2025	15,917,792	16,089,897	172,105
U.S. Treasury futures buy contracts:
62	USD	U.S. Treasury Note 5 Year Futures	September 2025	$6,684,858	$6,758,000	$73,142
Total				$90,166,262	$91,212,917	$1,046,655
Index futures sell contracts:
52	AUD	ASX SPI 200 Index Futures	September 2025	$(7,310,157)	$(7,304,217)	$5,940
28	USD	E-mini Russell 2000 Value Index Futures	September 2025	(2,998,450)	(3,068,380)	(69,930)
6	EUR	EURO STOXX 50 Index Futures	September 2025	(375,004)	(376,497)	(1,493)
53	GBP	FTSE 100 Index Futures	September 2025	(6,453,438)	(6,394,399)	59,039
14	USD	MSCI Europe USD NTR Index Futures	September 2025	(1,570,320)	(1,588,300)	(17,980)
5	CAD	S&P 60 Index Futures	September 2025	(1,159,615)	(1,174,933)	(15,318)
Interest rate futures sell contracts:
139	CAD	Canadian Bond 10 Year Futures	September 2025	$(12,423,780)	$(12,453,093)	$(29,313)
37	EUR	German Euro Buxl 30 Year Futures	September 2025	(5,270,937)	(5,175,185)	95,752
18	JPY	Japan Government Bond 10 Year Futures	September 2025	(1,734,153)	(1,738,690)	(4,537)
U.S. Treasury futures sell contracts:
66	USD	U.S. Treasury Note 10 Year Futures	September 2025	$(7,296,214)	$(7,400,250)	$(104,036)
Total				$(46,592,068)	$(46,673,944)	$(81,876)
Net unrealized appreciation (depreciation)						$964,779

Centrally cleared credit default swap agreements on credit indices—buy protection11

Referenced obligations	Implied credit spread as of June 30, 2025[12]	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[13]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
CDX.NA.HY.S44	N/A	USD	2,700	06/20/30	Quarterly	(5.000)%	$31,174	$(206,784)	$(237,958)

UBS Global Allocation Fund

Portfolio of investments

June 30, 2025

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BB	GBP	2,130,000	CHF	2,332,363	07/16/25	$20,756
BOA	INR	77,060,000	USD	894,037	07/16/25	(3,963)
CITI	USD	13,580,345	EUR	11,875,000	07/16/25	420,731
CITI	USD	500,347	NZD	830,000	07/16/25	5,801
GSI	CHF	4,980,000	USD	6,091,643	07/16/25	(195,762)
GSI	CNH	12,670,000	USD	1,767,568	07/16/25	(4,349)
GSI	GBP	2,130,000	THB	93,566,853	07/16/25	(42,790)
HSBC	KRW	232,000,000	USD	171,849	07/16/25	(205)
HSBC	USD	6,889,607	BRL	38,860,000	07/16/25	238,845
HSBC	USD	4,282,277	INR	367,180,000	07/16/25	(3,433)
SSB	AUD	4,035,000	USD	2,629,363	07/16/25	(26,873)
SSB	CAD	835,000	USD	611,330	07/16/25	(2,284)
SSB	EUR	155,000	USD	179,584	07/16/25	(3,167)
SSB	GBP	1,525,000	USD	2,057,598	07/16/25	(35,823)
SSB	NZD	1,910,000	USD	1,155,318	07/16/25	(9,432)
SSB	THB	94,990,000	USD	2,915,209	07/16/25	(9,748)
SSB	TWD	27,200,000	USD	929,948	07/16/25	(2,218)
SSB	USD	217,690	AUD	335,000	07/16/25	2,840
SSB	USD	142,881	CAD	195,000	07/16/25	418
SSB	USD	124,962	CAD	170,000	07/16/25	(35)
SSB	USD	134,604	CNY	965,000	07/16/25	201
SSB	USD	1,648,061	EUR	1,424,000	07/16/25	30,890
SSB	USD	242,374	GBP	180,000	07/16/25	4,718
SSB	USD	3,203,658	JPY	462,050,000	07/16/25	9,920
SSB	USD	641,924	JPY	91,800,000	07/16/25	(3,451)
SSB	USD	270,364	SEK	2,590,000	07/16/25	3,641
Net unrealized appreciation (depreciation)						$395,228

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2025 in valuing the Fund's investments. In the event a fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$37,928,385	$—	$—	$37,928,385
Exchange traded funds	28,060,632	—	—	28,060,632
Investment companies	34,673,656	—	—	34,673,656
Asset-backed securities	—	1,539,088	—	1,539,088

UBS Global Allocation Fund

Portfolio of investments

June 30, 2025

Fair valuation summary—(concluded)

Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets—(concluded)
Corporate bonds	$—	$19,451,882	$—	$19,451,882
Mortgage-backed securities	—	702,305	—	702,305
Non-U.S. government agency obligations	—	3,195,702	—	3,195,702
U.S. government agency obligations	—	10,474,775	—	10,474,775
U.S. Treasury obligations	—	2,291,244	—	2,291,244
Short-term investments	2,331,719	—	—	2,331,719
Short-term U.S. Treasury obligations	—	648,622	—	648,622
Investment of cash collateral from securities loaned	4,136,284	—	—	4,136,284
Futures contracts	1,356,409	—	—	1,356,409
Forward foreign currency contracts	—	738,761	—	738,761
Total	$108,487,085	$39,042,379	$—	$147,529,464
Liabilities
Futures contracts	$(391,630)	$—	$—	$(391,630)
Swap agreements	—	(206,784)	—	(206,784)
Forward foreign currency contracts	—	(343,533)	—	(343,533)
Total	$(391,630)	$(550,317)	$—	$(941,947)

At June 30, 2025, there were no transfers in or out of Level 3.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05)%.

*  Non-income producing security.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registrations, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $1,937,985, represented 1.3% of the Fund's net assets at period end.

2  Security, or portion thereof, was on loan at the period end.

3  In U.S. dollars unless otherwise indicated.

4  Floating or variable rate securities. The rates disclosed are as of June 30, 2025. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

5  Security purchased on a when-issued basis. When-issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

6  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

7  Zero coupon bond.

8  Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer's country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.

UBS Global Allocation Fund

Portfolio of investments

June 30, 2025

9  The table below details the Fund's investment in a fund advised by the same Advisor as the Fund. The Fund does not pay advisory fees that are retained by the Advisor in connection with its investment in other investment companies advised by the Advisor, but may pay other expenses associated with such investments (such as sub-advisory fees paid to other parties, if any).

Security description	Value 06/30/24	Purchases during the year ended 06/30/25	Sales during the year ended 06/30/25	Net realized gain (loss) during the year ended 06/30/25	Change in net unrealized appreciation (depreciation) during the year ended 06/30/25	Value 06/30/25	Net income earned from affiliate for the year ended 06/30/25	Shares 06/30/25
UBS Emerging Markets Equity Opportunity Fund	$9,888,204	$237,658	$4,050,000	$(1,314,848)	$1,850,414	$6,611,428	$237,659	750,446
PACE High Yield Investments	9,107,796	466,577	2,250,000	(93,771)	357,448	7,588,050	466,577	841,247
PACE International Equity Investments	14,409,498	4,915,048	3,475,138	253,327	1,325,562	17,428,297	234,026	880,662
PACE International Emerging Markets Equity Investments	9,835,756	43,478	7,940,000	1,281,000	(174,353)	3,045,881	43,478	199,730
UBS All China Equity Fund	1,992,631	—	1,941,056	(802,851)	751,276	—	—	—
	$45,233,885	$5,662,761	$19,656,194	$(677,143)	$4,110,347	$34,673,656	$981,740

10  Rate shown reflects yield at June 30, 2025.

11  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

12  Implied credit spreads, represented in absolute terms, used in determining the market value of credit default swap agreements on corporate issues or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity's credit soundness and greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. Not all swaps have implied spreads.

13  Payments made or received are based on the notional amount.

See accompanying notes to financial statements.

UBS Emerging Markets Equity Opportunity Fund

Portfolio of investments

June 30, 2025

	Number of shares	Value
Common stocks: 98.0%
Brazil: 6.8%
Banco BTG Pactual SA	1,111,000	$8,639,589
MercadoLibre, Inc.*	2,142	5,598,395
Petroleo Brasileiro SA—Petrobras, ADR	551,620	6,900,766
Vale SA	702,900	6,811,523
		27,950,273
China: 32.0%
Alibaba Group Holding Ltd.	776,000	10,854,184
Alibaba Group Holding Ltd., ADR	61,076	6,926,629
China CITIC Bank Corp. Ltd., Class H	6,589,071	6,278,543
China Mengniu Dairy Co. Ltd.	4,853,000	9,953,350
China Resources Beer Holdings Co. Ltd.	3,069,000	9,773,948
Contemporary Amperex Technology Co. Ltd., Class A	326,293	11,485,258
PDD Holdings, Inc., ADR*	38,291	4,007,536
Ping An Insurance Group Co. of China Ltd., Class H	2,005,000	12,732,470
Sany Heavy Industry Co. Ltd., Class A	2,711,900	6,793,469
Tencent Holdings Ltd.	509,800	32,666,374
Xiaomi Corp., Class B*,1	1,662,200	12,694,207
Zijin Mining Group Co. Ltd., Class H	2,584,000	6,599,940
		130,765,908
Hungary: 2.3%
OTP Bank Nyrt	117,502	9,386,176
India: 14.5%
DLF Ltd.	596,811	5,830,320
Eicher Motors Ltd.	139,166	9,179,017
HDFC Bank Ltd.	771,406	18,003,371
InterGlobe Aviation Ltd.*,1	111,924	7,799,834
Reliance Industries Ltd.	1,064,248	18,621,858
		59,434,400
Malaysia: 1.5%
CIMB Group Holdings Bhd.	3,708,300	5,980,135
Mexico: 4.3%
Cemex SAB de CV, ADR	1,387,900	9,618,147
Grupo Financiero Banorte SAB de CV, Class O	879,189	8,036,372
		17,654,519
Poland: 2.1%
Powszechna Kasa Oszczednosci Bank Polski SA	400,711	8,364,752
	Number of shares	Value
Common stocks—(concluded)
Russia: 0.0%†
Sberbank of Russia PJSC*,2,3	3,568,865	$0
Saudi Arabia: 2.2%
Saudi National Bank	916,436	8,825,938
Singapore: 2.8%
Singapore Telecommunications Ltd.	3,744,900	11,250,899
South Africa: 1.9%
MTN Group Ltd.	996,163	7,924,852
South Korea: 11.0%
KB Financial Group, Inc.	113,059	9,290,340
Kia Corp.	149,333	10,721,968
Samsung Electronics Co. Ltd.	200,630	8,889,800
SK Hynix, Inc.	73,501	15,902,706
		44,804,814
Taiwan: 14.1%
Hon Hai Precision Industry Co. Ltd.	1,525,000	8,404,936
MediaTek, Inc.	252,000	10,783,240
Taiwan Semiconductor Manufacturing Co. Ltd.	1,063,000	38,572,505
		57,760,681
Thailand: 0.4%
Bangkok Dusit Medical Services PCL, NVDR	2,681,000	1,715,378
United Arab Emirates: 2.1%
Aldar Properties PJSC	3,541,232	8,600,934
Total common stocks (cost $374,416,470)		400,419,659
Short-term investments: 1.0%
Investment companies: 1.0%
State Street Institutional U.S. Government Money Market Fund, 4.268%[4] (cost $4,291,628)	4,291,628	4,291,628
Total investments: 99.0% (cost $378,708,098)		404,711,287
Other assets in excess of liabilities: 1.0%		3,991,473
Net assets: 100.0%		$408,702,760

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

UBS Emerging Markets Equity Opportunity Fund

Portfolio of investments

June 30, 2025

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2025 in valuing the Fund's investments. In the event a fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$400,419,659	$—	$0	$400,419,659
Short-term investments	4,291,628	—	—	4,291,628
Total	$404,711,287	$—	$0	$404,711,287

At June 30, 2025, there were no transfers in or out of Level 3.

Securities valued using unobservable inputs, i.e. Level 3, were not considered significant to the Fund.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05)%.

*  Non-income producing security.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registrations, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $20,494,041, represented 5.0% of the Fund's net assets at period end.

2  Security fair valued by the Valuation Committee under the direction of the Board of Trustees.

3  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

4  Rate shown reflects yield at June 30, 2025.

See accompanying notes to financial statements.

UBS Engage For Impact Fund

Portfolio of investments

June 30, 2025

	Number of shares	Value
Common stocks: 98.8%
Brazil: 1.3%
MercadoLibre, Inc.*	264	$689,998
Canada: 1.4%
Canadian Pacific Kansas City Ltd.	9,650	766,614
China: 1.2%
China Mengniu Dairy Co. Ltd.	308,000	631,698
France: 4.1%
Danone SA	26,106	2,132,930
Germany: 2.9%
Infineon Technologies AG	36,088	1,535,244
India: 3.1%
HDFC Bank Ltd., ADR	20,945	1,605,853
Ireland: 3.7%
AIB Group PLC	232,737	1,914,957
Japan: 6.5%
Chugai Pharmaceutical Co. Ltd.	27,200	1,421,340
Recruit Holdings Co. Ltd.	20,200	1,197,229
Shimano, Inc.[1]	5,400	783,910
		3,402,479
Jersey: 1.9%
Aptiv PLC*	14,488	988,371
Mexico: 1.4%
Grupo Financiero Banorte SAB de CV, Class O	79,230	724,215
Netherlands: 2.0%
Aalberts NV1	28,528	1,033,677
Singapore: 1.0%
Singapore Telecommunications Ltd.	173,600	521,551
Spain: 4.9%
Banco Bilbao Vizcaya Argentaria SA	52,303	804,323
Iberdrola SA1	90,593	1,738,373
		2,542,696
Switzerland: 2.7%
Sandoz Group AG	25,620	1,402,004
United Kingdom: 8.6%
AstraZeneca PLC	11,822	1,642,220
Spectris PLC	36,320	1,913,421
Wise PLC, Class A*	64,507	920,873
		4,476,514
	Number of shares	Value
Common stocks—(concluded)
United States: 52.1%
Advanced Drainage Systems, Inc.	9,539	$1,095,650
Alcon AG	19,837	1,755,066
Autodesk, Inc.*	5,962	1,845,656
BellRing Brands, Inc.*	12,799	741,446
Bio-Rad Laboratories, Inc., Class A*	2,051	494,947
Broadcom, Inc.	10,163	2,801,431
Capital One Financial Corp.	5,966	1,269,326
Dexcom, Inc.*	8,643	754,448
Digital Realty Trust, Inc.	6,015	1,048,595
Ecolab, Inc.	3,866	1,041,655
First Horizon Corp.	51,401	1,089,701
Ingersoll Rand, Inc.	6,517	542,084
Linde PLC	2,855	1,339,509
Micron Technology, Inc.	8,702	1,072,522
Microsoft Corp.	6,571	3,268,481
Montrose Environmental Group, Inc.*	15,505	339,404
Pure Storage, Inc., Class A*	12,342	710,652
Regal Rexnord Corp.	7,734	1,121,121
Rivian Automotive, Inc., Class A*,1	19,329	265,581
Roper Technologies, Inc.	1,676	950,024
ServiceNow, Inc.*	1,626	1,671,658
Sprouts Farmers Market, Inc.*	5,381	885,928
Trimble, Inc.*	13,588	1,032,416
		27,137,301
Total common stocks (cost $41,586,477)		51,506,102
Short-term investments: 2.6%
Investment companies: 2.6%
State Street Institutional U.S. Government Money Market Fund, 4.268%[2] (cost $1,351,375)	1,351,375	1,351,375
Investment of cash collateral from securities loaned: 4.9%
Money market funds: 4.9%
State Street Navigator Securities Lending Government Money Market Portfolio, 4.308%[2] (cost $2,530,238)	2,530,238	2,530,238
Total investments: 106.3% (cost $45,468,090)		55,387,715
Liabilities in excess of other assets: (6.3%)		(3,275,300)
Net assets: 100.0%		$52,112,415

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

UBS Engage For Impact Fund

Portfolio of investments

June 30, 2025

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2025 in valuing the Fund's investments. In the event a fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$51,506,102	$—	$—	$51,506,102
Short-term investments	1,351,375	—	—	1,351,375
Investment of cash collateral from securities loaned	2,530,238	—	—	2,530,238
Total	$55,387,715	$—	$—	$55,387,715

At June 30, 2025, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Rate shown reflects yield at June 30, 2025.

See accompanying notes to financial statements.

UBS International Sustainable Equity Fund

Portfolio of investments

June 30, 2025

	Number of shares	Value
Common stocks: 96.9%
Austria: 3.0%
BAWAG Group AG1	25,909	$3,308,316
Erste Group Bank AG	18,361	1,563,730
		4,872,046
Brazil: 0.5%
MercadoLibre, Inc.*	330	862,498
Canada: 6.0%
Canadian Pacific Kansas City Ltd.	30,716	2,440,137
Restaurant Brands International, Inc.[2]	42,651	2,829,201
Shopify, Inc., Class A*	24,535	2,830,112
Tourmaline Oil Corp.[2]	31,173	1,503,996
		9,603,446
Chile: 0.8%
Lundin Mining Corp.[2]	115,558	1,215,194
China: 1.2%
Ping An Insurance Group Co. of China Ltd., Class H2	314,500	1,997,188
France: 2.7%
Cie Generale des Etablissements Michelin SCA	25,922	963,069
Danone SA	40,233	3,287,143
		4,250,212
Germany: 8.1%
Daimler Truck Holding AG	67,653	3,201,224
Deutsche Boerse AG	5,520	1,800,483
Infineon Technologies AG	46,821	1,991,844
Knorr-Bremse AG	33,252	3,213,834
SAP SE	8,918	2,711,857
		12,919,242
Ireland: 3.6%
AIB Group PLC	693,816	5,708,708
Italy: 2.2%
Infrastrutture Wireless Italiane SpA[1]	54,620	667,846
PRADA SpA	201,000	1,246,976
Prysmian SpA	21,987	1,555,012
		3,469,834
Japan: 18.3%
Chugai Pharmaceutical Co. Ltd.	39,800	2,079,754
FANUC Corp.[2]	84,500	2,311,934
Fujitsu Ltd.	94,200	2,299,316
ITOCHU Corp.	82,700	4,339,302
Keyence Corp.	5,200	2,088,594
Mitsubishi UFJ Financial Group, Inc.	209,500	2,884,889
OBIC Business Consultants Co. Ltd.	58,600	3,473,964
Recruit Holdings Co. Ltd.	22,400	1,327,621
Sony Group Corp.	240,200	6,221,631
Toyota Motor Corp.	83,400	1,443,812
Yamaha Motor Co. Ltd.[2]	94,600	709,147
		29,179,964
Jersey: 1.9%
Aptiv PLC*	43,887	2,993,971
	Number of shares	Value
Common stocks—(concluded)
Luxembourg: 1.6%
Eurofins Scientific SE2	36,312	$2,585,245
Netherlands: 6.4%
ASML Holding NV	4,278	3,414,612
ASR Nederland NV	28,918	1,920,527
Koninklijke Philips NV2	101,525	2,440,861
Universal Music Group NV2	74,459	2,410,244
		10,186,244
Norway: 2.1%
Equinor ASA	79,349	2,008,248
Norsk Hydro ASA	227,482	1,298,620
		3,306,868
Portugal: 0.8%
Galp Energia SGPS SA2	70,397	1,291,130
Spain: 6.0%
Banco Bilbao Vizcaya Argentaria SA	285,222	4,386,185
Banco de Sabadell SA	653,100	2,079,471
Iberdrola SA2	160,361	3,077,138
		9,542,794
Switzerland: 3.2%
Cie Financiere Richemont SA, Class A	8,566	1,613,446
Sandoz Group AG	64,299	3,518,637
		5,132,083
United Kingdom: 15.7%
Admiral Group PLC	45,922	2,061,239
Ashtead Group PLC	52,457	3,361,917
AstraZeneca PLC	21,144	2,937,158
Drax Group PLC	172,077	1,636,876
Legal & General Group PLC	1,082,493	3,783,060
NatWest Group PLC	262,777	1,844,624
Spectris PLC	59,025	3,109,572
St. James's Place PLC	78,994	1,283,824
Unilever PLC	63,747	3,886,701
Wise PLC, Class A*	88,823	1,267,998
		25,172,969
United States: 12.8%
Alcon AG	38,672	3,421,481
Aon PLC, Class A	3,309	1,180,519
Atlassian Corp., Class A*	11,553	2,346,299
Gates Industrial Corp. PLC*	122,996	2,832,598
Nestle SA, Registered Shares	27,091	2,691,516
Novartis AG, Registered Shares	22,478	2,724,443
Schlumberger NV	81,286	2,747,467
Schneider Electric SE	9,670	2,572,038
		20,516,361
Total common stocks (cost $128,679,173)		154,805,997

UBS International Sustainable Equity Fund

Portfolio of investments

June 30, 2025

	Number of shares	Value
Short-term investments: 0.1%
Investment companies: 0.1%
State Street Institutional U.S. Government Money Market Fund, 4.268%[3] (cost $203,192)	203,192	$203,192
Investment of cash collateral from securities loaned: 7.5%
Money market funds: 7.5%
State Street Navigator Securities Lending Government Money Market Portfolio, 4.308%[3] (cost $12,025,692)	12,025,692	12,025,692
Total investments: 104.5% (cost $140,908,057)		167,034,881
Liabilities in excess of other assets: (4.5%)		(7,185,945)
Net assets: 100.0%		$159,848,936

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2025 in valuing the Fund's investments. In the event a fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$154,805,997	$—	$—	$154,805,997
Short-term investments	203,192	—	—	203,192
Investment of cash collateral from securities loaned	12,025,692	—	—	12,025,692
Total	$167,034,881	$—	$—	$167,034,881

At June 30, 2025, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registrations, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $3,976,162, represented 2.5% of the Fund's net assets at period end.

2  Security, or portion thereof, was on loan at the period end.

3  Rate shown reflects yield at June 30, 2025.

See accompanying notes to financial statements.

UBS US Dividend Ruler Fund

Portfolio of investments

June 30, 2025

	Number of shares	Value
Common stocks: 98.8%
Aerospace & defense: 2.5%
RTX Corp.	45,703	$6,673,552
Banks: 4.7%
JPMorgan Chase & Co.	43,193	12,522,083
Beverages: 2.6%
Coca-Cola Co.	99,576	7,045,002
Biotechnology: 2.5%
AbbVie, Inc.	35,459	6,581,900
Building products: 2.2%
Trane Technologies PLC	13,712	5,997,766
Capital markets: 7.0%
Blackrock, Inc.	9,023	9,467,383
Morgan Stanley	65,839	9,274,081
		18,741,464
Chemicals: 2.8%
Linde PLC	15,708	7,369,879
Commercial services & supplies: 0.8%
Republic Services, Inc.	8,410	2,073,990
Consumer finance: 3.1%
American Express Co.	25,722	8,204,804
Electric utilities: 2.8%
NextEra Energy, Inc.	106,828	7,416,000
Electrical equipment: 3.1%
Eaton Corp. PLC	23,378	8,345,712
Ground transportation: 2.8%
Union Pacific Corp.	32,510	7,479,901
Health care equipment & supplies: 2.9%
Abbott Laboratories	57,766	7,856,754
Hotels, restaurants & leisure: 2.5%
McDonald's Corp.	22,481	6,568,274
Household products: 2.4%
Procter & Gamble Co.	40,010	6,374,393
Industrial REITs: 2.5%
Prologis, Inc.	63,787	6,705,289
Insurance: 4.6%
Chubb Ltd.	25,409	7,361,495
Marsh & McLennan Cos., Inc.	23,115	5,053,864
		12,415,359
	Number of shares	Value
Common stocks—(concluded)
IT services: 1.2%
Accenture PLC, Class A	10,710	$3,201,112
Oil, gas & consumable fuels: 2.5%
Exxon Mobil Corp.	60,945	6,569,871
Pharmaceuticals: 2.4%
Johnson & Johnson	42,494	6,490,958
Professional services: 2.1%
Automatic Data Processing, Inc.	18,445	5,688,438
Semiconductors & semiconductor equipment: 17.5%
Analog Devices, Inc.	29,365	6,989,457
Broadcom, Inc.	65,892	18,163,130
KLA Corp.	2,604	2,332,507
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	56,600	12,819,334
Texas Instruments, Inc.	30,435	6,318,915
		46,623,343
Software: 14.9%
Microsoft Corp.	55,789	27,750,007
Oracle Corp.	55,588	12,153,204
		39,903,211
Specialty retail: 6.4%
Home Depot, Inc.	23,368	8,567,643
TJX Cos., Inc.	67,920	8,387,441
		16,955,084
Total common stocks (cost $205,696,927)		263,804,139
Short-term investments: 1.2%
Investment companies: 1.2%
State Street Institutional U.S. Government Money Market Fund, 4.268%[1] (cost $3,295,453)	3,295,453	3,295,453
Total investments: 100.0% (cost $208,992,380)		267,099,592
Liabilities in excess of other assets: (0.0%)†		(97,852)
Net assets: 100.0%		$267,001,740

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

UBS US Dividend Ruler Fund

Portfolio of investments

June 30, 2025

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2025 in valuing the Fund's investments. In the event a fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$263,804,139	$—	$—	$263,804,139
Short-term investments	3,295,453	—	—	3,295,453
Total	$267,099,592	$—	$—	$267,099,592

At June 30, 2025, there were no transfers in or out of Level 3.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05)%.

1  Rate shown reflects yield at June 30, 2025.

See accompanying notes to financial statements.

UBS US Quality Growth At Reasonable Price Fund

Portfolio of investments

June 30, 2025

	Number of shares	Value
Common stocks: 98.7%
Aerospace & defense: 1.4%
TransDigm Group, Inc.	3,131	$4,761,124
Broadline retail: 7.7%
Amazon.com, Inc.*	117,381	25,752,218
Capital markets: 2.8%
Ameriprise Financial, Inc.	6,252	3,336,880
S&P Global, Inc.	11,782	6,212,531
		9,549,411
Chemicals: 1.4%
Sherwin-Williams Co.	14,127	4,850,647
Communications equipment: 1.3%
Arista Networks, Inc.*	43,155	4,415,188
Financial services: 6.1%
Mastercard, Inc., Class A	15,685	8,814,029
Visa, Inc., Class A	33,187	11,783,044
		20,597,073
Ground transportation: 1.0%
Union Pacific Corp.	14,557	3,349,275
Health care equipment & supplies: 5.6%
Abbott Laboratories	25,809	3,510,282
Boston Scientific Corp.*	52,433	5,631,828
Intuitive Surgical, Inc.*	10,442	5,674,287
Stryker Corp.	9,874	3,906,451
		18,722,848
Hotels, restaurants & leisure: 2.3%
Chipotle Mexican Grill, Inc.*	138,869	7,797,494
Insurance: 1.4%
Progressive Corp.	17,866	4,767,721
Interactive media & services: 10.2%
Alphabet, Inc., Class A	72,616	12,797,118
Meta Platforms, Inc., Class A	29,039	21,433,395
		34,230,513
Machinery: 1.4%
Parker-Hannifin Corp.	6,641	4,638,539
	Number of shares	Value
Common stocks—(concluded)
Pharmaceuticals: 4.5%
Eli Lilly & Co.	19,209	$14,973,992
Semiconductors & semiconductor equipment: 18.8%
ASML Holding NV, NY Reg Shrs	4,499	3,605,454
Broadcom, Inc.	62,497	17,227,298
NVIDIA Corp.	268,589	42,434,376
		63,267,128
Software: 20.8%
Intuit, Inc.	7,278	5,732,371
Microsoft Corp.	93,424	46,470,032
Oracle Corp.	40,804	8,920,978
Palo Alto Networks, Inc.*	25,309	5,179,234
Salesforce, Inc.	12,812	3,493,704
		69,796,319
Specialized REITs: 1.8%
American Tower Corp.	26,811	5,925,767
Specialty retail: 3.6%
O'Reilly Automotive, Inc.*	52,215	4,706,138
TJX Cos., Inc.	59,909	7,398,162
		12,104,300
Technology hardware, storage & peripherals: 6.6%
Apple, Inc.	107,925	22,142,972
Total common stocks (cost $236,366,705)		331,642,529
Short-term investments: 1.3%
Investment companies: 1.3%
State Street Institutional U.S. Government Money Market Fund, 4.268%[1] (cost $4,616,887)	4,616,887	4,616,887
Total investments: 100.0% (cost $240,983,592)		336,259,416
Liabilities in excess of other assets: (0.0%)†		(160,396)
Net assets: 100.0%		$336,099,020

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

UBS US Quality Growth At Reasonable Price Fund

Portfolio of investments

June 30, 2025

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2025 in valuing the Fund's investments. In the event a fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$331,642,529	$—	$—	$331,642,529
Short-term investments	4,616,887	—	—	4,616,887
Total	$336,259,416	$—	$—	$336,259,416

At June 30, 2025, there were no transfers in or out of Level 3.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05)%.

*  Non-income producing security.

1  Rate shown reflects yield at June 30, 2025.

See accompanying notes to financial statements.

UBS U.S. Small Cap Growth Fund

Portfolio of investments

June 30, 2025

	Number of shares	Value
Common stocks: 98.5%
Aerospace & defense: 3.0%
ATI, Inc.*	15,945	$1,376,691
Rocket Lab Corp.*	45,741	1,636,156
		3,012,847
Automobile components: 1.2%
Dorman Products, Inc.*	9,529	1,168,922
Banks: 3.1%
First Bancorp/Southern Pines NC	25,290	1,115,036
Prosperity Bancshares, Inc.	13,900	976,336
SouthState Corp.	11,263	1,036,534
		3,127,906
Beverages: 2.2%
Celsius Holdings, Inc.*	28,609	1,327,172
Primo Brands Corp.	30,100	891,562
		2,218,734
Biotechnology: 8.1%
ADMA Biologics, Inc.*	46,735	851,044
Arcellx, Inc.*	10,585	697,022
Avidity Biosciences, Inc.*	24,330	690,972
Catalyst Pharmaceuticals, Inc.*	27,841	604,150
Halozyme Therapeutics, Inc.*	6,234	324,293
Kymera Therapeutics, Inc.*	18,949	826,934
Mirum Pharmaceuticals, Inc.*	13,118	667,575
Nuvalent, Inc., Class A*	10,200	778,260
Praxis Precision Medicines, Inc.*	9,500	399,475
Protagonist Therapeutics, Inc.*	11,435	632,012
Rhythm Pharmaceuticals, Inc.*	4,008	253,266
Travere Therapeutics, Inc.*	34,407	509,224
Viking Therapeutics, Inc.*,1	28,900	765,850
		8,000,077
Building products: 2.4%
AZZ, Inc.	14,068	1,329,145
CSW Industrials, Inc.	3,738	1,072,170
		2,401,315
Capital markets: 1.3%
Piper Sandler Cos.	4,746	1,319,103
Commercial services & supplies: 2.5%
Casella Waste Systems, Inc., Class A*	9,888	1,140,877
Clean Harbors, Inc.*	5,720	1,322,350
		2,463,227
Communications equipment: 1.5%
Lumentum Holdings, Inc.*	15,894	1,510,884
Construction & engineering: 5.1%
MasTec, Inc.*	10,616	1,809,285
Primoris Services Corp.	17,906	1,395,594
Sterling Infrastructure, Inc.*	8,172	1,885,525
		5,090,404
	Number of shares	Value
Common stocks—(continued)
Construction materials: 1.1%
Knife River Corp.*	12,800	$1,044,992
Consumer staples distribution & retail: 1.3%
Sprouts Farmers Market, Inc.*	7,656	1,260,484
Electrical equipment: 1.3%
Regal Rexnord Corp.	8,911	1,291,739
Electronic equipment, instruments & components: 4.0%
Itron, Inc.*	14,859	1,955,890
Mirion Technologies, Inc.*	80,202	1,726,749
Powerfleet, Inc. NJ*	76,800	331,008
		4,013,647
Financial services: 2.5%
Essent Group Ltd.	7,053	428,329
Shift4 Payments, Inc., Class A*,1	20,600	2,041,666
		2,469,995
Food products: 1.1%
Vital Farms, Inc.*	28,606	1,101,903
Ground transportation: 1.3%
Knight-Swift Transportation Holdings, Inc.	29,715	1,314,294
Health care equipment & supplies: 5.7%
Artivion, Inc.*	42,586	1,324,424
Glaukos Corp.*	7,648	789,962
Masimo Corp.*	8,732	1,468,897
Merit Medical Systems, Inc.*	10,131	947,046
Penumbra, Inc.*	4,403	1,129,942
		5,660,271
Health care providers & services: 3.2%
HealthEquity, Inc.*	14,296	1,497,649
RadNet, Inc.*	29,466	1,676,910
		3,174,559
Hotel & resort REITs: 1.8%
Ryman Hospitality Properties, Inc.	18,345	1,810,101
Hotels, restaurants & leisure: 6.0%
Churchill Downs, Inc.	10,690	1,079,690
Dutch Bros, Inc., Class A*	15,613	1,067,461
First Watch Restaurant Group, Inc.*	60,600	972,024
Planet Fitness, Inc., Class A*	12,638	1,378,174
Shake Shack, Inc., Class A*	10,335	1,453,101
		5,950,450
Household durables: 1.5%
Installed Building Products, Inc.	3,168	571,254
Meritage Homes Corp.	13,742	920,301
		1,491,555
Insurance: 0.5%
Bowhead Specialty Holdings, Inc.*	13,200	495,396

UBS U.S. Small Cap Growth Fund

Portfolio of investments

June 30, 2025

	Number of shares	Value
Common stocks—(continued)
Interactive media & services: 1.1%
EverQuote, Inc., Class A*	44,034	$1,064,742
IT services: 1.6%
Wix.com Ltd.*	9,873	1,564,476
Machinery: 7.4%
Chart Industries, Inc.*	7,723	1,271,592
Crane Co.	5,500	1,044,395
ITT, Inc.	6,372	999,321
Mueller Water Products, Inc., Class A	46,788	1,124,784
SPX Technologies, Inc.*	9,783	1,640,413
Terex Corp.	26,238	1,225,052
		7,305,557
Marine transportation: 1.5%
Kirby Corp.*	13,182	1,494,971
Oil, gas & consumable fuels: 2.5%
Gulfport Energy Corp.*	6,307	1,268,779
Magnolia Oil & Gas Corp., Class A	54,902	1,234,197
		2,502,976
Personal care products: 0.9%
BellRing Brands, Inc.*	16,095	932,383
Semiconductors & semiconductor equipment: 5.7%
Ambarella, Inc.*	18,838	1,244,533
Lattice Semiconductor Corp.*	20,677	1,012,966
MACOM Technology Solutions Holdings, Inc.*	11,335	1,624,192
Universal Display Corp.	11,228	1,734,277
		5,615,968
Software: 9.4%
Commvault Systems, Inc.*	7,469	1,302,071
CyberArk Software Ltd.*	5,465	2,223,599
Elastic NV*	15,657	1,320,355
Freshworks, Inc., Class A*	81,472	1,214,747
Gitlab, Inc., Class A*	25,123	1,133,299
Varonis Systems, Inc.*	43,152	2,189,964
		9,384,035
	Number of shares	Value
Common stocks—(concluded)
Specialty retail: 2.4%
Bath & Body Works, Inc.	35,193	$1,054,382
Boot Barn Holdings, Inc.*	8,548	1,299,296
		2,353,678
Technology hardware, storage & peripherals: 2.0%
IonQ, Inc.*	16,175	695,040
Pure Storage, Inc., Class A*	21,751	1,252,422
		1,947,462
Textiles, apparel & luxury goods: 1.3%
On Holding AG, Class A*	25,706	1,337,997
Trading companies & distributors: 1.0%
Boise Cascade Co.	11,212	973,426
Total common stocks (cost $83,750,346)		97,870,476
Short-term investments: 2.4%
Investment companies: 2.4%
State Street Institutional U.S. Government Money Market Fund, 4.268%[2] (cost $2,399,443)	2,399,443	2,399,443
Investment of cash collateral from securities loaned: 1.6%
Money market funds: 1.6%
State Street Navigator Securities Lending Government Money Market Portfolio, 4.308%[2] (cost $1,625,816)	1,625,816	1,625,816
Total investments: 102.5% (cost $87,775,605)		101,895,735
Liabilities in excess of other assets: (2.5%)		(2,526,124)
Net assets: 100.0%		$99,369,611

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

UBS U.S. Small Cap Growth Fund

Portfolio of investments

June 30, 2025

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2025 in valuing the Fund's investments. In the event a fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$97,870,476	$—	$—	$97,870,476
Short-term investments	2,399,443	—	—	2,399,443
Investment of cash collateral from securities loaned	1,625,816	—	—	1,625,816
Total	$101,895,735	$—	$—	$101,895,735

At June 30, 2025, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Rate shown reflects yield at June 30, 2025.

See accompanying notes to financial statements.

UBS Sustainable Development Bank Bond Fund

Portfolio of investments

June 30, 2025

	Face amount	Value
Non-U.S. government agency obligations: 98.5%
Supranationals: 98.5%
African Development Bank 4.000%, due 03/18/30	$1,200,000	$1,208,279
4.375%, due 11/03/27	600,000	607,989
4.375%, due 03/14/28	1,100,000	1,117,245
4.500%, due 06/12/35	750,000	761,955
Agence Francaise de Developpement EPIC 0.625%, due 01/22/26[1]	1,000,000	979,325
Asian Development Bank 1.500%, due 03/04/31	700,000	614,126
3.125%, due 04/27/32	100,000	94,491
3.875%, due 09/28/32	500,000	493,772
3.875%, due 06/14/33	350,000	344,010
4.000%, due 01/12/33	300,000	298,276
4.125%, due 01/12/34	800,000	794,249
4.375%, due 03/22/35	1,000,000	1,008,421
Asian Infrastructure Investment Bank 3.750%, due 09/14/27	300,000	300,024
4.000%, due 01/18/28	700,000	704,193
4.125%, due 01/18/29	900,000	908,469
4.250%, due 03/13/34	1,200,000	1,196,172
4.500%, due 01/16/30	500,000	513,075
Council of Europe Development Bank 0.875%, due 09/22/26	1,300,000	1,252,842
4.125%, due 01/24/29	200,000	201,919
European Bank for Reconstruction & Development 4.125%, due 01/25/29	300,000	303,223
4.250%, due 03/13/34	1,900,000	1,898,028
4.375%, due 03/09/28	750,000	761,479
European Investment Bank 1.250%, due 02/14/31	800,000	694,065
3.625%, due 07/15/30	650,000	643,205
3.750%, due 02/14/33	1,500,000	1,469,599
4.625%, due 02/12/35	600,000	617,246
Inter-American Development Bank 1.125%, due 07/20/28	400,000	369,744
1.125%, due 01/13/31	5,800,000	5,000,029
2.250%, due 06/18/29	1,450,000	1,367,184
3.125%, due 09/18/28	850,000	833,421
3.500%, due 09/14/29	1,700,000	1,679,602
3.500%, due 04/12/33	2,050,000	1,962,142
3.625%, due 09/17/31	300,000	293,717
3.750%, due 06/14/30	600,000	597,483
4.125%, due 02/15/29	1,400,000	1,415,344
4.375%, due 07/17/34	1,800,000	1,815,306
4.500%, due 02/15/30	2,300,000	2,364,102
4.500%, due 09/13/33	1,200,000	1,223,576
Inter-American Investment Corp. 0.625%, due 02/10/26[1]	600,000	586,736
4.125%, due 02/15/28	400,000	402,693
4.250%, due 02/14/29	500,000	505,592
International Bank for Reconstruction & Development 0.750%, due 08/26/30	2,200,000	1,881,262
	Face amount	Value
Non-U.S. government agency obligations—(concluded)
Supranationals—(concluded)
0.875%, due 05/14/30	$1,450,000	$1,260,356
1.250%, due 02/10/31	3,150,000	2,728,218
1.625%, due 11/03/31	1,800,000	1,560,336
2.500%, due 03/29/32	2,000,000	1,818,951
3.875%, due 02/14/30	100,000	100,158
3.875%, due 08/28/34	1,950,000	1,894,347
4.000%, due 07/25/30	1,050,000	1,056,581
4.000%, due 01/10/31	350,000	351,372
4.000%, due 05/06/32	600,000	598,284
4.125%, due 03/20/30	300,000	303,675
4.500%, due 04/10/31	150,000	154,335
4.625%, due 08/01/28	300,000	307,425
4.625%, due 01/15/32	3,300,000	3,412,680
4.750%, due 11/14/33	1,400,000	1,455,392
International Development Association 0.750%, due 06/10/27[1]	700,000	659,468
1.000%, due 12/03/30[1]	1,750,000	1,497,723
3.750%, due 09/12/31[1]	700,000	688,146
4.500%, due 02/12/35[1]	800,000	810,509
International Finance Corp. 0.750%, due 10/08/26	400,000	384,526
0.750%, due 08/27/30	1,150,000	983,288
4.375%, due 01/15/27	500,000	503,718
4.500%, due 01/21/28	1,500,000	1,527,435
4.500%, due 07/13/28	100,000	102,118
Isdb Trust Services No. 2 SARL 1.262%, due 03/31/26[1]	200,000	195,482
4.598%, due 03/14/28[1]	1,650,000	1,678,363
4.754%, due 05/15/29[1]	1,400,000	1,441,132
Kreditanstalt fuer Wiederaufbau 4.125%, due 07/15/33	200,000	199,499
4.625%, due 03/18/30	1,900,000	1,966,574
4.750%, due 10/29/30	700,000	729,328
Nordic Investment Bank 3.375%, due 09/08/27	1,800,000	1,785,225
3.750%, due 05/09/30	600,000	597,809
4.375%, due 03/14/28	900,000	913,921
Total non-U.S. government agency obligations (cost $76,542,202)		75,749,984
	Number of shares
Short-term investments: 1.2%
Investment companies: 1.2%
State Street Institutional U.S. Government Money Market Fund, 4.268%[2] (cost $899,443)	899,443	899,443
Total investments: 99.7% (cost $77,441,645)		76,649,427
Other assets in excess of liabilities: 0.3%		243,216
Net assets: 100.0%		$76,892,643

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

UBS Sustainable Development Bank Bond Fund

Portfolio of investments

June 30, 2025

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2025 in valuing the Fund's investments. In the event a fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Non-U.S. government agency obligations	$—	$75,749,984	$—	$75,749,984
Short-term investments	899,443	—	—	899,443
Total	$899,443	$75,749,984	$—	$76,649,427

At June 30, 2025, there were no transfers in or out of Level 3.

Portfolio footnotes

1  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

2  Rate shown reflects yield at June 30, 2025.

See accompanying notes to financial statements.

UBS Multi Income Bond Fund

Portfolio of investments

June 30, 2025

	Face amount[1]	Value
Asset-backed securities: 13.1%
Cayman Islands: 5.3%
Dryden 102 CLO Ltd., Series 2023-102A, Class C, 3 mo. USD Term SOFR + 2.900%, 7.156%, due 10/15/36[2,3]	250,000	$251,272
Elmwood CLO 22 Ltd., Series 2023-1A, Class D1R, 3 mo. USD Term SOFR + 2.800%, 7.084%, due 04/17/38[2,3]	250,000	250,790
GoldenTree Loan Management U.S. CLO 7 Ltd., Series 2020-7A, Class DRR, 3 mo. USD Term SOFR + 2.800%, 7.070%, due 04/20/34[2,3]	490,000	490,466
OCP CLO Ltd., Series 2022-25A, Class A1R, 3 mo. USD Term SOFR + 1.420%, 5.690%, due 07/20/37[2,3]	500,000	502,125
OHA Credit Partners XV Ltd., Series 2017-15A, Class D2R, 3 mo. USD Term SOFR + 4.500%, 8.770%, due 04/20/37[2,3]	250,000	250,941
Sixth Street CLO XVIII Ltd., Series 2021-18A, Class D, 3 mo. USD Term SOFR + 3.162%, 7.431%, due 04/20/34[2,3]	250,000	250,645
Wellfleet CLO Ltd., Series 2020-1A, Class C, 3 mo. USD Term SOFR + 3.962%, 8.218%, due 04/15/33[2,3]	250,000	249,796
		2,246,035
Jersey: 2.9%
AGL CLO 25 Ltd., Series 2023-25A, Class D1R, 3 mo. USD Term SOFR + 2.900%, 7.215%, due 07/21/38[2,3]	250,000	250,000
Dryden 108 CLO Ltd., Series 2022-108A, Class A1R, 3 mo. USD Term SOFR + 1.360%, 5.630%, due 07/18/37[2,3]	500,000	500,810
Venture 46 CLO Ltd., Series 2022-46A, Class A1R, 3 mo. USD Term SOFR + 1.450%, 5.720%, due 10/20/37[2,3]	500,000	500,375
		1,251,185
United States: 4.9%
GM Financial Consumer Automobile Receivables Trust, Series 2023-1, Class C, 5.320%, due 10/16/28	400,000	404,416
	Face amount[1]	Value
Asset-backed securities—(concluded)
United States—(concluded)
HPEFS Equipment Trust Series 2024-1A, Class B, 5.180%, due 05/20/31[2]	500,000	$502,285
Series 2024-1A, Class C, 5.330%, due 05/20/31[2]	100,000	100,336
Series 2024-2A, Class D, 5.820%, due 04/20/32[2]	250,000	254,371
Nissan Auto Lease Trust, Series 2025-A, Class C, 5.110%, due 06/15/29	500,000	505,980
Santander Drive Auto Receivables Trust Series 2023-1, Class C, 5.090%, due 05/15/30	250,000	251,402
Series 2023-3, Class A3, 5.610%, due 10/15/27	50,988	51,051
		2,069,841
Total asset-backed securities (cost $5,567,390)		5,567,061
Corporate bonds: 67.0%
Belgium: 0.6%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 4.900%, due 02/01/46	265,000	242,909
Brazil: 0.9%
Minerva Luxembourg SA 4.375%, due 03/18/31[4]	200,000	177,530
Petrobras Global Finance BV 7.375%, due 01/17/27	200,000	207,260
		384,790
Canada: 0.6%
NOVA Chemicals Corp. 5.250%, due 06/01/27[2]	250,000	248,693
Chile: 0.9%
Corp. Nacional del Cobre de Chile 5.125%, due 02/02/33[4]	400,000	387,600
China: 0.0%†
Agile Group Holdings Ltd. 5.750%, due 01/02/25[4,5]	200,000	8,000
Ireland: 1.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.000%, due 10/29/28	300,000	285,803
4.450%, due 04/03/26	300,000	299,493
		585,296
Mexico: 0.5%
Petroleos Mexicanos 6.700%, due 02/16/32	250,000	232,100

UBS Multi Income Bond Fund

Portfolio of investments

June 30, 2025

	Face amount[1]	Value
Corporate bonds—(continued)
Netherlands: 0.5%
LYB Finance Co. BV 8.100%, due 03/15/27[2]	150,000	$158,282
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.875%, due 06/18/26	65,000	64,616
		222,898
Qatar: 0.6%
QNB Finance Ltd. 2.750%, due 02/12/27[4]	250,000	243,230
United Kingdom: 2.5%
Barclays PLC 4.836%, due 05/09/28	200,000	200,301
(fixed, converts to FRN on 09/13/33), 6.692%, due 09/13/34[3]	400,000	436,687
HSBC Holdings PLC 6.500%, due 09/15/37	200,000	213,925
Lloyds Banking Group PLC 4.582%, due 12/10/25	200,000	199,802
		1,050,715
United States: 58.5%
AbbVie, Inc. 4.500%, due 05/14/35	100,000	96,615
AEP Texas, Inc. Series E, 6.650%, due 02/15/33	50,000	54,167
Series G, 4.150%, due 05/01/49	50,000	37,681
Allegiant Travel Co. 7.250%, due 08/15/27[2]	300,000	300,087
Allegion U.S. Holding Co., Inc. 5.600%, due 05/29/34	300,000	308,164
Allison Transmission, Inc. 4.750%, due 10/01/27[2,6]	250,000	247,691
Ally Financial, Inc. 5.750%, due 11/20/25	250,000	250,568
ASGN, Inc. 4.625%, due 05/15/28[2]	300,000	292,582
AT&T, Inc. 3.800%, due 12/01/57	58,000	40,583
4.300%, due 02/15/30	300,000	299,024
Avantor Funding, Inc. 4.625%, due 07/15/28[2]	275,000	270,039
Avient Corp. 6.250%, due 11/01/31[2]	200,000	201,870
Bank of America Corp. 6.110%, due 01/29/37	225,000	237,603
Series FF, (fixed, converts to FRN on 03/15/28), 5.875%, due 03/15/28[3,7]	250,000	254,292
Series RR, (fixed, converts to FRN on 01/27/27), 4.375%, due 01/27/27[3,6,7]	200,000	196,245
	Face amount[1]	Value
Corporate bonds—(continued)
United States—(continued)
Blue Owl Technology Finance Corp. 6.750%, due 04/04/29	320,000	$326,347
Blue Racer Midstream LLC/Blue Racer Finance Corp. 7.000%, due 07/15/29[2]	150,000	156,549
Boeing Co. 6.528%, due 05/01/34	550,000	597,591
Broadcom, Inc. 3.137%, due 11/15/35[2]	300,000	253,032
Capital One Financial Corp. 3.750%, due 07/28/26	300,000	297,062
(fixed, converts to FRN on 10/30/30), 7.624%, due 10/30/31[3]	350,000	395,446
Series M, (fixed, converts to FRN on 09/01/26), 3.950%, due 09/01/26[3,7]	125,000	121,962
Carrier Global Corp. 2.722%, due 02/15/30	250,000	232,329
CCO Holdings LLC/CCO Holdings Capital Corp. 5.500%, due 05/01/26[2]	75,000	74,972
Celanese U.S. Holdings LLC Steps to 6.879% on 07/15/25, 6.629%, due 07/15/32[6]	400,000	419,349
Centene Corp. 2.500%, due 03/01/31	525,000	452,018
CF Industries, Inc. 5.150%, due 03/15/34	600,000	597,522
Charter Communications Operating LLC/Charter Communications Operating Capital 4.200%, due 03/15/28	350,000	346,937
Citigroup, Inc. 5.500%, due 09/13/25	300,000	300,361
6.675%, due 09/13/43	50,000	54,543
Series AA, (fixed, converts to FRN on 11/15/28), 7.625%, due 11/15/28[3,7]	180,000	189,431
Series X, (fixed, converts to FRN on 02/18/26), 3.875%, due 02/18/26[3,7]	200,000	197,247
Civitas Resources, Inc. 8.375%, due 07/01/28[2]	150,000	153,587
Comcast Corp. 2.887%, due 11/01/51	64,000	38,949
2.937%, due 11/01/56	67,000	39,339
3.969%, due 11/01/47	38,000	29,299
Concentrix Corp. 6.850%, due 08/02/33[6]	400,000	416,025
ConocoPhillips Co. 3.758%, due 03/15/42	100,000	79,991
Continental Resources, Inc. 4.375%, due 01/15/28	400,000	394,403
Duke Energy Ohio, Inc. 4.300%, due 02/01/49	50,000	40,173

UBS Multi Income Bond Fund

Portfolio of investments

June 30, 2025

	Face amount[1]	Value
Corporate bonds—(continued)
United States—(continued)
Edison International Series A, (fixed, converts to FRN on 03/15/26), 5.375%, due 03/09/26[3,7]	125,000	$117,690
Energizer Holdings, Inc. 4.375%, due 03/31/29[2]	300,000	283,744
Energy Transfer LP 5.400%, due 10/01/47	200,000	178,104
EQT Corp. 3.900%, due 10/01/27	277,000	273,328
Exelon Corp. 4.450%, due 04/15/46	150,000	124,042
Expedia Group, Inc. 3.800%, due 02/15/28	250,000	246,300
Extra Space Storage LP 5.400%, due 02/01/34	700,000	710,955
FedEx Corp. 4.550%, due 04/01/46[2]	100,000	80,591
Fifth Third Bank NA 3.950%, due 07/28/25	200,000	199,897
Fortress Transportation & Infrastructure Investors LLC 5.500%, due 05/01/28[2]	325,000	323,251
GE Capital International Funding Co. Unlimited Co. 3.373%, due 11/15/25	200,000	198,949
General Motors Co. 6.600%, due 04/01/36	400,000	423,642
Global Payments, Inc. 5.400%, due 08/15/32[6]	600,000	612,444
Goldman Sachs Group, Inc. 5.150%, due 05/22/45	130,000	116,781
Series Q, (fixed, converts to FRN on 08/10/29), 7.379%, due 08/10/25[3,6,7]	140,000	140,514
Series V, (fixed, converts to FRN on 11/10/26), 4.125%, due 11/10/26[3,7]	250,000	245,396
HCA, Inc. 5.250%, due 06/15/26	200,000	200,278
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 6.250%, due 05/15/26	370,000	367,371
Jane Street Group/JSG Finance, Inc. 7.125%, due 04/30/31[2]	100,000	105,216
JetBlue Airways Corp./JetBlue Loyalty LP 9.875%, due 09/20/31[2]	200,000	194,576
Jones Lang LaSalle, Inc. 6.875%, due 12/01/28	250,000	268,268
	Face amount[1]	Value
Corporate bonds—(continued)
United States—(continued)
JPMorgan Chase & Co. (fixed, converts to FRN on 01/23/28), 3.509%, due 01/23/29[3]	150,000	$146,931
(fixed, converts to FRN on 06/01/29), 6.875%, due 06/01/29[3,7]	250,000	263,880
Series KK, (fixed, converts to FRN on 06/01/26), 3.650%, due 06/01/26[3,7]	200,000	196,753
KB Home 7.250%, due 07/15/30	200,000	206,926
KeyCorp 4.150%, due 10/29/25	75,000	74,826
Kinder Morgan, Inc. 4.300%, due 03/01/28	150,000	150,123
5.550%, due 06/01/45	400,000	377,320
Kroger Co. 6.900%, due 04/15/38	250,000	280,001
Kyndryl Holdings, Inc. 6.350%, due 02/20/34[6]	550,000	587,585
Liberty Mutual Group, Inc. 4.569%, due 02/01/29[2]	155,000	155,100
LYB International Finance BV 4.875%, due 03/15/44	50,000	42,246
Marathon Petroleum Corp. 4.750%, due 09/15/44	170,000	141,396
Masco Corp. 1.500%, due 02/15/28	400,000	371,383
Meritage Homes Corp. 3.875%, due 04/15/29[2]	250,000	240,883
MetLife, Inc. 6.400%, due 12/15/36	260,000	272,264
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. 6.500%, due 06/20/27[2]	220,000	220,289
Morgan Stanley 4.300%, due 01/27/45	250,000	213,090
4.350%, due 09/08/26	140,000	139,749
Nabors Industries, Inc. 7.375%, due 05/15/27[2]	250,000	246,874
Navient Corp. 6.750%, due 06/15/26	450,000	455,414
NCR Voyix Corp. 5.000%, due 10/01/28[2,6]	150,000	148,480
Occidental Petroleum Corp. 6.450%, due 09/15/36	100,000	102,312
Olin Corp. 5.000%, due 02/01/30[6]	400,000	386,015
Olympus Water U.S. Holding Corp. 9.750%, due 11/15/28[2]	200,000	210,606
OneMain Finance Corp. 3.500%, due 01/15/27	200,000	195,802
6.750%, due 03/15/32	200,000	203,762

UBS Multi Income Bond Fund

Portfolio of investments

June 30, 2025

	Face amount[1]	Value
Corporate bonds—(concluded)
United States—(concluded)
Oracle Corp. 2.300%, due 03/25/28	100,000	$94,912
4.000%, due 11/15/47	475,000	363,563
Regal Rexnord Corp. 6.300%, due 02/15/30	600,000	628,515
Reworld Holding Corp. 4.875%, due 12/01/29[2]	150,000	142,702
Rocket Cos., Inc. 6.125%, due 08/01/30[2]	250,000	254,757
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc. 2.875%, due 10/15/26[2]	300,000	292,581
Sabine Pass Liquefaction LLC 5.000%, due 03/15/27	100,000	100,600
Sabre GLBL, Inc. 8.625%, due 06/01/27[2]	119,000	121,826
10.750%, due 11/15/29[2,6]	31,000	31,854
Science Applications International Corp. 4.875%, due 04/01/28[2]	150,000	147,674
Sempra (fixed, converts to FRN on 10/15/25), 4.875%, due 10/15/25[3,7]	125,000	124,485
Sirius XM Radio LLC 3.125%, due 09/01/26[2]	250,000	245,284
Smyrna Ready Mix Concrete LLC 6.000%, due 11/01/28[2]	200,000	199,512
Solventum Corp. 5.600%, due 03/23/34	200,000	205,829
T-Mobile USA, Inc. 5.150%, due 04/15/34	575,000	582,334
United Rentals North America, Inc. 4.875%, due 01/15/28	100,000	99,601
VICI Properties LP/VICI Note Co., Inc. 4.250%, due 12/01/26[2]	200,000	198,781
Wells Fargo & Co. Series BB, (fixed, converts to FRN on 03/15/26), 3.900%, due 03/15/26[3,7]	250,000	247,438
		24,815,270
Total corporate bonds (cost $28,596,752)		28,421,501
Mortgage-backed securities: 4.3%
United States: 4.3%
Arbor Multifamily Mortgage Securities Trust, Series 2021-MF3, Class B, 2.511%, due 10/15/54[2]	150,000	128,635
BBCMS Trust, Series 2015-SRCH, Class B, 4.498%, due 08/10/35[2]	135,000	129,919
	Face amount[1]		Value
Mortgage-backed securities—(concluded)
United States—(concluded)
BX Mortgage Trust, Series 2021-PAC, Class D, 1 mo. USD Term SOFR + 1.413%, 5.725%, due 10/15/36[2,3]		175,000	$173,906
BX Trust Series 2021-LGCY, Class D, 1 mo. USD Term SOFR + 1.416%, 5.729%, due 10/15/36[2,3]		400,000	398,750
Series 2025-ROIC, Class C, 1 mo. USD Term SOFR + 1.543%, 5.855%, due 03/15/30[2,3]		125,000	123,906
Extended Stay America Trust, Series 2021-ESH, Class D, 1 mo. USD Term SOFR + 2.364%, 6.677%, due 07/15/38[2,3]		300,205	300,580
FREMF Mortgage Trust, Series 2017-K64, Class B, 4.137%, due 05/25/50[2,3]		50,000	49,366
INTOWN Mortgage Trust, Series 2025-STAY, Class B, 1 mo. USD Term SOFR + 1.750%, 6.062%, due 03/15/42[2,3]		500,000	497,812
Total mortgage-backed securities (cost $1,840,643)			1,802,874
Municipal bonds: 0.5%
California: 0.5%
State of California, GO Bonds, 5.100%, due 09/01/35 (cost $198,669)		200,000	203,005
Non-U.S. government agency obligations: 9.0%
Argentina: 0.2%
Argentina Republic Government International Bonds, Multiple Steps Up Thereafter (4.750% - 5.000%), 4.125%, due 07/09/35		150,000	100,650
Brazil: 4.1%
Brazil Notas do Tesouro Nacional 10.000%, due 01/01/35	BRL	11,410,000	1,731,603
Chile: 0.5%
Chile Government International Bonds 2.450%, due 01/31/31		230,000	205,390
Hungary: 0.5%
Hungary Government International Bonds 7.625%, due 03/29/41		200,000	224,836
Indonesia: 0.3%
Indonesia Government International Bonds 6.625%, due 02/17/37[2]		100,000	111,538

UBS Multi Income Bond Fund

Portfolio of investments

June 30, 2025

	Face amount[1]		Value
Non-U.S. government agency obligations—(concluded)
Japan: 0.6%
Japan Government Forty Year Bonds 0.800%, due 03/20/58	JPY	67,550,000	$265,641
Mexico: 0.5%
Mexico Government International Bonds 4.750%, due 03/08/44		150,000	118,237
6.750%, due 09/27/34		100,000	106,150
			224,387
Panama: 0.2%
Panama Government International Bonds 3.870%, due 07/23/60		50,000	28,500
9.375%, due 04/01/29		50,000	56,325
			84,825
Paraguay: 0.5%
Paraguay Government International Bonds 6.000%, due 02/09/36[4]		200,000	203,600
Peru: 0.5%
Peru Government International Bonds 2.783%, due 01/23/31		250,000	224,419
Poland: 0.3%
Republic of Poland Government International Bonds 5.750%, due 11/16/32		100,000	105,306
Romania: 0.3%
Romania Government International Bonds 6.375%, due 01/30/34[4]		150,000	146,850
Supranationals: 0.5%
Africa Finance Corp. 4.375%, due 04/17/26[4]		200,000	198,074
Total non-U.S. government agency obligations (cost $3,767,650)			3,827,119
	Face amount[1]	Value
U.S. Treasury obligations: 0.3%
United States: 0.3%
U.S. Treasury Notes, 4.625%, due 02/15/35 (cost $126,419)	125,000	$128,965
	Number of shares
Short-term investments: 1.3%
Investment companies: 1.3%
State Street Institutional U.S. Government Money Market Fund, 4.268%[8] (cost $551,254)	551,254	551,254
Investment of cash collateral from securities loaned: 6.0%
Money market funds: 6.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 4.308%[8] (cost $2,546,323)	2,546,323	2,546,323
Total investments: 101.5% (cost $43,195,100)		43,048,102
Liabilities in excess of other assets: (1.5%)		(612,935)
Net assets: 100.0%		$42,435,167

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
U.S. Treasury futures buy contracts:
28	USD	U.S. Long Bond Futures	September 2025	$3,128,658	$3,233,125	$104,467
88	USD	U.S. Treasury Note 10 Year Futures	September 2025	9,688,716	9,867,000	178,284
11	USD	U.S. Treasury Note 2 Year Futures	September 2025	2,278,563	2,288,258	9,695
69	USD	U.S. Treasury Note 5 Year Futures	September 2025	7,471,082	7,521,000	49,918
66	USD	Ultra U.S. Treasury Note 10 Year Futures	September 2025	7,417,923	7,541,531	123,608
Total				$29,984,942	$30,450,914	$465,972

UBS Multi Income Bond Fund

Portfolio of investments

June 30, 2025

Futures contracts—(concluded)

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Interest rate futures sell contracts:
19	CAD	Canadian Bond 10 Year Futures	September 2025	$(1,691,960)	$(1,702,222)	$(10,262)
5	EUR	Euro Bund 10 Year Futures	September 2025	(768,187)	(766,551)	1,636
1	JPY	Japan Government Bond 10 Year Futures	September 2025	(962,186)	(965,383)	(3,197)
Total				$(3,422,333)	$(3,434,156)	$(11,823)
Net unrealized appreciation (depreciation)						$454,149

Centrally cleared interest rate swap agreements

Notional amount (000)		Maturity date	Payment frequency	Payments made by the portfolio[9]	Payments received by the portfolio[9]	Value	Unrealized appreciation (depreciation)
USD	1,100	04/17/35	Annual	3.820%	1 day USD SOFR	$(11,835)	$(11,835)
USD	900	04/21/35	Annual	3.815	1 day USD SOFR	(9,303)	(9,303)
USD	900	04/23/35	Annual	3.842	1 day USD SOFR	(11,386)	(11,386)
USD	850	06/04/35	Annual	3.907	1 day USD SOFR	(15,676)	(15,676)
USD	700	06/09/35	Annual	3.842	1 day USD SOFR	(8,816)	(8,816)
USD	650	04/25/45	Annual	4.035	1 day USD SOFR	(5,946)	(5,946)
USD	600	04/28/45	Annual	4.028	1 day USD SOFR	(4,912)	(4,912)
USD	700	05/14/45	Annual	4.132	1 day USD SOFR	(16,040)	(16,040)
USD	450	06/16/45	Annual	4.086	1 day USD SOFR	(7,274)	(7,274)
	Total					$(91,188)	$(91,188)

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BB	CAD	50,000	USD	36,710	07/16/25	$(33)
BB	USD	27,158	GBP	20,000	07/16/25	297
BB	USD	845,961	JPY	122,000,000	07/16/25	2,554
BOA	USD	12,095	NZD	20,000	07/16/25	101
CITI	EUR	110,000	USD	127,693	07/16/25	(2,001)
CITI	JPY	38,100,000	USD	265,951	07/16/25	964
MSCI	USD	818,069	EUR	705,000	07/16/25	13,153
Net unrealized appreciation (depreciation)						$15,035

UBS Multi Income Bond Fund

Portfolio of investments

June 30, 2025

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2025 in valuing the Fund's investments. In the event a fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Asset-backed securities	$—	$5,567,061	$—	$5,567,061
Corporate bonds	—	28,421,501	—	28,421,501
Mortgage-backed securities	—	1,802,874	—	1,802,874
Municipal bonds	—	203,005	—	203,005
Non-U.S. government agency obligations	—	3,827,119	—	3,827,119
U.S. Treasury obligations	—	128,965	—	128,965
Short-term investments	551,254	—	—	551,254
Investment of cash collateral from securities loaned	2,546,323	—	—	2,546,323
Futures contracts	467,608	—	—	467,608
Forward foreign currency contracts	—	17,069	—	17,069
Total	$3,565,185	$39,967,594	$—	$43,532,779
Liabilities
Futures contracts	$(13,459)	$—	$—	$(13,459)
Swap agreements	—	(91,188)	—	(91,188)
Forward foreign currency contracts	—	(2,034)	—	(2,034)
Total	$(13,459)	$(93,222)	$—	$(106,681)

At June 30, 2025, there were no transfers in or out of Level 3.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05)%.

1  In U.S. dollars unless otherwise indicated.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registrations, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $12,470,589, represented 29.4% of the Fund's net assets at period end.

3  Floating or variable rate securities. The rates disclosed are as of June 30, 2025. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

4  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

5  Bond interest in default.

6  Security, or portion thereof, was on loan at the period end.

7  Perpetual investment. Date shown reflects the next call date.

8  Rate shown reflects yield at June 30, 2025.

9  Payments made or received are based on the notional amount.

See accompanying notes to financial statements.

The UBS Funds

Glossary of terms used in the Portfolio of investments
June 30, 2025 (unaudited)

Portfolio acronyms:

ABS  Asset-backed Security

ADR  American Depositary Receipt

AGM  Assured Guaranty Municipal

AID  Anticipation Certificates of Indebtedness

AMBAC  American Municipal Bond Assurance Corporation

AMT  Alternative Minimum Tax

ARM  Adjustable Rate Mortgage

BAM  Build Americal Mutual

BBSW  Bank Bill Swap Rate

BOBL  Bundesobligationen

CDO  Collateralized Debt Obligation

CJSC  Closed Joint Stock Company

CLO  Collateralized Loan Obligation

CMT  Constant Maturity Treasury Index

COFI  Cost of Funds Index

COP  Certificate of Participation

CPI  Consumer Price Index

DAC  Designated Activity Company

DIP  Debtor-in-possession

ETF  Exchange Traded Fund

EURIBOR  Euro Interbank Offered Rate

FHA  Federal Housing Administration

FHLB  Federal Home Loan Bank

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

FRN  Floating Rate Note

GDR  Global Depositary Receipt

GMAC  General Motors Acceptance Corporation

GNMA  Government National Mortgage Association

GO  General Obligation

GSAMP  Goldman Sachs Asset Mortgage Passthrough

GTD  Guaranteed

IO  Interest Only

JSC  Joint Stock Company

LIBOR  London Interbank Offered Rate

MGIC  Mortgage Guaranty Insurance Corporation

MTA  Monthly Treasury Average Index

NVDR  Non-Voting Depository Receipt

OAT  Obligation Assimilables du Trésor (French Government Bonds)

OBFR  Overnight Bank Funding Rate

OTC  Over The Counter

PJSC  Private Joint Stock Company

PO  Principal Only

PSF  Permanent School Fund

RASC  Retirement Administration Service Center

RBA IOCR  RBA Interbank Overnight Cash Rate

REIT  Real Estate Investment Trust

REMIC  Real Estate Mortgage Investment Conduit

RPI  Retail Price Index

SBA  Small Business Administration

SCH BD GTY  School Bond Guaranty

SIFMA  Municipal Swap Index Yield

SOFR  Secured Overnight Financing Rate

SONIA  Sterling Overnight Index Average

SPDR  Standard and Poor's Depository Receipts

ST APPROP  State Appropriation

STRIP  Separate Trading of Registered Interest and Principal of Securities

TBA  To-Be-Announced Security

TIPS  Treasury inflation protected securities

UMBS  Uniform Mortgage-Backed Securities

VRD  Variable rate demand notes are payable on demand. The interest rates shown are the current rates as of period end and reset periodically.

Currency type abbreviations:

ARS  Argentine Peso

AUD  Australian Dollar

BRL   Brazilian Real

CAD  Canadian Dollar

CHF   Swiss Franc

CLP  Chilean Peso

CNH  Chinese Yuan Renminbi Offshore

CNY   Chinese Yuan Renminbi

COP  Colombian Peso

CZK  Czech Koruna

DKK  Danish Krone

EUR  Euro

GBP  British Pound

HKD  Hong Kong Dollar

HUF  Hungarian Forint

IDR  Indonesian Rupiah

ILS  Israeli Shekel

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

NZD  New Zealand Dollar

PEN  Peruvian Sol

PHP  Philippine Peso

PLN  Polish Zloty

RON  Romanian Leu

RUB  Russian Ruble

SEK  Swedish Krona

SGD  Singapore Dollar

THB  Thai Baht

TRY  Turkish Lira

TWD   Taiwan Dollar

USD   United States Dollar

ZAR   South African Rand

Counterparty acronyms:

ANZ  Australia and New Zealand Banking Group

BB  Barclays Bank PLC

BNP  BNP Paribas

BOA  Bank of America

CIBC  Canadian Imperial Bank of Commerce

CITI  Citibank NA

CSI  Credit Suisse International

DB  Deutsche Bank AG

GS  Goldman Sachs

GSI  Goldman Sachs International

HSBC  HSBC Bank PLC

JPMCB  JPMorgan Chase Bank

MSCI  Morgan Stanley & Co. International PLC

NAT  National Westminster

RBC  Royal Bank of Canada

RBS  Royal Bank of Scotland PLC

SCB  Standard Chartered Bank

SG  Societe Generale

SSB  State Street Bank and Trust Co.

TD  Toronto-Dominion Bank

WBC  Westpac Banking Corp.

See accompanying notes to financial statements.

The UBS Funds

Financial statements
Statement of assets and liabilities—June 30, 2025

	UBS Global Allocation Fund	UBS Emerging Markets Equity Opportunity Fund	UBS Engage For Impact Fund
Assets:
Investments, at cost
Unaffiliated issuers	$101,951,062	$378,708,098	$45,468,090
Affiliated issuers	32,022,764	—	—
Foreign currency	988,871	7,656,381	89,838
Investments, at value
Unaffiliated issuers[1]	$110,760,638	404,711,287	55,387,715
Affiliated issuers	34,673,656	—	—
Foreign currency	1,007,404	7,714,090	89,661
Cash	27,595	—	—
Cash collateral on futures	4,560,068	—	—
Cash collateral on swap agreements	143,992	—	—
Receivable for investments sold	—	7,471,907	550,590
Receivable for fund shares sold	43	409,847	—
Receivable for interest and dividends	331,933	1,737,623	45,495
Receivable for foreign tax reclaims	108,391	11,897	69,563
Receivable from affiliate	—	—	110,227
Receivable for variation margin on futures contracts	1,201,855	—	—
Receivable for variation margin on swap agreements	6,426	—	—
Unrealized appreciation on forward foreign currency contracts	738,761	—	—
Other assets	28,599	40,488	14,938
Total assets	153,589,361	422,097,139	56,268,189
Liabilities:
Payable for cash collateral from securities loaned	4,136,284	—	2,530,238
Payable for investments purchased	2,263,813	9,623,724	1,322,427
Payable for fund shares redeemed	85,950	94,503	112,329
Payable to affiliate	61,552	132,719	—
Payable to Trustees	14,463	27,794	10,017
Payable to custodian	26,649	195,095	5,702
Payable for foreign withholding taxes and foreign capital gains taxes	222	2,957,525	3,539
Unrealized depreciation on forward foreign currency contracts	343,533	—	—
Accrued expenses and other liabilities	277,689	363,019	171,522
Total liabilities	7,210,155	13,394,379	4,155,774
Net assets	$146,379,206	$408,702,760	$52,112,415

1  Includes $4,885,678; $0 and $2,693,088, respectively of investments in securities on loan, at value, plus accrued interest and dividends, if any.

See accompanying notes to financial statements.

The UBS Funds

Financial statements
Statement of assets and liabilities—June 30, 2025 (continued)

	UBS Global Allocation Fund	UBS Emerging Markets Equity Opportunity Fund	UBS Engage For Impact Fund
Net assets consist of:
Beneficial interest	$132,233,175	$533,745,652	$39,546,017
Distributable earnings (accumulated losses)	14,146,031	(125,042,892)	12,566,398
Net assets	$146,379,206	$408,702,760	$52,112,415
Class A
Net assets	$111,675,913	$—	$—
Shares outstanding	9,225,324	—	—
Net asset value and redemption proceeds per share	$12.11	$—	$—
Maximum offering price per share (NAV per share plus maximum sales charge)	$12.81	$—	$—
Class P
Net assets	$34,703,293	$54,419,748	$5,049,677
Shares outstanding	2,764,314	6,224,414	350,721
Net asset value, offering price and redemption value per share	$12.55	$8.74	$14.40
Class P2
Net assets	$—	$354,283,012	$47,062,738
Shares outstanding	—	40,215,916	3,244,917
Net asset value and offering price per share[2]	$—	$8.81	$14.50

2  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

See accompanying notes to financial statements.

The UBS Funds

Financial statements
Statement of assets and liabilities—June 30, 2025 (continued)

	UBS International Sustainable Equity Fund	UBS US Dividend Ruler Fund	UBS US Quality Growth At Reasonable Price Fund
Assets:
Investments, at cost
Unaffiliated issuers	$140,908,057	$208,992,380	$240,983,592
Foreign currency	380,460	—	—
Investments, at value
Unaffiliated issuers[1]	$167,034,881	267,099,592	336,259,416
Foreign currency	383,711	—	—
Receivable for investments sold	3,905,084	—	—
Receivable for fund shares sold	85,000	161,980	400,538
Receivable for interest and dividends	116,108	155,608	80,840
Receivable for foreign tax reclaims	829,807	—	—
Other assets	34,229	36,447	36,894
Total assets	172,388,820	267,453,627	336,777,688
Liabilities:
Payable for cash collateral from securities loaned	12,025,692	—	—
Payable for fund shares redeemed	200,250	169,319	314,760
Payable to affiliate	74,593	48,262	115,008
Payable to Trustees	14,569	16,466	20,303
Payable to custodian	18,988	3,563	3,291
Payable for foreign withholding taxes and foreign capital gains taxes	10,088	7,943	—
Accrued expenses and other liabilities	195,704	206,334	225,306
Total liabilities	12,539,884	451,887	678,668
Net assets	$159,848,936	$267,001,740	$336,099,020
1  Includes $15,593,859; $0 and $0, respectively of investments in securities on loan, at value, plus accrued interest and dividends, if any.

See accompanying notes to financial statements.

The UBS Funds

Financial statements
Statement of assets and liabilities—June 30, 2025 (continued)

	UBS International Sustainable Equity Fund	UBS US Dividend Ruler Fund	UBS US Quality Growth At Reasonable Price Fund
Net assets consist of:
Beneficial interest	$144,950,672	$198,167,888	$230,175,882
Distributable earnings (accumulated losses)	14,898,264	68,833,852	105,923,138
Net assets	$159,848,936	$267,001,740	$336,099,020
Class A
Net assets	$3,884,243	$—	$—
Shares outstanding	331,804	—	—
Net asset value and redemption proceeds per share	$11.71	$—	$—
Maximum offering price per share (NAV per share plus maximum sales charge)	$12.39	$—	$—
Class P
Net assets	$110,021,329	$223,434,370	$336,099,020
Shares outstanding	9,387,993	12,964,114	18,102,854
Net asset value, offering price and redemption value per share	$11.72	$17.23	$18.57
Class P2
Net assets	$45,943,364	$43,567,370	$—
Shares outstanding	3,892,798	2,520,654	—
Net asset value and offering price per share[2]	$11.80	$17.28	$—

2  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

See accompanying notes to financial statements.

The UBS Funds

Financial statements
Statement of assets and liabilities—June 30, 2025 (continued)

	UBS U.S. Small Cap Growth Fund	UBS Sustainable Development Bank Bond Fund	UBS Multi Income Bond Fund
Assets:
Investments, at cost
Unaffiliated issuers	$87,775,605	$77,441,645	$43,195,100
Foreign currency	—	—	62,540
Investments, at value
Unaffiliated issuers[1]	$101,895,735	76,649,427	43,048,102
Foreign currency	—	—	67,229
Cash collateral on futures	—	—	595,482
Cash collateral on swap agreements	—	—	411,294
Receivable for investments sold	—	887,468	491,844
Receivable for fund shares sold	1,067	54,710	169,209
Receivable for interest and dividends	49,820	806,180	588,280
Receivable from affiliate	—	120,526	123,689
Receivable for variation margin on futures contracts	—	—	174,725
Receivable for variation margin on swap agreements	—	—	7,433
Unrealized appreciation on forward foreign currency contracts	—	—	17,069
Other assets	18,210	14,031	21,221
Total assets	101,964,832	78,532,342	45,715,577
Liabilities:
Payable for cash collateral from securities loaned	1,625,816	—	2,546,323
Payable for investments purchased	—	1,465,829	532,603
Payable for fund shares redeemed	743,138	1,315	34
Payable to affiliate	37,554	—	—
Payable to Trustees	13,583	11,218	8,643
Payable to custodian	3,924	2,817	19,348
Unrealized depreciation on forward foreign currency contracts	—	—	2,034
Accrued expenses and other liabilities	171,206	158,520	171,425
Total liabilities	2,595,221	1,639,699	3,280,410
Net assets	$99,369,611	$76,892,643	$42,435,167

1  Includes $2,807,516; $0 and $2,505,638, respectively of investments in securities on loan, at value, plus accrued interest and dividends, if any.

See accompanying notes to financial statements.

The UBS Funds

Financial statements
Statement of assets and liabilities—June 30, 2025 (concluded)

	UBS U.S. Small Cap Growth Fund	UBS Sustainable Development Bank Bond Fund	UBS Multi Income Bond Fund
Net assets consist of:
Beneficial interest	$93,160,383	$85,346,904	$48,265,572
Distributable earnings (accumulated losses)	6,209,228	(8,454,261)	(5,830,405)
Net assets	$99,369,611	$76,892,643	$42,435,167
Class A
Net assets	$9,582,453	$—	$292,915
Shares outstanding	587,607	—	21,818
Net asset value and redemption proceeds per share	$16.31	$—	$13.43
Maximum offering price per share (NAV per share plus maximum sales charge)	$17.26	$—	$13.95
Class P
Net assets	$89,787,158	$12,143,089	$18,114,806
Shares outstanding	4,525,811	1,262,253	1,348,700
Net asset value, offering price and redemption value per share	$19.84	$9.62	$13.43
Class P2
Net assets	$—	$64,749,554	$24,027,446
Shares outstanding	—	6,743,330	1,770,802
Net asset value and offering price per share[2]	$—	$9.60	$13.57

2  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

See accompanying notes to financial statements.

The UBS Funds

Statement of operations
For the year ended June 30, 2025

	UBS Global Allocation Fund	UBS Emerging Markets Equity Opportunity Fund	UBS Engage For Impact Fund
Investment income:
Unaffiliated dividends	$1,481,157	$12,648,201	$759,830
Affiliated dividends	981,740	—	—
Interest	2,232,672	139,369	33,932
Securities lending	44,694	5,561	3,801
Foreign tax withheld	(41,040)	(1,236,036)	(41,542)
Total income	4,699,223	11,557,095	756,021
Expenses:
Investment advisory and administration fees	1,297,709	3,896,958	421,797
Service fees—Class A	282,503	—	—
Transfer agency and related services fees—Class A	74,858	—	—
Transfer agency and related services fees—Class P	12,271	8,942	968
Transfer agency and related services fees—Class P2	—	47,520	20,036
Custody and fund accounting fees	72,097	456,268	18,646
Trustees fees	59,426	106,895	41,718
Professional services fees	247,236	209,187	210,069
Printing and shareholder report fees	95,054	62,955	26,587
Federal and state registration fees	46,430	50,083	48,575
Insurance expense	11,732	34,260	3,942
Interest expense	84	63,589	—
Proxy expense	69,034	27,284	—
Other expenses	102,694	237,290	65,818
Total expenses	2,371,128	5,201,231	858,156
Fee waivers and/or expense reimbursements by Advisor*	(610,566)	(3,315,580)	(699,431)
Net expenses	1,760,562	1,885,651	158,725
Net investment income (loss)	2,938,661	9,671,444	597,296
Net realized and unrealized gains (loss)
Net realized gain (loss) on:
Investments unaffiliated issuers (including foreign capital gain tax expense of $0; $280,747, and $0, respectively)	5,214,587	(23,069,113)	4,231,374
Investments in affiliated issuers	(677,143)	—	—
Received as distribution from affiliated issuers	1,281,021	—	—
Options and swaptions written	(242,415)	—	—
Futures contracts	(449,736)	—	—
Swap agreements	(326,498)	—	—
Forward foreign currency contracts	(916,239)	—	—
Foreign currency transactions	(87,395)	(308,266)	(453)
Net realized gain (loss)	3,796,182	(23,377,379)	4,230,921
Change in net unrealized appreciation (depreciation) on:
Investments unaffiliated issuers (net of change in deferred foreign capital gain taxes of $0; $(1,329,147) and $0 , respectively)	2,279,945	65,512,925	4,749,684
Investments in affiliated issuers	4,110,347	—	—
Futures contracts	1,043,130	—	—
Swap agreements	(237,958)	—	—
Forward foreign currency contracts	1,270,405	—	—
Translation of other assets and liabilities denominated in foreign currency	114,003	172,032	6,448
Net change in unrealized appreciation (depreciation)	8,579,872	65,684,957	4,756,132
Net realized and unrealized gain (loss)	12,376,054	42,307,578	8,987,053
Net increase (decrease) in net assets resulting from operations	$15,314,715	$51,979,022	$9,584,349

*  Refer to note Investment advisory fees and other transactions with affiliates for additional details.

See accompanying notes to financial statements.

The UBS Funds

Statement of operations
For the year ended June 30, 2025 (continued)

	UBS International Sustainable Equity Fund	UBS US Dividend Ruler Fund	UBS US Quality Growth At Reasonable Price Fund
Investment income:
Unaffiliated dividends	$4,671,354	$4,279,910	$1,925,091
Interest	76,992	191,890	235,976
Securities lending	28,631	8	230
Foreign tax withheld	(426,899)	(28,682)	(5,504)
Total income	4,350,078	4,443,126	2,155,793
Expenses:
Investment advisory and administration fees	1,372,150	1,326,261	1,771,080
Service fees—Class A	11,211	—	—
Transfer agency and related services fees—Class A	3,097	—	—
Transfer agency and related services fees—Class P	31,772	82,597	123,005
Transfer agency and related services fees—Class P2	21,663	7,257	—
Custody and fund accounting fees	64,979	36,579	45,108
Trustees fees	60,377	73,049	88,145
Professional services fees	212,108	195,950	196,234
Printing and shareholder report fees	47,815	58,362	64,401
Federal and state registration fees	57,473	55,032	50,717
Insurance expense	11,855	14,448	18,974
Interest expense	124	—	—
Proxy expense	14,600	51,112	73,084
Other expenses	75,884	51,798	52,646
Total expenses	1,985,108	1,952,445	2,483,394
Fee waivers and/or expense reimbursements by Advisor*	(727,865)	(850,225)	(870,240)
Net expenses	1,257,243	1,102,220	1,613,154
Net investment income (loss)	3,092,835	3,340,906	542,639
Net realized and unrealized gains (loss)
Net realized gain (loss) on:
Investments unaffiliated issuers	8,668,765	14,156,957	21,183,032
Foreign currency transactions	31,644	—	—
Net realized gain (loss)	8,700,409	14,156,957	21,183,032
Change in net unrealized appreciation (depreciation) on:
Investments unaffiliated issuers	16,391,969	24,753,741	23,641,380
Translation of other assets and liabilities denominated in foreign currency	91,980	—	—
Net change in unrealized appreciation (depreciation)	16,483,949	24,753,741	23,641,380
Net realized and unrealized gain (loss)	25,184,358	38,910,698	44,824,412
Net increase (decrease) in net assets resulting from operations	$28,277,193	$42,251,604	$45,367,051

*  Refer to note Investment advisory fees and other transactions with affiliates for additional details.

See accompanying notes to financial statements.

The UBS Funds

Statement of operations
For the year ended June 30, 2025 (concluded)

	UBS U.S. Small Cap Growth Fund	UBS Sustainable Development Bank Bond Fund	UBS Multi Income Bond Fund
Investment income:
Unaffiliated dividends	$570,035	$—	$—
Interest	136,347	2,371,729	1,727,059
Securities lending	7,519	645	9,771
Total income	713,901	2,372,374	1,736,830
Expenses:
Investment advisory and administration fees	1,128,324	156,898	162,166
Service fees—Class A	29,577	—	780
Transfer agency and related services fees—Class A	15,047	—	136
Transfer agency and related services fees—Class P	110,866	2,966	16,646
Transfer agency and related services fees—Class P2	—	21,442	294
Custody and fund accounting fees	21,299	13,747	40,475
Trustees fees	54,905	45,074	37,307
Professional services fees	192,631	196,002	211,089
Printing and shareholder report fees	42,961	28,432	29,562
Federal and state registration fees	47,093	49,562	56,526
Insurance expense	9,007	7,046	14,264
Interest expense	750	—	—
Other expenses	51,937	61,687	52,271
Total expenses	1,704,397	582,856	621,516
Fee waivers and/or expense reimbursements by Advisor*	(466,459)	(465,187)	(476,468)
Net expenses	1,237,938	117,669	145,048
Net investment income (loss)	(524,037)	2,254,705	1,591,782
Net realized and unrealized gains (loss)
Net realized gain (loss) on:
Investments unaffiliated issuers	2,229,266	(2,375,807)	(464,937)
Options and swaptions written	—	—	(138,391)
Futures contracts	—	—	(223,575)
Swap agreements	—	—	(142,093)
Forward foreign currency contracts	—	—	(39,808)
Foreign currency transactions	—	—	(22,954)
Net realized gain (loss)	2,229,266	(2,375,807)	(1,031,758)
Change in net unrealized appreciation (depreciation) on:
Investments unaffiliated issuers	(8,649,727)	4,730,114	849,144
Options and swaptions written	—	—	(1,955)
Futures contracts	—	—	420,189
Swap agreements	—	—	(111,111)
Forward foreign currency contracts	—	—	25,316
Translation of other assets and liabilities denominated in foreign currency	—	—	13,907
Net change in unrealized appreciation (depreciation)	(8,649,727)	4,730,114	1,195,490
Net realized and unrealized gain (loss)	(6,420,461)	2,354,307	163,732
Net increase (decrease) in net assets resulting from operations	$(6,944,498)	$4,609,012	$1,755,514

*  Refer to note Investment advisory fees and other transactions with affiliates for additional details.

See accompanying notes to financial statements.

The UBS Funds

Statement of changes in net assets

	UBS Global Allocation Fund		UBS Emerging Markets Equity Opportunity Fund
	For the years ended June 30,		For the years ended June 30,
	2025	2024	2025	2024
From operations:
Net investment income (loss)	$2,938,661	$3,501,744	$9,671,444	$10,084,258
Net realized gain (loss)	3,796,182	7,894,967	(23,377,379)	(3,725,125)
Net change in unrealized appreciation (depreciation)	8,579,872	2,523,553	65,684,957	43,006,461
Net increase (decrease) in net assets resulting from operations	15,314,715	13,920,264	51,979,022	49,365,594
Total distributions—Class A	(2,030,909)	(2,672,032)	—	—
Total distributions—Class P	(699,989)	(845,783)	(2,749,948)	(2,251,387)
Total distributions—Class P2	—	—	(10,254,966)	(11,476,025)
Total distributions	(2,730,898)	(3,517,815)	(13,004,914)	(13,727,412)
From beneficial interest transactions:
Proceeds from shares sold	847,719	2,050,683	107,167,442	100,613,797
Cost of shares redeemed	(23,013,699)	(34,027,891)	(206,913,976)	(138,838,362)
Shares issued on reinvestment of dividends and distributions	2,489,026	3,211,534	10,267,055	11,718,783
Net increase (decrease) in net assets from beneficial interest transactions	(19,676,954)	(28,765,674)	(89,479,479)	(26,505,782)
Net increase (decrease) in net assets	(7,093,137)	(18,363,225)	(50,505,371)	9,132,400
Net assets:
Beginning of year	153,472,343	171,835,568	459,208,131	450,075,731
End of year	$146,379,206	$153,472,343	$408,702,760	$459,208,131

See accompanying notes to financial statements.

The UBS Funds

Statement of changes in net assets (continued)

	UBS Engage For Impact Fund		UBS International Sustainable Equity Fund
	For the years ended June 30,		For the years ended June 30,
	2025	2024	2025	2024
From operations:
Net investment income (loss)	$597,296	$701,424	$3,092,835	$2,280,305
Net realized gain (loss)	4,230,921	1,846,962	8,700,409	(5,385,878)
Net change in unrealized appreciation (depreciation)	4,756,132	4,388,530	16,483,949	15,931,520
Net increase (decrease) in net assets resulting from operations	9,584,349	6,936,916	28,277,193	12,825,947
Total distributions—Class A	—	—	(52,743)	(26,614)
Total distributions—Class P	(250,144)	(36,021)	(1,682,894)	(893,638)
Total distributions—Class P2	(2,094,035)	(728,463)	(661,064)	(757,657)
Total distributions	(2,344,179)	(764,484)	(2,396,701)	(1,677,909)
From beneficial interest transactions:
Proceeds from shares sold	5,461,122	4,955,539	16,401,345	27,860,596
Cost of shares redeemed	(14,459,588)	(10,866,739)	(40,540,581)	(41,253,441)
Shares issued on reinvestment of dividends and distributions	2,123,446	733,665	2,091,627	1,495,226
Net increase (decrease) in net assets from beneficial interest transactions	(6,875,020)	(5,177,535)	(22,047,609)	(11,897,619)
Net increase (decrease) in net assets	365,150	994,897	3,832,883	(749,581)
Net assets:
Beginning of year	51,747,265	50,752,368	156,016,053	156,765,634
End of year	$52,112,415	$51,747,265	$159,848,936	$156,016,053

See accompanying notes to financial statements.

The UBS Funds

Statement of changes in net assets (continued)

	UBS US Dividend Ruler Fund		UBS US Quality Growth At Reasonable Price Fund
	For the years ended June 30,		For the years ended June 30,
	2025	2024	2025	2024
From operations:
Net investment income (loss)	$3,340,906	$3,033,406	$542,639	$879,170
Net realized gain (loss)	14,156,957	3,120,098	21,183,032	6,184,043
Net change in unrealized appreciation (depreciation)	24,753,741	21,938,773	23,641,380	57,067,922
Net increase (decrease) in net assets resulting from operations	42,251,604	28,092,277	45,367,051	64,131,135
Total distributions—Class A	—	—	—	—
Total distributions—Class P	(9,912,818)	(4,136,323)	(11,183,757)	(952,900)
Total distributions—Class P2	(1,294,873)	(686,494)	—	—
Total distributions	(11,207,691)	(4,822,817)	(11,183,757)	(952,900)
From beneficial interest transactions:
Proceeds from shares sold	77,278,680	53,372,354	78,650,066	84,967,516
Cost of shares redeemed	(50,871,673)	(33,357,815)	(74,660,562)	(48,292,186)
Shares issued on reinvestment of dividends and distributions	10,214,738	3,995,595	10,642,373	886,143
Net increase (decrease) in net assets from beneficial interest transactions	36,621,745	24,010,134	14,631,877	37,561,473
Net increase (decrease) in net assets	67,665,658	47,279,594	48,815,171	100,739,708
Net assets:
Beginning of year	199,336,082	152,056,488	287,283,849	186,544,141
End of year	$267,001,740	$199,336,082	$336,099,020	$287,283,849

See accompanying notes to financial statements.

The UBS Funds

Statement of changes in net assets (continued)

	UBS U.S. Small Cap Growth Fund		UBS Sustainable Development Bank Bond Fund
	For the years ended June 30,		For the years ended June 30,
	2025	2024	2025	2024
From operations:
Net investment income (loss)	$(524,037)	$(435,348)	$2,254,705	$2,148,227
Net realized gain (loss)	2,229,266	(2,884,085)	(2,375,807)	(2,216,098)
Net change in unrealized appreciation (depreciation)	(8,649,727)	15,799,222	4,730,114	2,361,584
Net increase (decrease) in net assets resulting from operations	(6,944,498)	12,479,789	4,609,012	2,293,713
Total distributions—Class A	—	—	—	—
Total distributions—Class P	—	—	(405,653)	(389,656)
Total distributions—Class P2	—	—	(1,848,660)	(1,758,282)
Total distributions	—	—	(2,254,313)	(2,147,938)
From beneficial interest transactions:
Proceeds from shares sold	10,974,789	19,034,319	26,890,573	16,939,340
Cost of shares redeemed	(37,975,468)	(23,292,275)	(33,560,793)	(25,675,012)
Shares issued on reinvestment of dividends and distributions	—	—	1,962,396	1,839,854
Net increase (decrease) in net assets from beneficial interest transactions	(27,000,679)	(4,257,956)	(4,707,824)	(6,895,818)
Net increase (decrease) in net assets	(33,945,177)	8,221,833	(2,353,125)	(6,750,043)
Net assets:
Beginning of year	133,314,788	125,092,955	79,245,768	85,995,811
End of year	$99,369,611	$133,314,788	$76,892,643	$79,245,768

See accompanying notes to financial statements.

The UBS Funds

Statement of changes in net assets (concluded)

	UBS Multi Income Bond Fund
	For the years ended June 30,
	2025	2024
From operations:
Net investment income (loss)	$1,591,782	$1,103,310
Net realized gain (loss)	(1,031,758)	(838,790)
Net change in unrealized appreciation (depreciation)	1,195,490	483,986
Net increase (decrease) in net assets resulting from operations	1,755,514	748,506
Total distributions—Class A	(13,746)	(13,480)
Total distributions—Class P	(901,831)	(872,725)
Total distributions—Class P2	(419,925)	(32)[1]
Total distributions	(1,335,502)	(886,237)
From beneficial interest transactions:
Proceeds from shares sold	24,874,005	11,278
Cost of shares redeemed	(3,975,281)	(4,185,431)
Shares issued on reinvestment of dividends and distributions	796,881	693,326
Net increase (decrease) in net assets from beneficial interest transactions	21,695,605	(3,480,827)
Net increase (decrease) in net assets	22,115,617	(3,618,558)
Net assets:
Beginning of year	20,319,550	23,938,108
End of year	$42,435,167	$20,319,550

1  For the period from October 11, 2023 (commencement of operations) through June 30, 2024.

See accompanying notes to financial statements.

UBS Global Allocation Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

Class A

	Years ended June 30,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$11.11	$10.38	$10.48	$14.61	$11.82
Net investment income (loss)[1]	0.22	0.23	0.17	0.11	0.12
Net realized and unrealized gain (loss)	0.99	0.73	0.21	(1.83)	2.89
Net increase (decrease) from operations	1.21	0.96	0.38	(1.72)	3.01
Dividends from net investment income	(0.21)	(0.23)	—	(0.16)	(0.07)
Distributions from net realized gain	—	—	(0.48)	(2.25)	(0.15)
Total dividends and distributions	(0.21)	(0.23)	(0.48)	(2.41)	(0.22)
Net asset value, end of year	$12.11	$11.11	$10.38	$10.48	$14.61
Total investment return[2]	10.76%	9.51%	3.82%	(14.05)%	25.58%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.67%[3]	1.54%	1.48%	1.39%	1.41%
Expenses after fee waivers and/or expense reimbursements	1.25%[3]	1.21%	1.21%	1.20%	1.20%
Net investment income (loss)	1.92%	2.15%	1.61%	0.82%	0.85%
Supplemental data:
Net assets, end of year (000's)	$111,676	$117,335	$132,855	$146,850	$192,772
Portfolio turnover	112%	82%	148%	125%	128%

Class P

	Years ended June 30,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$11.52	$10.75	$10.82	$15.00	$12.13
Net investment income (loss)[1]	0.26	0.26	0.20	0.14	0.15
Net realized and unrealized gains (losses)	1.01	0.77	0.21	(1.87)	2.97
Net increase (decrease) from operations	1.27	1.03	0.41	(1.73)	3.12
Dividends from net investment income	(0.24)	(0.26)	—	(0.20)	(0.10)
Distributions from net realized gains	—	—	(0.48)	(2.25)	(0.15)
Total dividends and distributions	(0.24)	(0.26)	(0.48)	(2.45)	(0.25)
Net asset value, end of year	$12.55	$11.52	$10.75	$10.82	$15.00
Total investment return[2]	11.10%	9.74%	3.99%	(13.78)%	25.88%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.38%[3]	1.26%	1.20%	1.11%	1.14%
Expenses after fee waivers and/or expense reimbursements	1.00%[3]	0.96%	0.96%	0.95%	0.95%
Net investment income (loss)	2.18%	2.38%	1.86%	1.07%	1.10%
Supplemental data:
Net assets, end of year (000's)	$34,703	$36,138	$38,980	$44,059	$56,383
Portfolio turnover	112%	82%	148%	125%	128%

1  Calculated using the average share method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

UBS Emerging Markets Equity Opportunity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

Class P

	Years ended June 30,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$7.99	$7.38	$7.61	$12.39	$9.23
Net investment income (loss)[1]	0.12	0.12	0.18	0.20	0.09
Net realized and unrealized gains (losses)	0.89	0.66	(0.24)	(3.92)	3.18
Net increase (decrease) from operations	1.01	0.78	(0.06)	(3.72)	3.27
Dividends from net investment income	(0.26)	(0.17)	(0.17)	(0.12)	(0.11)
Distributions from net realized gains	—	—	—	(0.94)	—
Total dividends and distributions	(0.26)	(0.17)	(0.17)	(1.06)	(0.11)
Net asset value, end of year	$8.74	$7.99	$7.38	$7.61	$12.39
Total investment return[2]	13.10%	10.76%	(0.80)%	(31.71)%	35.51%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including interest expense	1.28%	1.20%[3]	1.18%	1.15%[3]	1.08%
Expenses after fee waivers and/or expense reimbursements, including interest expense	1.02%	1.01%[3]	1.02%	1.00%[3]	1.00%
Net investment income (loss)	1.59%	1.61%	2.47%	1.98%	0.73%
Supplemental data:
Net assets, end of year (000's)	$54,420	$90,926	$103,168	$132,423	$274,359
Portfolio turnover	57%	42%	65%	57%	41%

Class P2

	Years ended June 30,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$7.99	$7.40	$7.68	$12.52	$9.30
Net investment income (loss)[1]	0.21	0.18	0.23	0.30	0.18
Net realized and unrealized gains (losses)	0.86	0.65	(0.24)	(3.96)	3.22
Net increase (decrease) from operations	1.07	0.83	(0.01)	(3.66)	3.40
Dividends from net investment income	(0.25)	(0.24)	(0.27)	(0.24)	(0.18)
Distributions from net realized gains	—	—	—	(0.94)	—
Total dividends and distributions	(0.25)	(0.24)	(0.27)	(1.18)	(0.18)
Net asset value, end of year	$8.81	$7.99	$7.40	$7.68	$12.52
Total investment return[2]	13.95%	11.51%	0.02%	(31.10)%	36.66%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including interest expense	1.29%	1.20%[3]	1.17%	1.13%[3]	1.06%
Expenses after fee waivers and/or expense reimbursements, including interest expense	0.34%	0.25%[3]	0.22%	0.19%[3]	0.12%
Net investment income (loss)	2.58%	2.38%	3.14%	2.90%	1.56%
Supplemental data:
Net assets, end of year (000's)	$354,283	$368,282	$346,908	$445,198	$761,661
Portfolio turnover	57%	42%	65%	57%	41%

1  Calculated using the average share method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

UBS Engage For Impact Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class P

	Years ended June 30,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$12.59	$11.15	$9.97	$14.26	$10.14
Net investment income (loss)[1]	0.08	0.10	0.09	0.14	0.03
Net realized and unrealized gains (losses)	2.35	1.42	1.19	(2.82)	4.19
Net increase (decrease) from operations	2.43	1.52	1.28	(2.68)	4.22
Dividends from net investment income	(0.16)	(0.08)	—	(0.08)	(0.02)
Distributions from net realized gains	(0.46)	—	(0.10)	(1.53)	(0.08)
Total dividends and distributions	(0.62)	(0.08)	(0.10)	(1.61)	(0.10)
Net asset value, end of year	$14.40	$12.59	$11.15	$9.97	$14.26
Total investment return[2]	19.79%	13.67%	12.90%	(21.28)%	41.70%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.65%	1.55%	1.53%	1.44%	1.69%
Expenses after fee waivers and/or expense reimbursements	0.85%	0.88%	0.87%	0.85%	0.85%
Net investment income (loss)	0.61%	0.82%	0.86%	1.04%	0.27%
Supplemental data:
Net assets, end of year (000's)	$5,050	$5,133	$5,776	$6,312	$7,816
Portfolio turnover	29%	28%	21%	39%	78%

Class P2

	Years ended June 30,				Period ended
	2025	2024	2023	2022	June 30, 2021[3]
Net asset value, beginning of period	$12.59	$11.19	$9.99	$14.29	$13.64
Net investment income (loss)[1]	0.16	0.17	0.16	0.22	0.09
Net realized and unrealized gains (losses)	2.36	1.41	1.19	(2.82)	0.56
Net increase (decrease) from operations	2.52	1.58	1.35	(2.60)	0.65
Dividends from net investment income	(0.15)	(0.18)	(0.05)	(0.17)	—
Distributions from net realized gains	(0.46)	—	(0.10)	(1.53)	—
Total dividends and distributions	(0.61)	(0.18)	(0.15)	(1.70)	—
Net asset value, end of period	$14.50	$12.59	$11.19	$9.99	$14.29
Total investment return[2]	20.51%	14.29%	13.62%	(20.77)%	4.77%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.68%	1.58%	1.56%	1.42%	2.24%[4]
Expenses after fee waivers and/or expense reimbursements	0.25%	0.28%	0.28%	0.25%	0.25%[4]
Net investment income (loss)	1.23%	1.42%	1.51%	1.64%	1.80%[4]
Supplemental data:
Net assets, end of period (000's)	$47,063	$46,614	$44,976	$40,006	$42,692
Portfolio turnover	29%	28%	21%	39%	78%

1  Calculated using the average share method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  For the period February 23, 2021 (commencement of operations) through June 30, 2021.

4  Annualized.

See accompanying notes to financial statements.

UBS International Sustainable Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class A

	Years ended June 30,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$9.97	$9.28	$9.12	$12.48	$9.62
Net investment income (loss)[1]	0.15	0.09	0.07	0.08	0.05
Net realized and unrealized gain (loss)	1.73	0.66	1.23	(2.38)	2.93
Net increase (decrease) from operations	1.88	0.75	1.30	(2.30)	2.98
Dividends from net investment income	(0.14)	(0.06)	(0.01)	(0.12)	(0.12)
Distributions from net realized gain	—	—	(1.13)	(0.94)	—
Total dividends and distributions	(0.14)	(0.06)	(1.14)	(1.06)	(0.12)
Net asset value, end of year	$11.71	$9.97	$9.28	$9.12	$12.48
Total investment return[2]	19.04%	8.14%	15.68%	(19.68)%	31.09%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.59%[3]	1.50%[3]	1.49%[3]	1.37%[3]	1.33%
Expenses after fee waivers and/or expense reimbursements	1.26%[3]	1.26%[3]	1.26%[3]	1.25%[3]	1.25%
Net investment income (loss)	1.46%	0.95%	0.82%	0.70%	0.45%
Supplemental data:
Net assets, end of year (000's)	$3,884	$3,921	$4,103	$4,754	$9,081
Portfolio turnover	45%	47%	7%	53%	52%

Class P

	Years ended June 30,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$9.98	$9.29	$9.15	$12.53	$9.66
Net investment income (loss)[1]	0.19	0.12	0.09	0.09	0.09
Net realized and unrealized gains (losses)	1.71	0.65	1.23	(2.37)	2.93
Net increase (decrease) from operations	1.90	0.77	1.32	(2.28)	3.02
Dividends from net investment income	(0.16)	(0.08)	(0.05)	(0.16)	(0.15)
Distributions from net realized gains	—	—	(1.13)	(0.94)	—
Total dividends and distributions	(0.16)	(0.08)	(1.18)	(1.10)	(0.15)
Net asset value, end of year	$11.72	$9.98	$9.29	$9.15	$12.53
Total investment return[2]	19.32%	8.36%	16.00%	19.50%	31.40%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.25%[3]	1.18%[3]	1.27%[3]	1.11%[3]	1.05%
Expenses after fee waivers and/or expense reimbursements	1.01%[3]	1.01%[3]	1.01%[3]	1.00%[3]	0.99%
Net investment income (loss)	1.78%	1.25%	0.97%	0.74%	0.79%
Supplemental data:
Net assets, end of year (000's)	$110,021	$107,246	$107,863	$164,377	$380,983
Portfolio turnover	45%	47%	7%	53%	52%

1  Calculated using the average share method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Includes interest expense representing less than 0.005%.

4  For the period October 30, 2020 (commencement of operations) through June 30, 2021.

5  Annualized.

UBS International Sustainable Equity Fund

Financial highlights

Class P2

	Years ended June 30,				Period ended
	2025	2024	2023	2022	June 30, 2021[4]
Net asset value, beginning of period	$9.96	$9.29	$9.18	$12.59	$10.05
Net investment income (loss)[1]	0.26	0.19	0.17	0.20	0.14
Net realized and unrealized gains (losses)	1.73	0.64	1.23	(2.41)	2.55
Net increase (decrease) from operations	1.99	0.83	1.40	(2.21)	2.69
Dividends from net investment income	(0.15)	(0.16)	(0.16)	(0.26)	(0.15)
Distributions from net realized gains	—	—	(1.13)	(0.94)	—
Total dividends and distributions	(0.15)	(0.16)	(1.29)	(1.20)	(0.15)
Net asset value, end of period	$11.80	$9.96	$9.29	$9.18	$12.59
Total investment return[2]	20.26%	9.08%	16.83%	(18.84)%	26.90%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.27%[3]	1.23%[3]	1.22%[3]	1.12%[3]	1.08%[5]
Expenses after fee waivers and/or expense reimbursements	0.26%[3]	0.26%[3]	0.26%[3]	0.25%[3]	0.22%[5]
Net investment income (loss)	2.49%	1.98%	1.88%	1.76%	1.78%[5]
Supplemental data:
Net assets, end of period (000's)	$45,943	$44,849	$44,800	$40,308	$41,571
Portfolio turnover	45%	47%	7%	53%	52%
See accompanying notes to financial statements.

UBS US Dividend Ruler Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class P

	Years ended June 30,				Period ended
	2025	2024	2023	2022	June 30, 2021[1]
Net asset value, beginning of period	$15.20	$13.34	$11.83	$12.82	$10.00
Net investment income (loss)[2]	0.23	0.24	0.25	0.23	0.20
Net realized and unrealized gains (losses)	2.62	2.02	1.57	(0.84)	2.72
Net increase (decrease) from operations	2.85	2.26	1.82	(0.61)	2.92
Dividends from net investment income	(0.23)	(0.30)	(0.16)	(0.16)	(0.05)
Distributions from net realized gains	(0.59)	(0.10)	(0.15)	(0.22)	(0.05)
Total dividends and distributions	(0.82)	(0.40)	(0.31)	(0.38)	(0.10)
Net asset value, end of period	$17.23	$15.20	$13.34	$11.83	$12.82
Total investment return[3]	19.16%	17.31%	15.60%	(5.01)%	29.37%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.85%	0.87%	0.94%	0.83%	1.57%[4]
Expenses after fee waivers and/or expense reimbursements	0.52%	0.51%	0.51%	0.50%	0.50%[4]
Net investment income (loss)	1.41%	1.75%	1.98%	1.76%	1.72%[4]
Supplemental data:
Net assets, end of period (000's)	$223,434	$175,102	$137,806	$118,829	$81,981
Portfolio turnover	35%	26%	34%	29%	24%

Class P2

	Years ended June 30,		Period ended
	2025	2024	June 30, 2023[5]
Net asset value, beginning of period	$15.19	$13.35	$12.10
Net investment income (loss)[2]	0.28	0.29	0.08
Net realized and unrealized gains (losses)	2.63	2.02	1.17
Net increase (decrease) from operations	2.91	2.31	1.25
Dividends from net investment income	(0.23)	(0.37)	—
Distributions from net realized gains	(0.59)	(0.10)	—
Total dividends and distributions	(0.82)	(0.47)	—
Net asset value, end of period	$17.28	$15.19	$13.35
Total investment return[3]	19.55%	17.74%	10.33%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.84%	0.85%	1.18%[4]
Expenses after fee waivers and/or expense reimbursements	0.18%	0.16%	0.18%[4]
Net investment income (loss)	1.76%	2.10%	2.16%[4]
Supplemental data:
Net assets, end of period (000's)	$43,567	$24,234	$14,250
Portfolio turnover	35%	26%	34%

1  For the period from July 9, 2020 (commencement of operations) through June 30, 2021.

2  Calculated using the average share method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

4  Annualized.

5  For the period March 15, 2023 (commencement of operations) through June 30, 2023.

See accompanying notes to financial statements.

UBS US Quality Growth At Reasonable Price Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class P

	Years ended June 30,				Period ended
	2025	2024	2023	2022	June 30, 2021[1]
Net asset value, beginning of period	$16.63	$12.75	$10.68	$13.10	$10.00
Net investment income (loss)[2]	0.03	0.06	0.06	0.04	0.04
Net realized and unrealized gains (losses)	2.53	3.88	2.12	(2.05)	3.10
Net increase (decrease) from operations	2.56	3.94	2.18	(2.01)	3.14
Dividends from net investment income	(0.07)	(0.06)	—	(0.03)	(0.01)
Distributions from net realized gains	(0.55)	—	(0.11)	(0.38)	(0.03)
Total dividends and distributions	(0.62)	(0.06)	(0.11)	(0.41)	(0.04)
Net asset value, end of period	$18.57	$16.63	$12.75	$10.68	$13.10
Total investment return[3]	15.58%	30.98%	20.59%	(16.06)%	31.49%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.81%	0.80%	0.84%	0.79%	1.23%[4]
Expenses after fee waivers and/or expense reimbursements	0.52%	0.51%	0.51%	0.50%	0.50%[4]
Net investment income (loss)	0.18%	0.38%	0.54%	0.28%	0.32%[4]
Supplemental data:
Net assets, end of period (000's)	$336,099	$287,284	$186,544	$166,979	$116,538
Portfolio turnover	30%	27%	41%	30%	29%

1  For the period from July 9, 2020 (commencement of operations) through June 30, 2021.

2  Calculated using the average share method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

4  Annualized.

See accompanying notes to financial statements.

UBS U.S. Small Cap Growth Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

Class A

	Years ended June 30,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$17.34	$15.72	$14.62	$28.15	$19.74
Net investment income (loss)[1]	(0.11)	(0.09)	(0.07)	(0.13)	(0.25)
Net realized and unrealized gain (loss)	(0.92)	1.71	2.05	(7.78)	11.88
Net increase (decrease) from operations	(1.03)	1.62	1.98	(7.91)	11.63
Distributions from net realized gain	—	—	(0.88)	(5.62)	(3.22)
Net asset value, end of year	$16.31	$17.34	$15.72	$14.62	$28.15
Total investment return[2]	(5.94)%	10.30%	14.23%	(33.31)%	59.94%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.65%[3]	1.57%	1.55%	1.46%	1.43%
Expenses after fee waivers and/or expense reimbursements	1.24%[3]	1.26%	1.25%	1.24%	1.24%
Net investment income (loss)	(0.65)%	(0.57)%	(0.43)%	(0.57)%	(0.98)%
Supplemental data:
Net assets, end of year (000's)	$9,582	$13,413	$15,276	$17,387	$35,268
Portfolio turnover	76%	51%	35%	40%	63%

Class P

	Years ended June 30,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$21.04	$19.03	$17.47	$32.44	$22.37
Net investment income (loss)[1]	(0.09)	(0.06)	(0.03)	(0.08)	(0.22)
Net realized and unrealized gains (losses)	(1.11)	2.07	2.47	(9.21)	13.51
Net increase (decrease) from operations	(1.20)	2.01	2.44	(9.29)	13.29
Dividends from net investment income	—	—	—	(0.06)	—
Distributions from net realized gains	—	—	(0.88)	(5.62)	(3.22)
Total dividends and distributions	—	—	(0.88)	(5.68)	(3.22)
Net asset value, end of year	$19.84	$21.04	$19.03	$17.47	$32.44
Total investment return[2]	(5.70)%	10.56%	14.48%	(33.13)%	60.29%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.37%[3]	1.28%	1.31%	1.21%	1.16%
Expenses after fee waivers and/or expense reimbursements	0.99%[3]	1.01%	1.00%	0.99%	0.99%
Net investment income (loss)	(0.41)%	(0.32)%	(0.17)%	(0.31)%	(0.74)%
Supplemental data:
Net assets, end of year (000's)	$89,787	$119,902	$109,817	$110,879	$178,971
Portfolio turnover	76%	51%	35%	40%	63%

1  Calculated using the average share method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

UBS Sustainable Development Bank Bond Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class P

	Years ended June 30,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$9.32	$9.28	$9.62	$10.60	$11.17
Net investment income (loss)[1]	0.30	0.24	0.17	0.10	0.13
Net realized and unrealized gains (losses)	0.30	0.03	(0.34)	(0.97)	(0.31)
Net increase (decrease) from operations	0.60	0.27	(0.17)	(0.87)	(0.18)
Dividends from net investment income	(0.30)	(0.23)	(0.16)	(0.10)	(0.12)
Distributions from net realized gains	—	—	—	(0.01)	(0.27)
Return of capital	—	—	(0.01)	—	—
Total dividends, distributions and return of capital	(0.30)	(0.23)	(0.17)	(0.11)	(0.39)
Net asset value, end of year	$9.62	$9.32	$9.28	$9.62	$10.60
Total investment return[2]	6.53%	2.99%	(1.75)%	(8.13)%	(1.70)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.82%	0.69%[3]	0.68%	0.56%	0.80%
Expenses after fee waivers and/or expense reimbursements	0.25%	0.27%[3]	0.27%	0.25%	0.25%
Net investment income (loss)	3.15%	2.55%	1.78%	1.01%	1.18%
Supplemental data:
Net assets, end of year (000's)	$12,143	$14,517	$14,937	$8,052	$17,510
Portfolio turnover	49%	28%	22%	47%	16%

Class P2

	Years ended June 30,				Period ended
	2025	2024	2023	2022	June 30, 2021[4]
Net asset value, beginning of period	$9.30	$9.27	$9.61	$10.59	$11.09
Net investment income (loss)[1]	0.31	0.24	0.17	0.12	0.08
Net realized and unrealized gains (losses)	0.30	0.04	(0.33)	(0.97)	(0.23)
Net increase (decrease) from operations	0.61	0.28	(0.16)	(0.85)	(0.15)
Dividends from net investment income	(0.31)	(0.25)	(0.17)	(0.12)	(0.08)
Distributions from net realized gains	—	—	—	(0.01)	(0.27)
Return of capital	—	—	(0.01)	—	—
Total dividends, distributions and return of capital	(0.31)	(0.25)	(0.18)	(0.13)	(0.35)
Net asset value, end of period	$9.60	$9.30	$9.27	$9.61	$10.59
Total investment return[2]	6.70%	3.04%	(1.62)%	(8.08)%	(1.34)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.84%	0.70%[3]	0.66%	0.56%	0.68%[5]
Expenses after fee waivers and/or expense reimbursements	0.15%	0.17%[3]	0.16%	0.15%	0.15%[5]
Net investment income (loss)	3.25%	2.64%	1.83%	1.15%	1.09%[5]
Supplemental data:
Net assets, end of period (000's)	$64,750	$64,729	$71,059	$68,917	$65,659
Portfolio turnover	49%	28%	22%	47%	16%

1  Calculated using the average share method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Includes interest expense representing less than 0.005%.

4  For the period October 30, 2020 (commencement of operations) through June 30, 2021.

5  Annualized.

See accompanying notes to financial statements.

UBS Multi Income Bond Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class A

	Years ended June 30,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$13.30	$13.38	$13.27	$15.66	$15.64
Net investment income (loss)[1]	0.71	0.62	0.55	0.27	0.30
Net realized and unrealized gain (loss)	0.02	(0.20)	—	(2.42)	(0.02)
Net increase (decrease) from operations	0.73	0.42	0.55	(2.15)	0.28
Dividends from net investment income	(0.60)	(0.50)	(0.44)	(0.24)	(0.26)
Net asset value, end of year	$13.43	$13.30	$13.38	$13.27	$15.66
Total investment return[2]	5.52%	3.24%	4.25%	(13.91)%	1.83%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.45%	2.63%[3]	2.22%	1.92%	1.73%
Expenses after fee waivers and/or expense reimbursements	0.90%	0.97%[3]	0.89%	0.75%	0.75%
Net investment income (loss)	5.29%	4.66%	4.09%	1.80%	1.90%
Supplemental data:
Net assets, end of year (000's)	$293	$287	$501	$570	$681
Portfolio turnover	58%	32%	24%	248%	169%

Class P

	Years ended June 30,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$13.30	$13.39	$13.28	$15.67	$15.65
Net investment income (loss)[1]	0.74	0.66	0.58	0.31	0.34
Net realized and unrealized gains (losses)	0.02	(0.21)	0.01	(2.43)	(0.02)
Net increase (decrease) from operations	0.76	0.45	0.59	(2.12)	0.32
Dividends from net investment income	(0.63)	(0.54)	(0.48)	(0.27)	(0.30)
Net asset value, end of year	$13.43	$13.30	$13.39	$13.28	$15.67
Total investment return[2]	5.78%	3.42%	4.51%	(13.68)%	2.07%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.24%	2.45%[3]	2.04%	1.71%	1.52%
Expenses after fee waivers and/or expense reimbursements	0.65%	0.73%[3]	0.64%	0.50%	0.50%
Net investment income (loss)	5.53%	4.99%	4.34%	2.06%	2.15%
Supplemental data:
Net assets, end of year (000's)	$18,115	$20,031	$23,437	$26,702	$34,629
Portfolio turnover	58%	32%	24%	248%	169%

1  Calculated using the average share method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Includes interest expense representing less than 0.005%.

4  For the period from October 11, 2023 (commencement of operations) through June 30, 2024.

5  Annualized.

UBS Multi Income Bond Fund

Financial highlights

Class P2

	Years ended June 30, 2025	Period ended June 30, 2024[4]
Net asset value, beginning of period	$13.34	$12.93
Net investment income (loss)[1]	0.79	0.53
Net realized and unrealized gains (losses)	0.06	0.29
Net increase (decrease) from operations	0.85	0.82
Dividends from net investment income	(0.62)	(0.41)
Net asset value, end of period	$13.57	$13.34
Total investment return[2]	6.23%	6.65%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.12%	3.84%[3,5]
Expenses after fee waivers and/or expense reimbursements	0.20%	0.26%[3,5]
Net investment income (loss)	5.91%	5.56%[5]
Supplemental data:
Net assets, end of period (000's)	$24,027	$1
Portfolio turnover	58%	32%

See accompanying notes to financial statements.

The UBS Funds

Notes to financial statements

Organization and significant accounting policies

The UBS Funds (the "Trust") is an open-end management investment company registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized on August 13, 1993. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest at par value of $0.001 per share.

The Trust has nine Funds available for investment, each having its own investment objectives and policies: UBS Global Allocation Fund, UBS Emerging Markets Equity Opportunity Fund, UBS Engage For Impact Fund, UBS International Sustainable Equity Fund, UBS US Dividend Ruler Fund, UBS US Quality Growth At Reasonable Price Fund, UBS U.S. Small Cap Growth Fund, UBS Sustainable Development Bank Bond Fund, and UBS Multi Income Bond Fund, (each a "Fund", and collectively, the "Funds"). Each of the Funds is classified as a diversified investment company with the exception of UBS US Quality Growth At Reasonable Price Fund and UBS Sustainable Development Bank Bond Fund, which are classified as non-diversified for purposes of the 1940 Act.

UBS Asset Management (Americas) LLC ("UBS AM"), is the investment advisor and administrator for the Funds. UBS Asset Management (US) Inc. ("UBS AM (US)") serves as principal underwriter for the Funds. UBS AM and UBS AM (US) are indirect wholly owned subsidiaries of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The Funds currently offer Class A and Class P shares, with the exception of (1) UBS Emerging Markets Equity Opportunity Fund, UBS Engage For Impact Fund, UBS International Sustainable Equity Fund, UBS US Dividend Ruler Fund, UBS Sustainable Development Bank Bond Fund and UBS Multi Income Bond Fund, which currently also offer Class P2 shares and (2) UBS US Quality Growth At Reasonable Price Fund is currently only offering Class P shares. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges, fee waiver/expense cap/expense reimbursement arrangements and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class P and Class P2 shares have no service or distribution plan.

The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund's operations; expenses which are applicable to all Funds are allocated among them on a pro rata basis.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Under certain circumstances, shareholders of the Funds may receive payment for redemptions in securities rather than in cash.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The UBS Funds

Notes to financial statements

In this reporting period, the Funds adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280)—Improvements to Reportable Segment Disclosures ("ASU 2023-07"). Adoption of the new standard impacted financial statement disclosures only and did not affect the Funds' financial position or the results of their operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity's chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Funds' portfolio management teams act as the Funds' CODM. Each of the Funds represents a single operating segment, as the CODM monitors the operating results of each of the Funds as a whole, and the Funds' long-term strategic asset allocation is pre-determined in accordance with the Funds' single investment objective which is executed by the Funds' portfolio managers as a team. The financial information in the form of the Funds' portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions) which are used by the CODM to assess the segment's performance versus the Funds' comparative benchmarks and to make resource allocation decisions for the Funds' single segment, is consistent with that presented within the Funds' financial statements. Segment assets are reflected on the accompanying Statements of assets and liabilities as "total assets" and significant segment expenses are listed on the accompanying Statements of operations.

The following is a summary of significant accounting policies:

Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded net of withholding taxes on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

Dividends and distributions: Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Foreign currency translation: The books and records of the Funds are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statements of operations.

The Funds do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in the market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated

The UBS Funds

Notes to financial statements

securities pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic, political and other developments particular to a specific industry, country, state or region.

Investments in bonds with ratings of BB (Standard & Poor's Financial Services LLC or Fitch Ratings, Inc.) or Ba (Moody's Investors Service, Inc.) or below (commonly referred to as "high yield" bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

The conflict between Ukraine and the Russian Federation has resulted in significant volatility and uncertainty in financial markets. NATO, EU and G7 member countries have imposed severe and coordinated sanctions against Russia. Restrictive measures have also been imposed by Russia, and some securities traded in that country have materially declined in value and/or may no longer be tradable. These actions have resulted in significant disruptions to investing activities and businesses with operations in Russia. The longer-term impact to geopolitical norms, supply chains and investment valuations is uncertain.

Valuation of investments

Each Fund generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. The Fund calculates net asset value as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Fund does not price its shares, on most national holidays and Good Friday. To the extent that the Fund's assets are traded in other markets on days when the NYSE is not open, the value of the Fund's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the Fund's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which the Fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio investments. The Fund normally obtains market values for its investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable invest-

The UBS Funds

Notes to financial statements

ments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings.

Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on U.S. and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by UBS AM as the valuation designee appointed by Trust's Board of Trustees (the "Board") pursuant to Rule 2a-5 under the 1940 Act. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Funds' net asset value. However, if the Funds determine that such developments are so significant that they will materially affect the value of the Funds' investments, the Funds may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at a "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless UBS AM determines that this does not represent fair value.

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' use of the practical expedient within ASC Topic 820, Fair Value Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third-party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

The UBS Funds

Notes to financial statements

The Board has designated UBS AM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act, and delegated to UBS AM the responsibility for making fair value determinations with respect to portfolio holdings. UBS AM, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. UBS AM has engaged the Equities, Fixed Income, and Multi-Asset Valuation Committee (the "VC") to assist with its designated responsibilities as valuation designee with respect to the Fund's portfolio holdings. The VC is comprised of representatives of management. The VC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the VC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value the Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of each Fund's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Funds' own assumptions in determining the fair value of investments.

In accordance with the requirements of US GAAP, a fair value hierarchy has been included near the end of each Fund's Portfolio of investments.

Investments

Asset-backed securities: Certain Funds may invest in asset-backed securities ("ABS"), representing interests in pools of certain types of underlying installment loans, home equity loans, leases of various types of real and personal property and receivables from revolving lines of credit (credit cards). Such assets are securitized through the use of trusts or special purpose corporations. The yield characteristics of ABS differ from those of traditional debt securities. One such major difference is that principal may be prepaid at any time because the underlying obligations generally may be prepaid at any time. ABS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

The UBS Funds

Notes to financial statements

Mortgage-backed securities: Certain Funds may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Company or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government.

Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Such classes include interest-only ("IO") and principal-only ("PO") classes. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected.

Real estate investment trusts: Certain Funds may invest in real estate investment trusts ("REITs"). Distributions from a REIT are initially recorded as dividend income and may subsequently be recharacterized by the REIT at the end of its tax year as a return of capital and/or capital gains. The Fund estimates the character of dividends received from REITs for financial reporting purposes based on the distribution history of each REIT. Once actual distribution characterizations are made available by the REITs, typically after calendar year end, the Fund updates its accounting and/or tax books and records.

Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the

The UBS Funds

Notes to financial statements

securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and each prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's portfolio footnotes.

Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or short sell, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Short sales: UBS U.S. Small Cap Growth Fund and UBS Multi Income Bond Fund may engage in short sale transactions in which the Fund sells a security it does not own (or does not have the right to acquire at no added cost), in anticipation of a decline in the security's price.

The Fund must borrow the security to make delivery to the buyer. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized appreciation or depreciation on the Statement of operations. The Fund will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund will realize a gain if the security declines in price between those same dates. The Fund segregates collateral, consisting of cash or liquid assets, sufficient to collateralize the market value of the investments sold short. The Fund incurs transaction costs, including dividend expense, borrowing costs and interest expenses in connection with opening, maintaining and closing short sales. These dividends and interest are booked as an expense or liability to the Fund.

Because a Fund's loss on a short sale arises from increases in the value of the investment sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. The Fund's investments held long could also decline in value at the same time the value of the investment sold short increases, thereby increasing the Fund's potential for loss. There is also the risk that the counterparty to a short sale transaction may fail to honor its contract terms, causing a loss to the Fund.

For the period ended June 30, 2025, UBS U.S. Small Cap Growth Fund and UBS Multi Income Bond Fund did not engage in short sale transactions.

Treasury Inflation Protected Securities: Certain Funds may purchase Treasury inflation protected securities ("TIPS") which are debt securities issued by the US Treasury. TIPS adjust for inflation based on changes in the published Consumer Price Index ("CPI"). During periods of inflation when the CPI index increases, the principal amount of the debt to which the rate of interest is applied increases, which in turn increases the yield. During periods of deflation when the CPI index decreases, the principal amount of the debt to which the rate of interest is applied decreases, which in turn lowers the yield. At maturity, TIPS return the higher of the principal amount at maturity or the initial face amount of the debt.

Derivative instruments

Purchased options: Certain Funds may purchase put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument.

The UBS Funds

Notes to financial statements

The Funds pay a premium which is included on the Statement of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Purchased options are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in investments, at value. At June 30, 2025, the Funds did not hold any purchased options.

The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Option writing: Certain Funds may write (sell) put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains.

When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included on the Fund's Statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option, which a Fund has written, is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option, which a Fund has written, is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, a Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, or currency underlying the written option. Exercise of an option written by a Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

In the normal course of trading activities, the Fund trades and holds certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where the Fund will be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). It also includes written swaptions, where the Fund will be obligated to enter into a swap agreement. The maximum payout for these contracts is limited to the number of put option contracts written and the related strike prices, respectively. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event.

Written options, if any, are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in options and swaptions written, at value. At June 30, 2025, the Funds did not hold any written options.

Futures contracts: Certain Funds may purchase or sell futures contracts as part of its investment strategy, to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realized gains. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security or currency, at a specified price at a specified later date.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or US government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin".

The UBS Funds

Notes to financial statements

Subsequent payments, known as "variation margin", generally are made or received by the Fund, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized appreciation or depreciation on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Using futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that the Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Futures contracts, if any, are shown as portfolio holdings within the Portfolio of investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of assets and liabilities.

Swap agreements: Certain Funds may engage in swap agreements, including, but not limited to, interest rate, credit default and total return swap agreements. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Funds accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation or depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain or loss on swap agreements, in addition to realized gain or loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or other credit event of the referenced obligation. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a default or credit event. If no default or credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a default or a credit event does occur, the Fund typically would receive full notional value for the referenced obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a default or a credit event. If no default or credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Fund typically would pay full notional value for the referenced obligation that may have little or no value. Credit default swap agreements may involve greater risks than if the Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest

The UBS Funds

Notes to financial statements

shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swap agreements on credit indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement, which may exceed the amount of the value reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of the period end for which a Fund is the seller of protection are disclosed under the section "Credit default swap agreements on credit indices—sell protection" in the Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest rate risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

The use of swap agreements involves investment techniques, risks, and transaction costs different from those associated with ordinary portfolio security transactions, including assumptions about market conditions, interest rates, and other applicable factors. As a result, the performance of the Fund will be different than if it had used ordinary portfolio security transactions. OTC swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled

The UBS Funds

Notes to financial statements

to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Certain clearinghouses offer clearing for limited types of derivatives transactions, such as interest rate and credit default swap agreements. Centrally cleared swap agreements must be transacted through a futures commission merchant ("FCM") and cleared through a clearinghouse that serves as a central counterparty. The performance of a centrally cleared swap transaction is effectively guaranteed by a central clearinghouse, thereby reducing the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Centrally cleared swap agreements, if any, are reported on the Statement of assets and liabilities based on variation margin receivable or payable, if any.

Swap agreements, if any, are shown as portfolio holdings within the Portfolio of investments.

Forward foreign currency contracts: Certain Funds may enter into forward foreign currency contracts as part of their investment objective, for purposes of risk management or to hedge the US dollar value of portfolio securities denominated in a particular currency. Generally, a forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Non-deliverable forward foreign currency contracts are settled with the counterparty in US dollars, or another fully convertible currency, without the physical delivery of foreign currency.

Fluctuations in the value of open forward foreign currency contracts are recorded daily for book purposes as unrealized appreciation or depreciation on forward foreign currency contracts by the Funds. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Funds on contracts which have been sold or matured.

Risks may arise upon entering into forward foreign currency contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar or each other.

Derivatives by underlying risk: Investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations. Although certain of a Fund's investments in derivatives may be intended to hedge risk from a portfolio implementation/economic perspective, derivatives are considered to be "non hedge transactions" for purposes of disclosure under US GAAP as reflected in the Fund's financial reports.

The volume of derivatives as disclosed in each Fund's portfolio of investments is representative of the volume of derivatives outstanding during the period ended June 30, 2025.

Swap agreements, forward foreign currency contracts, swaptions and options written entered into by the Funds may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Fund's Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of June 30, 2025 is reflected in the Statement of assets and liabilities.

The UBS Funds

Notes to financial statements

At June 30, 2025, the Funds had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
UBS Global Allocation Fund
Futures contracts	$381,606	$—	$—	$974,803	$1,356,409
Forward foreign currency contracts	—	738,761	—	—	738,761
Total value	$381,606	$738,761	$—	$974,803	$2,095,170
UBS Multi Income Bond Fund
Futures contracts	$467,608	$—	$—	$—	$467,608
Forward foreign currency contracts	—	17,069	—	—	17,069
Total value	$467,608	$17,069	$—	$—	$484,677

1  In the Statement of assets and liabilities, options and swaptions purchased, if any, are shown within investments, at value, swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value, while forward foreign currency contracts are shown using unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

Liability derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
UBS Global Allocation Fund
Futures contracts	$(283,800)	$—	$—	$(107,830)	$(391,630)
Swap contracts	—	—	(206,784)	—	(206,784)
Forward foreign currency contracts	—	(343,533)	—	—	(343,533)
Total	$(283,800)	$(343,533)	$(206,784)	$(107,830)	$(941,947)
UBS Multi Income Bond Fund
Futures contracts	$(13,459)	$—	$—	$—	$(13,459)
Swap contracts	(91,188)	—	—	—	(91,188)
Forward foreign currency contracts	—	(2,034)	—	—	(2,034)
Total	$(104,647)	$(2,034)	$—	$—	$(106,681)

1  In the Statement of assets and liabilities, options and swaptions written, if any, are shown within options and swaptions written, at value, swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value, while forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

The UBS Funds

Notes to financial statements

During the period ended June 30, 2025, net realized gain (loss) from derivatives were as follows:

Realized gain (loss)1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
UBS Global Allocation Fund
Options and swaptions purchased	$—	$—	$—	$(163,485)	$(163,485)
Options and swaptions written	—	—	—	(242,415)	(242,415)
Futures contracts	106,806	—	—	(556,542)	(449,736)
Swap agreements	—	—	(326,498)	—	(326,498)
Forward foreign currency contracts	—	(916,239)	—	—	(916,239)
Total net realized gains (loss)	$106,806	$(916,239)	$(326,498)	$(962,442)	$(2,098,373)
UBS Multi Income Bond Fund
Options and swaptions purchased	$—	$—	$(381)	$—	$(381)
Options and swaptions written	—	—	(138,391)	—	(138,391)
Futures contracts	(223,575)	—	—	—	(223,575)
Swap agreements	(142,093)	—	—	—	(142,093)
Forward foreign currency contracts	—	(39,808)	—	—	(39,808)
Total net realized gains (loss)	$(365,668)	$(39,808)	$(138,772)	$—	$(544,248)

1  The net realized gain (loss) is shown in the Statement of operations in net realized gain (loss) on futures contracts, options and swaptions written, swap agreements and forward foreign currency contracts, unless otherwise noted. The net realized gain (loss) on options and swaptions purchased is shown in the Statement of operations in net realized gain (loss) on investments.

During the period ended June 30, 2025, net unrealized appreciation (depreciation) from derivatives were as follows:

Net change in unrealized appreciation (depreciation)1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
UBS Global Allocation Fund
Futures contracts	$75,832	$—	$—	$967,298	$1,043,130
Swap agreements	—	—	(237,958)	—	(237,958)
Forward foreign currency contracts	—	1,270,405	—	—	1,270,405
Net change in appreciation (depreciation)	$75,832	$1,270,405	$(237,958)	$967,298	$2,075,577
UBS Multi Income Bond Fund
Options and swaptions purchased	$—	$—	$4,533	$—	$4,533
Options and swaptions written	—	—	(1,955)	—	(1,955)
Futures contracts	420,189	—	—	—	420,189
Swap agreements	(111,111)	—	—	—	(111,111)
Forward foreign currency contracts	—	25,316	—	—	25,316
Net change in appreciation (depreciation)	$309,078	$25,316	$2,578	$—	$336,972

1  The change in net unrealized appreciation (depreciation) is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on futures contracts, options and swaptions written, swap agreements and forward foreign currency contracts, unless otherwise noted. The change in net unrealized appreciation (depreciation) of options and swaptions purchased is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on investments.

The UBS Funds

Notes to financial statements

Offsetting of certain derivatives: The Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements with its OTC derivative contract counterparties in order to, among other things, reduce their credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. The Statement of assets and liabilities is presented gross of any netting.

At June 30, 2025, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

UBS Global Allocation Fund

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$2,095,170	$(941,947)
Derivatives not subject to a MNA or similar agreements	(1,356,409)	598,414
Total gross amount of assets and liabilities subject to MNA or similar agreements	$738,761	$(343,533)

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
BB	$20,756	$—	$—	$20,756
CITI	426,532	—	—	426,532
HSBC	238,845	(3,638)	—	235,207
SSB	52,628	(52,628)	—	—
Total	$738,761	$(56,266)	$—	$682,495
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
BOA	$(3,963)	$—	$—	$(3,963)
GSI	(242,901)	—	—	(242,901)
HSBC	(3,638)	3,638	—	—
SSB	(93,031)	52,628	—	(40,403)
Total	$(343,533)	$56,266	$—	$(287,267)

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, as value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation of forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation on futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

The UBS Funds

Notes to financial statements

UBS Multi Income Bond Fund

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$484,677	$(106,681)
Derivatives not subject to a MNA or similar agreements	(467,608)	104,647
Total gross amount of assets and liabilities subject to MNA or similar agreements	$17,069	$(2,034)

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
BB	$2,851	$(33)	$—	$2,818
BOA	101	—	—	101
CITI	964	(964)	—	—
MSCI	13,153	—	—	13,153
Total	$17,069	$(997)	$—	$16,072
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
BB	$(33)	$33	$—	$—
CITI	(2,001)	964	—	(1,037)
Total	$(2,034)	$997	$—	$(1,037)

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, as value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation of forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation on futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

Investment advisory fees and other transactions with affiliates

The Advisor, a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

Fund	Annual rate as a percentage of each Fund's average daily net assets
UBS Global Allocation Fund	0.800% up to $500 million
0.750% above $500 million up to $1 billion
0.700% above $1 billion up to $1.5 billion
0.675% above $1.5 billion up to $2 billion
0.650% above $2 billion up to $3 billion
0.630% above $3 billion up to $6 billion
0.610% above $6 billion

The UBS Funds

Notes to financial statements

Fund	Annual rate as a percentage of each Fund's average daily net assets
UBS Emerging Markets Equity Opportunity Fund	0.900% up to $250 million 0.875% above $250 million up to $500 million 0.850% above $500 million up to $750 million 0.825% above $750 million up to $1 billion 0.750% above $1 billion
UBS Engage For Impact Fund	0.750% up to $250 million 0.725% above $250 million
UBS International Sustainable Equity Fund	0.800% up to $250 million
0.775% above $250 million up to $500 million
0.750% above $500 million up to $750 million
0.725% above $750 million up to $1 billion
0.675% above $1 billion up to $2 billion
0.650% above $2 billion
UBS US Dividend Ruler Fund	0.5000% up to $250 million
0.4875% above $250 million up to $500 million
0.4750% above $500 million up to $750 million
0.4625% above $750 million up to $1 billion
0.4500% above $1 billion up to $2 billion
0.4375% above $2 billion
UBS US Quality Growth At Reasonable Price Fund	0.500% all assets
UBS U.S. Small Cap Growth Fund	0.850% up to $250 million
0.825% above $250 million up to $500 million
0.800% above $500 million up to $750 million
0.775% above $750 million up to $1 billion
0.725% above $1 billion up to $2 billion
0.700% above $2 billion
UBS Sustainable Development Bank Bond Fund	0.150% up to $250 million 0.145% above $250 million up to $500 million 0.140% above $500 million up to $750 million 0.135% above $750 million up to $1 billion 0.130% above $1 billion
UBS Multi Income Bond Fund	0.500% up to $250 million 0.490% above $250 million up to $500 million 0.480% above $500 million up to $750 million 0.470% above $750 million

For UBS Global Allocation Fund, UBS Emerging Markets Equity Opportunity Fund, UBS Engage For Impact Fund, UBS US Dividend Ruler Fund, UBS US Quality Growth At Reasonable Price Fund, UBS U.S. Small Cap Growth Fund, UBS Sustainable Development Bank Bond Fund, and UBS Multi Income Bond Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy related expenses) to the extent necessary so that the Funds' operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, dividend expense and security loan fees for securities sold short and extraordinary expenses, such as proxy related expenses) do not exceed the expense limit of each class of shares as indicated in the following table.

For UBS International Sustainable Equity Fund, the Advisor has agreed to waive its fees and reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy related expenses) so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy related expenses) do not exceed the limit of each class of shares as indicated in the following table. The contractual fee waiver and/or expense reimbursement agreement for

The UBS Funds

Notes to financial statements

each Fund, except UBS International Sustainable Equity Fund, will remain in place through the period ending June 30, 2025. The fee waiver and/or expense reimbursement agreement for UBS International Sustainable Equity Fund is irrevocable. Investment advisory fees, including the dollar amount waived or reimbursed, for the period ended June 30, 2025 were as follows:

Fund	Class A expense cap	Class P expense cap	Class P2 expense cap	Amount due to (due from) advisor	Advisory fees incurred	Fees waived/ expenses reimbursed
UBS Global Allocation Fund	1.20%	0.95%	—%	$(1,166)	$1,186,477	$(610,566)
UBS Emerging Markets Equity Opportunity Fund	1.25	1.00	0.40	111,523	3,594,237	(3,315,580)
UBS Engage For Impact Fund	1.10	0.85	0.25	(119,410)	383,452	(699,431)
UBS International Sustainable Equity Fund	1.25	1.00	0.25	56,634	1,254,537	(727,865)
UBS US Dividend Ruler Fund	N/A	0.50	0.15	19,388	1,153,253	(850,225)
UBS US Quality Growth At Reasonable Price Fund	N/A	0.50	—	75,359	1,540,070	(870,240)
UBS U.S. Small Cap Growth Fund	1.24	0.99	0.15	21,161	1,036,838	(466,459)
UBS Sustainable Development Bank Bond Fund	0.35	0.25	0.15	(134,089)	104,599	(465,187)
UBS Multi Income Bond Fund	0.90	0.65	0.20	(130,842)	141,014	(476,468)

For UBS Emerging Markets Opportunity Fund Class P2, UBS Engage For Impact Fund Class P2, UBS International Sustainable Equity Fund Class P2, UBS US Dividend Ruler Fund Class P2, UBS Sustainable Development Bank Bond Fund Class P2 and UBS Multi Income Bond Fund Class P2, the Advisor has entered into a written agreement pursuant to which the Advisor has agreed to waive all or portion of management fees. For the period ended June 30, 2025, the advisory fees waived was $2,918,215, $344,817, $357,800, $146,094, $84,993 and $43,390. In addition, these waivers are included within the fees waived/expenses reimbursed amount disclosed in the table above.

Each Fund, except for UBS International Sustainable Equity Fund and UBS Emerging Markets Equity Opportunity Fund Class P2, will reimburse the Advisor for expenses it waives or reimburses for a period of three years following such expense waivers or reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund. The expenses waived or reimbursed for the period ended June 30, 2025 are subject to repayment through June 30, 2028.

At June 30, 2025, the following Funds had remaining fee waivers and expense reimbursements subject to repayment to the Advisor and respective dates of expiration as follows:

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2026	Expires June 30, 2027	Expires June 30, 2028
UBS Global Allocation Fund—Class A	$1,251,830	$374,509	$403,715	$473,606
UBS Global Allocation Fund—Class P	347,532	100,697	109,875	136,960
UBS Emerging Markets Equity Opportunity Fund—Class P	559,651	177,843	185,085	196,723
UBS Engage For Impact Fund—Class P	125,524	48,590	35,669	41,265
UBS Engage For Impact Fund—Class P2	794,008	227,885	252,774	313,349
UBS International Sustainable Equity Fund—Class A	31,933	9,453	9,649	12,831
UBS International Sustainable Equity Fund—Class P	785,510	340,367	182,590	262,553
UBS International Sustainable Equity Fund—Class P2	181,770	47,393	56,651	77,726
UBS US Dividend Ruler Fund—Class P	1,743,511	554,617	533,249	655,645
UBS US Dividend Ruler Fund—Class P2	78,285	16,441[1]	30,566	31,278

The UBS Funds

Notes to financial statements

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2026	Expires June 30, 2027	Expires June 30, 2028
UBS US Quality Growth At Reasonable Price Fund—Class P	$2,139,613	$593,538	$675,835	$870,240
UBS U.S. Small Cap Growth Fund—Class A	142,814	51,132	43,476	48,206
UBS U.S. Small Cap Growth Fund—Class P	1,073,902	350,965	304,684	418,253
UBS Sustainable Development Bank Bond Fund—Class P	179,309	40,688	64,767	73,854
UBS Sustainable Development Bank Bond Fund—Class P2	795,737	242,235	247,296	306,206
UBS Multi Income Bond Fund—Class A	18,094	7,160	6,108	4,826
UBS Multi Income Bond Fund—Class P	1,030,675	351,145	374,185	305,345
UBS Multi Income Bond Fund—Class P2	122,930	—	23[2]	122,907

1  For the period March 15, 2023 (commencement of operations) through June 30, 2023.

2  For the period from October 11, 2023 (commencement of operations) through June 30, 2024.

Each Fund pays UBS AM a monthly administration fee that is accrued daily and paid monthly at an annual rate of 0.075% of the average daily net assets of such Fund. As of and for the period ended June 30, 2025, the Funds owed and incurred administrative fees as follows:

Fund	Administrative fees owed	Administrative fees incurred
UBS Global Allocation Fund	$17,883	$111,232
UBS Emerging Markets Equity Opportunity Fund	21,196	302,721
UBS Engage For Impact Fund	9,183	38,345
UBS International Sustainable Equity Fund	17,959	117,613
UBS US Dividend Ruler Fund	28,874	173,008
UBS US Quality Growth At Reasonable Price Fund	39,649	231,010
UBS U.S. Small Cap Growth Fund	12,422	91,486
UBS Sustainable Development Bank Bond Fund	13,563	52,299
UBS Multi Income Bond Fund	7,045	21,152

For UBS Emerging Markets Equity Opportunity Fund Class P2, UBS International Sustainable Equity Fund Class P2, UBS US Dividend Ruler Fund Class P2 and UBS Sustainable Development Bank Bond Fund Class P2, the Advisor has entered into a written agreement pursuant to which the Advisor has agreed to waive its retained administration fees. For the period ended June 30, 2025, the administration fees waived were $200,642, $16,955, $17,208 and $134, respectively and such amounts are not subject to future recoupment.

The Funds may invest in shares of certain affiliated investment companies also advised or managed by the Advisor. Investments in affiliated investment companies for the period ended June 30, 2025 have been included near the end of each Fund's Portfolio of investments.

During the period ended June 30, 2025, the Funds listed below paid broker commissions to affiliates of the investment advisor as detailed in the below table. These broker commissions are reflected in the Statement of assets and liabilities within investments at cost of unaffiliated issuers, and the Statement of operations within net realized gain (loss) on, and/or change in net unrealized appreciation (depreciation) on investments and/or futures contracts.

Fund	UBS Group AG
UBS Emerging Markets Equity Opportunity Fund	$6,743
UBS Engage For Impact Fund	113
UBS International Sustainable Equity Fund	855

The UBS Funds

Notes to financial statements

During the period ended, June 30, 2025, some of the Funds engaged in purchase and sale transactions where an affiliate was underwriter.

Service and distribution plans

UBS AM (US) is the principal underwriter of each Fund's shares. The Trust has adopted distribution and/or service plans ("the Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A shares. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A shares. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Funds are as follows:

Fund	Class A
UBS Global Allocation Fund	0.25%
UBS International Sustainable Equity Fund	0.25
UBS U.S. Small Cap Growth Fund	0.25
UBS Multi Income Bond Fund	0.25

UBS AM (US) also receives the proceeds of the initial sales charges paid upon purchases of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A shares. At June 30, 2025, certain Funds owed UBS AM (US) service and distribution fees, and for the period ended June 30, 2025, certain Funds were informed by UBS AM (US) that it had earned sales charges as follows:

Fund	Service and distribution fees owed	Sales charges earned by distributor
UBS Global Allocation Fund—Class A	$44,835	$364
UBS U.S. Small Cap Growth Fund—Class A	3,971	511
UBS Multi Income Bond Fund—Class A	108	—

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Funds pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Funds' transfer agent, and is compensated for these services by BNY Mellon, not the Funds.

For the period ended June 30, 2025, UBS Financial Services Inc. received from BNY Mellon, not the Funds, total delegated service fees as follows:

Fund	Delegated service fees earned
UBS Global Allocation Fund	$33,898
UBS Emerging Markets Equity Opportunity Fund	29,179
UBS Engage For Impact Fund	8,434
UBS International Sustainable Equity Fund	15,204
UBS US Dividend Ruler Fund	48,619
UBS US Quality Growth At Reasonable Price Fund	66,507
UBS U.S. Small Cap Growth Fund	3,480
UBS Sustainable Development Bank Bond Fund	9,762
UBS Multi Income Bond Fund	642

Securities lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are initially secured by cash, U.S. government securities and irrevocable letters of credit in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of

The UBS Funds

Notes to financial statements

the market value of the securities loaned with respect to foreign securities. In the event that the market value of the cash, U.S. government securities, and irrevocable letters of credit securing the loan falls below 100% of the market value for domestic securities, and 103% for foreign securities, the borrower must provide additional cash, U.S. government securities, and irrevocable letters of credit so that the total securing the loan is at least 102% of the market value for domestic securities and 105% of the market value for foreign securities.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, each Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, U.S. government securities and irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Cash collateral received is invested in State Street Navigator Securities Lending Government Money Market Fund, which is included in the Fund's Portfolio of investments. State Street Bank and Trust Company serves as the Fund's lending agent.

At June 30, 2025, the following Funds had securities on loan at value, cash collateral and non-cash collateral as follows:

Fund	Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security types held as non-cash collateral
UBS Global Allocation Fund	$4,885,678	$4,136,284	$786,911	$4,923,195	U.S. Treasury Notes and U.S. Treasury Bills
UBS Engage For Impact Fund	2,693,088	2,530,238	282,311	2,812,549	U.S. Treasury Notes and U.S. Treasury Bills
UBS International Sustainable Equity Fund	15,593,859	12,025,692	4,369,879	16,395,571	U.S. Treasury Notes and U.S. Treasury Bills
UBS U.S. Small Cap Growth Fund	2,807,516	1,625,816	1,254,973	2,880,789	U.S. Treasury Notes and U.S. Treasury Bills
UBS Multi Income Bond Fund	2,505,638	2,546,323	—	2,546,323	U.S. Treasury Notes and U.S. Treasury Bills

*  These securities are held for the benefit of the Fund at the Fund's custodian. The Fund cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of assets and liabilities.

The table below represents the disaggregation at June 30, 2025 of the gross amount of recognized liabilities for securities lending transactions. As the securities loaned are subject to termination by the Funds or the borrower at any time, the remaining contractual maturities of the transactions presented below are considered to be overnight and continuous.

	Type of securities loaned		Total gross amount of recognized
Fund	Equity securities	Corporate bonds	liabilities for securities lending transactions
UBS Global Allocation Fund	$4,136,284	$—	$4,136,284
UBS Engage For Impact Fund	2,530,238	—	2,530,238
UBS International Sustainable Equity Fund	12,025,692	—	12,025,692
UBS U.S. Small Cap Growth Fund	1,625,816	—	1,625,816
UBS Multi Income Bond Fund	—	2,546,323	2,546,323

Bank line of credit

The Fund participates with other funds managed by UBS AM in a $185 million committed credit facility (the "Committed Credit Facility") with State Street Bank and Trust Company. The Committed Credit Facility is to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the participating Fund at the request of shareholders and other temporary or emergency

The UBS Funds

Notes to financial statements

purposes. The expiration date of the line of credit agreement was March 31, 2025 and was renewed on April 1, 2025 with the same fees and terms expiring March 30, 2026.

Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. The funds covered by the Committed Credit Facility have agreed to pay an annual 25 basis point commitment fee on the average daily balance of the Committed Credit Facility not utilized. Commitment fees have been allocated among the funds in the Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of funds and the other 50% of the allocation is based on utilization.

For the period ended June 30, 2025, the following Funds had borrowings as follows:

Fund	Average daily amount of borrowing outstanding	Days outstanding	Interest expense	Weighted average annualized interest rate
UBS Global Allocation Fund	$530,122	1	$84	5.680%
UBS Emerging Markets Equity Opportunity Fund	3,689,993	106	63,589	5.853
UBS International Sustainable Equity Fund	784,435	1	124	5.680
UBS U.S. Small Cap Growth Fund	1,043,720	4	750	6.467

Purchases and sales of securities

For the period ended June 30, 2025, aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

Fund	Purchases	Sales
UBS Global Allocation Fund	$154,923,669	$171,025,210
UBS Emerging Markets Equity Opportunity Fund	225,637,488	315,906,350
UBS Engage For Impact Fund	14,834,011	23,576,636
UBS International Sustainable Equity Fund	69,354,702	92,352,856
UBS US Dividend Ruler Fund	108,176,538	79,123,744
UBS US Quality Growth At Reasonable Price Fund	94,750,712	89,553,682
UBS U.S. Small Cap Growth Fund	90,191,315	114,852,613
UBS Sustainable Development Bank Bond Fund	34,047,382	39,564,435
UBS Multi Income Bond Fund	35,323,740	15,751,308

The UBS Funds

Notes to financial statements

Shares of beneficial interest

There is an unlimited number of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Global Allocation Fund
For the year ended June 30, 2025:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	8,337	$96,019	63,353	$751,700
Shares repurchased	(1,499,435)	(17,162,101)	(491,193)	(5,851,598)
Dividends reinvested	159,060	1,833,959	54,863	655,067
Net increase (decrease)	(1,332,038)	$(15,232,123)	(372,977)	$(4,444,831)

For the year ended June 30, 2024:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	27,577	$283,624	162,675	$1,767,059
Shares repurchased	(2,495,258)	(26,316,216)	(722,665)	(7,711,675)
Dividends reinvested	230,680	2,422,142	72,688	789,392
Net increase (decrease)	(2,237,001)	$(23,610,450)	(487,302)	$(5,155,224)

UBS Emerging Markets Equity Opportunity Fund
For the year ended June 30, 2025:

	Class P		Class P2
	Shares	Amount	Shares	Amount
Shares sold	421,897	$3,281,896	13,464,978	$103,885,546
Shares repurchased	(5,880,411)	(46,759,768)	(20,387,094)	(160,154,208)
Dividends reinvested	301,067	2,273,057	1,054,617	7,993,998
Net increase (decrease)	(5,157,447)	$(41,204,815)	(5,867,499)	$(48,274,664)

For the year ended June 30, 2024:

	Class P		Class P2
	Shares	Amount	Shares	Amount
Shares sold	3,756,404	$27,510,821	9,803,767	$73,102,976
Shares repurchased	(6,611,261)	(49,203,654)	(11,935,465)	(89,634,708)
Dividends reinvested	263,050	1,941,306	1,330,269	9,777,477
Net increase (decrease)	(2,591,807)	$(19,751,527)	(801,429)	$(6,754,255)

The UBS Funds

Notes to financial statements

UBS Engage For Impact Fund
For the year ended June 30, 2025:

	Class P		Class P2
	Shares	Amount	Shares	Amount
Shares sold	24,614	$325,695	400,371	$5,135,427
Shares repurchased	(85,497)	(1,115,214)	(1,014,955)	(13,344,374)
Dividends reinvested	3,822	49,960	157,920	2,073,486
Net increase (decrease)	(57,061)	$(739,559)	(456,664)	$(6,135,461)

For the year ended June 30, 2024:

	Class P		Class P2
	Shares	Amount	Shares	Amount
Shares sold	6,395	$75,424	418,214	$4,880,115
Shares repurchased	(117,244)	(1,380,832)	(798,268)	(9,485,907)
Dividends reinvested	671	7,893	61,926	725,772
Net increase (decrease)	(110,178)	$(1,297,515)	(318,128)	$(3,880,020)

UBS International Sustainable Equity Fund
For the year ended June 30, 2025:

	Class A		Class P		Class P2
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	17,194	$181,882	1,048,746	$10,966,781	504,871	$5,252,682
Shares repurchased	(82,938)	(884,614)	(2,545,382)	(27,205,661)	(1,176,945)	(12,450,306)
Dividends reinvested	4,104	41,860	136,894	1,396,321	63,876	653,446
Net increase (decrease)	(61,640)	$(660,872)	(1,359,742)	$(14,842,559)	(608,198)	$(6,544,178)

For the year ended June 30, 2024:

	Class A		Class P		Class P2
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	21,728	$198,556	2,303,053	$21,889,151	615,735	$5,772,889
Shares repurchased	(72,521)	(687,267)	(3,242,309)	(30,957,107)	(1,019,190)	(9,609,067)
Dividends reinvested	2,299	21,423	77,099	718,563	81,471	755,240
Net increase (decrease)	(48,494)	$(467,288)	(862,157)	$(8,349,393)	(321,984)	$(3,080,938)

The UBS Funds

Notes to financial statements

UBS US Dividend Ruler Fund
For the year ended June 30, 2025:

	Class P		Class P2
	Shares	Amount	Shares	Amount
Shares sold	3,514,661	$56,029,546	1,415,228	$21,249,134
Shares repurchased	(2,648,137)	(42,237,323)	(546,086)	(8,634,350)
Dividends reinvested	576,798	9,315,280	55,660	899,458
Net increase (decrease)	1,443,322	$23,107,503	924,802	$13,514,242

For the year ended June 30, 2024:

	Class P		Class P2
	Shares	Amount	Shares	Amount
Shares sold	2,976,224	$41,803,441	865,837	$11,568,913
Shares repurchased	(2,059,761)	(28,568,099)	(354,434)	(4,789,716)
Dividends reinvested	275,944	3,761,118	17,254	234,477
Net increase (decrease)	1,192,407	$16,996,460	528,657	$7,013,674

UBS US Quality Growth At Reasonable Price Fund
For the year ended June 30, 2025:

	Class P
	Shares	Amount
Shares sold	4,635,142	$78,650,066
Shares repurchased	(4,400,633)	(74,660,562)
Dividends reinvested	597,886	10,642,373
Net increase (decrease)	832,395	$14,631,877

For the year ended June 30, 2024:

	Class P
	Shares	Amount
Shares sold	5,950,493	$84,967,516
Shares repurchased	(3,373,474)	(48,292,186)
Dividends reinvested	62,581	886,143
Net increase (decrease)	2,639,600	$37,561,473

The UBS Funds

Notes to financial statements

UBS U.S. Small Cap Growth Fund
For the year ended June 30, 2025:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	24,536	$417,894	494,866	$10,556,895
Shares repurchased	(210,526)	(3,678,017)	(1,667,977)	(34,297,451)
Dividends reinvested	—	—	—	—
Net increase (decrease)	(185,990)	$(3,260,123)	(1,173,111)	$(23,740,556)

For the year ended June 30, 2024:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	69,575	$1,153,947	922,906	$17,880,372
Shares repurchased	(267,822)	(4,144,640)	(995,938)	(19,147,635)
Dividends reinvested	—	—	—	—
Net increase (decrease)	(198,247)	$(2,990,693)	(73,032)	$(1,267,263)

UBS Sustainable Development Bank Bond Fund
For the year ended June 30, 2025:

	Class P		Class P2
	Shares	Amount	Shares	Amount
Shares sold	208,264	$1,965,426	2,619,792	$24,925,147
Shares repurchased	(516,806)	(4,882,296)	(3,027,499)	(28,678,497)
Dividends reinvested	13,007	123,084	194,474	1,839,312
Net increase (decrease)	(295,535)	$(2,793,786)	(213,233)	$(1,914,038)

For the year ended June 30, 2024:

	Class P		Class P2
	Shares	Amount	Shares	Amount
Shares sold	469,713	$4,372,413	1,354,870	$12,566,927
Shares repurchased	(530,654)	(4,929,685)	(2,250,877)	(20,745,327)
Dividends reinvested	9,550	88,160	190,000	1,751,694
Net increase (decrease)	(51,391)	$(469,112)	(706,007)	$(6,426,706)

The UBS Funds

Notes to financial statements

UBS Multi Income Bond Fund
For the year ended June 30, 2025:

	Class A		Class P		Class P2
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	4,024	$55,161	108	$1,428	1,846,924	$24,817,416
Shares repurchased	(4,659)	(61,939)	(211,275)	(2,831,914)	(80,757)	(1,081,428)
Dividends reinvested	838	11,198	54,253	725,034	4,555	60,649
Net increase (decrease)	203	$4,420	(156,914)	$(2,105,452)	1,770,722	$23,796,637

For the year ended June 30, 2024:

	Class A		Class P		Class P2[1]
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	—	$—	769	$10,278	78	$1,000
Shares repurchased	(16,665)	(218,942)	(297,135)	(3,966,489)	—	—
Dividends reinvested	858	11,340	51,472	681,954	2	32
Net increase (decrease)	(15,807)	$(207,602)	(244,894)	$(3,274,257)	80	$1,032

1  For the period from October 11, 2023 (commencement of operations) through June 30, 2024.

Federal tax status

It is each Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal years ended June 30, 2025 and June 30, 2024 were as follows:

	2025
Fund	Distributions paid from tax-exempt income	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Return of capital	Total distributions paid
UBS Global Allocation Fund	$—	$2,730,898	$—	$—	$2,730,898
UBS Emerging Markets Equity Opportunity Fund	—	13,004,914	—	—	13,004,914
UBS Engage For Impact Fund	—	569,385	1,774,794	—	2,344,179
UBS International Sustainable Equity Fund	—	2,396,701	—	—	2,396,701
UBS US Dividend Ruler Fund	—	3,135,949	8,071,742	—	11,207,691
UBS US Quality Growth At Reasonable Price Fund	—	2,441,585	8,742,172	—	11,183,757
UBS U.S. Small Cap Growth Fund	—	—	—	—	—
UBS Sustainable Development Bank Bond Fund	—	2,254,313	—	—	2,254,313
UBS Multi Income Bond Fund	—	1,335,502	—	—	1,335,502

The UBS Funds

Notes to financial statements

	2024
Fund	Distributions paid from tax-exempt income	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Total distributions paid
UBS Global Allocation Fund	$—	$3,517,815	$—	$3,517,815
UBS Emerging Markets Equity Opportunity Fund	—	13,727,412	—	13,727,412
UBS Engage For Impact Fund	—	764,484	—	764,484
UBS International Sustainable Equity Fund	—	1,677,909	—	1,677,909
UBS US Dividend Ruler Fund	—	3,615,809	1,207,008	4,822,817
UBS US Quality Growth At Reasonable Price Fund	—	952,900	—	952,900
UBS U.S. Small Cap Growth Fund	—	—	—	—
UBS Sustainable Development Bank Bond Fund	—	2,147,938	—	2,147,938
UBS Multi Income Bond Fund	—	886,237	—	886,237

For federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments, including derivatives, held at June 30, 2025 were as follows:

Fund	Cost of investments	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on investments
UBS Global Allocation Fund	$134,430,014	$13,375,172	$(2,294,241)	$11,080,931
UBS Emerging Markets Equity Opportunity Fund	381,949,142	60,381,909	(37,619,764)	22,762,145
UBS Engage For Impact Fund	45,591,022	12,469,077	(2,672,384)	9,796,693
UBS International Sustainable Equity Fund	142,319,988	27,321,912	(2,607,019)	24,714,893
UBS US Dividend Ruler Fund	209,380,323	59,165,591	(1,446,322)	57,719,269
UBS US Quality Growth At Reasonable Price Fund	242,476,342	93,955,376	(172,302)	93,783,074
UBS U.S. Small Cap Growth Fund	88,299,879	17,602,946	(4,007,090)	13,595,856
UBS Sustainable Development Bank Bond Fund	77,744,942	399,047	(1,494,562)	(1,095,515)
UBS Multi Income Bond Fund	43,216,303	507,346	(774,043)	(266,697)

The difference between book and tax basis appreciation (depreciation) on investment is primarily attributed to tax deferral of losses on wash sales, tax treatment of certain derivatives and mark-to-market of passive foreign investment companies.

At June 30, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed tax-exempt income	Undistributed ordinary income	Undistributed long-term capital gains	Accumulated realized capital and other losses	Unrealized appreciation (depreciation)	Other temporary differences	Total
UBS Global Allocation Fund	$—	$2,931,450	$56,689	$—	$11,184,238	$(26,346)	$14,146,031
UBS Emerging Markets Equity Opportunity Fund	—	4,081,519	—	(149,190,813)	20,080,332	(13,930)	(125,042,892)
UBS Engage For Impact Fund	—	432,239	2,353,963	—	9,800,077	(19,881)	12,566,398
UBS International Sustainable Equity Fund	—	3,011,153	—	(12,919,891)	24,807,002	—	14,898,264
UBS US Dividend Ruler Fund	—	1,758,160	9,376,202	—	57,719,269	(19,779)	68,833,852
UBS US Quality Growth At Reasonable Price Fund	—	—	12,166,913	—	93,783,074	(26,849)	105,923,138
UBS U.S. Small Cap Growth Fund	—	—	—	(7,386,628)	13,595,856	—	6,209,228
UBS Sustainable Development Bank Bond Fund	—	—	—	(7,346,248)	(1,095,515)	(12,498)	(8,454,261)
UBS Multi Income Bond Fund	—	750,107	—	(6,308,107)	(258,091)	(14,314)	(5,830,405)

The UBS Funds

Notes to financial statements

Net capital losses recognized by the Funds, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. These carryforwards are available as a reduction, to the extent provided in regulations, of future realized capital gains. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed.

At June 30, 2025, the following Funds had net capital losses that will be carried forward indefinitely, as follows:

Fund	Short-term losses	Long-term losses	Net capital losses
UBS Global Allocation Fund	$—	$—	$—
UBS Emerging Markets Equity Opportunity Fund	27,894,873	121,295,940	149,190,813
UBS Engage For Impact Fund	—	—	—
UBS International Sustainable Equity Fund	—	12,919,891	12,919,891
UBS US Dividend Ruler Fund	—	—	—
UBS US Quality Growth At Reasonable Price Fund	—	—	—
UBS U.S. Small Cap Growth Fund	7,125,723	—	7,125,723
UBS Sustainable Development Bank Bond Fund	487,058	6,859,190	7,346,248
UBS Multi Income Bond Fund	3,585,982	2,722,125	6,308,107

During the fiscal year ended June 30, 2025, the following Funds utilized capital loss carryforwards to offset current year realized gains:

Fund	Capital loss carryforwards utilized
UBS Global Allocation Fund	$5,377,663
UBS Engage For Impact Fund	104,888
UBS International Sustainable Equity Fund	6,614,922
UBS U.S. Small Cap Growth Fund	2,297,068

Qualified late year losses are deemed to arise on the first business day of a Fund's next taxable year. For the fiscal year ended June 30, 2025, the following Fund incurred and elected to defer qualified late year losses of the following:

		Post October capital loss
Fund	Late year ordinary loss	Short-term losses	Long-term losses
UBS U.S. Small Cap Growth Fund	$260,905	$—	$—

At June 30, 2025 the effect of permanent "book/tax" reclassifications resulted in increases and decreases to components of the Funds' net assets as follows:

Fund	Distributable earnings (losses)	Beneficial interest
UBS U.S. Small Cap Growth Fund	$263,132	$(263,132)
UBS Sustainable Development Bank Bond Fund	1,111	(1,111)

These differences are primarily due to net operating losses.

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Funds have conducted an analysis and concluded, as of June 30, 2025, that there are no significant uncertain tax positions taken or expected to be taken that would

The UBS Funds

Notes to financial statements

require recognition in the financial statements. It is each Fund's policy to record any significant foreign tax exposures in the financial statements. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period ended June 30, 2025, the Funds did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes that will be paid by the Funds.

Each of the tax years in the four year fiscal period ended June 30, 2025 remains subject to examination by the Internal Revenue Service and state taxing authorities and/or non-US tax authorities.

Subsequent Event—UBS U.S. Small Cap Growth Fund

At the recommendation of UBS AM, the Board of Trustees of the Trust determined that it is in the best interests of the Fund and its shareholders to liquidate and dissolve the Fund pursuant to a Plan of Liquidation. The liquidation was completed on August 1, 2025.

The UBS Funds

Report of independent registered public accounting firm

To the Shareholders and the Board of Trustees of The UBS Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of The UBS Funds (the "Trust"), (comprising UBS Global Allocation Fund, UBS Emerging Markets Equity Opportunity Fund, UBS Engage For Impact Fund, UBS International Sustainable Equity Fund, UBS US Dividend Ruler Fund, UBS US Quality Growth At Reasonable Price Fund, UBS U.S. Small Cap Growth Fund, UBS Sustainable Development Bank Bond Fund and UBS Multi Income Bond Fund (collectively referred to as the "Funds")), including the portfolios of investments, as of June 30, 2025, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising The UBS Funds at June 30, 2025, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting The UBS Funds	Statement of operations	Statements of changes in net assets	Financial highlights
UBS Global Allocation Fund
UBS International Sustainable
Equity Fund
UBS U.S. Small Cap Growth Fund
UBS Multi Income Bond Fund
UBS Emerging Markets Equity Opportunity Fund
UBS Engage for Impact Fund
UBS Sustainable Development Bank Bond Fund	For the year ended June 30, 2025	For each of the two years in the period ended June 30, 2025	For each of the five years in the period ended June 30, 2025
UBS US Dividend Ruler Fund UBS US Quality Growth At Reasonable Price Fund	For the year ended June 30, 2025	For each of the two years in the period ended June 30, 2025	For each of the four years in the period ended June 30, 2025 and the period from July 9, 2020 (commencement of operations) through June 30, 2021

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

The UBS Funds

Report of independent registered public accounting firm (concluded)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more UBS investment companies since 1978.

New York, New York
August 25, 2025

The UBS Funds

Federal tax information (unaudited)

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you in writing as to the federal tax status of distributions received by shareholders during the fiscal year. Accordingly, the amount of ordinary dividends paid that qualify for the dividends received deduction for corporate shareholders and the amount of foreign tax credit to be passed through to shareholders are as follows:

Fund	Dividends received deduction	Long-term capital gain	Foreign tax credit
UBS Global Allocation Fund	$291,879	$—	$—
UBS Emerging Markets Equity Opportunity Fund	—	—	1,497,140
UBS Engage For Impact Fund	131,833	1,774,794	—
UBS International Sustainable Equity Fund	—	—	309,637
UBS US Dividend Ruler Fund	3,135,949	8,071,742	—
UBS US Quality Growth At Reasonable Price Fund	2,441,585	8,742,172	—
UBS U.S. Small Cap Growth Fund	—	—	—
UBS Sustainable Development Bank Bond Fund	—	—	—
UBS Multi Income Bond Fund	—	—	—

Also, for the fiscal period ended June 30, 2025, the foreign source income for information reporting purposes for UBS Emerging Markets Equity Opportunity Fund was $12,648,202 and for UBS International Sustainable Equity Fund was $4,671,851.

For the taxable period ended June 30, 2025, the Funds designate the amounts below as the maximum amount that may be considered qualified dividend income for individual shareholders.

Fund	Maximum amount considered qualified dividend income
UBS Global Allocation Fund	$614,329
UBS Emerging Markets Equity Opportunity Fund	9,420,133
UBS Engage For Impact Fund	569,385
UBS International Sustainable Equity Fund	2,706,338
UBS US Dividend Ruler Fund	3,135,949
UBS US Quality Growth At Reasonable Price Fund	2,441,585
UBS U.S. Small Cap Growth Fund	—
UBS Sustainable Development Bank Bond Fund	—
UBS Multi Income Bond Fund	—

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) LLC

787 Seventh Avenue

New York, NY 10019-6028

S1197

(b) Included as part of the financial statements to shareholders filed under Item 7(a) of this form.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Name and position held	Aggregate compensation paid from the UBS Funds during the period
Adela Cepeda, Trustee	$153,594
Rodrigo Garcia, Trustee	136,528
Muhammad Gigani, Trustee	149,327
Abbie J. Smith, Trustee	142,928

No officer or Trustee of the Trust who is also an officer or employee of the Advisor receives any compensation from the Trust for services to the Trust.

Each Independent Trustee receives for his or her service to the Fund complex (which consists of the Trust and one other registered investment company), an annual retainer of $160,000 paid quarterly for serving as a Board member. In addition, the Chairperson of the Board, for serving as Chairperson of the Board; the Chairperson of the Audit Committee, for serving as Chairperson of the Audit Committee; and the Chairperson of the Nominating, Compensation and Governance Committee, for serving as Chairperson of the Nominating, Compensation and Governance Committee, each receive from the Fund complex, for his or her service, an annual retainer of $20,000, $15,000 and $7,500, respectively. The Fund complex also reimburses each Trustee for out-of-pocket expenses in connection with travel and attendance at Board meetings.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

At the meeting of the Board of Trustees (the "Board") of The UBS Funds (the "Trust"), held on June 5 and 6, 2025 (the "Meeting"), the Board, including those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust or UBS Asset Management (Americas) LLC (the "Advisor") and its affiliates (together, the "Independent Trustees"), considered the continuation of the investment advisory agreements (the "Advisory Agreements") between the Trust and the Advisor for the UBS Emerging Markets Equity Opportunity Fund, UBS Engage For Impact Fund, UBS Global Allocation Fund, UBS International Sustainable Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Sustainable Development Bank Bond Fund, UBS Multi Income Bond Fund, UBS US Dividend Ruler Fund and UBS US Quality Growth At Reasonable Price Fund (each a "Fund," and together, the "Funds"). Prior to the Meeting, the Independent Trustees' counsel had sent to the Advisor a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the continuation of the Advisory Agreements, as well as a supplemental request in connection with continuation of the Advisory Agreements. The Independent Trustees met with their independent legal counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process, on May 23, 2025 to discuss the reports prepared by Broadridge Financial Solutions, Inc. ("Broadridge Reports"), an independent statistical compilation company, providing comparative expense information on an actual and contractual basis and comparative performance information for the Funds, and related matters. The Independent Trustees also met separately with their independent legal counsel to discuss the materials provided to them in response to the information requests, including materials prepared by the Advisor as well as the Broadridge Reports. The Board also made reference to information and material that had been provided to the Independent Trustees throughout the year at Board meetings. The Board noted that it had previously approved the liquidation of the UBS U.S. Small Cap Growth Fund and reviewed the renewal of the Fund's Advisory Agreement in the context of the Fund's upcoming liquidation.

At the Meeting, the Board considered a number of factors in connection with its deliberations concerning the continuation of the Advisory Agreement for each Fund, including: (i) the nature, extent, and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund's expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, extent, and quality of services.

In considering the nature, extent, and quality of the services provided by the Advisor to a Fund, the Board reviewed the material presented by the Advisor describing the various services provided to each Fund. The Board noted that in addition to investment management services, the Advisor provides each Fund with operational, legal, and compliance support. The Board also considered the scope and depth of the Advisor's organization and the experience and expertise of the professionals currently providing investment management and other services to the Funds. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor's in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Funds and the Advisor's other investment management clients, and noted that the Advisor had extensive global research capabilities.

The Board also evaluated the Advisor's portfolio management process for each Fund, including the risk management controls that are in place and the proprietary technologies utilized to structure the Fund's portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Funds' investment performance and investment strategies.

The Board also noted and discussed the services that the Advisor and its affiliates provide to the Funds under other agreements with the Trust, including administration services provided by the Advisor, underwriting services provided by UBS Asset Management (US) Inc. ("UBS AM (US)"), and sub-transfer agency services provided by UBS Financial Services Inc. ("UBS Financial Services"). In connection with the non-investment management services, the Board also considered the quarterly reports that the Advisor provides to the Board throughout the year pertaining to brokerage commissions, soft dollars, portfolio valuations, and Rule 12b-1 fees, among others. In addition, the Board considered the presentations provided with respect to distribution strategies for the Funds. The Board noted management's continuing endeavors to monitor and address regulatory, industry, and market developments. After analyzing the services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services provided to each Fund were consistent with the operational requirements of each Fund, and met the needs of the Fund's shareholders.

Performance.

In evaluating the performance of each Fund, the Board analyzed the Broadridge Reports, which compared the performance of each Fund with other funds in its respective peer universe over various time periods. The Board also reviewed the memorandum provided by the Advisor providing an analysis of the markets and the Funds' performance during the past year. In reviewing the Broadridge Reports, the Board noted that for the one-year period ended February 28, 2025, the UBS International Sustainable Equity Fund and UBS US Dividend Ruler Fund had appeared in the first performance quintile of their respective performance universe; and the UBS Emerging Markets Equity Opportunity Fund had appeared in the second performance quintile of its performance universe. The Board further noted that for the one-year period ended February 28, 2025, the UBS Global Allocation Fund had appeared in the third performance quintile of its performance universe; the UBS Sustainable Development Bank Bond Fund and UBS US Quality Growth at Reasonable Price Fund had appeared in the fourth performance quintile of their respective performance universe; and the UBS Engage For Impact Fund and UBS Multi Income Bond Fund had appeared in the fifth performance quintile of their respective performance universe, with each such Fund's annualized total return below the median of its respective performance universe during such period. In evaluating the performance of the Funds following a sustainable investing focused strategy, the Board also considered how the Advisor evaluates whether a sustainable investing Fund is achieving its sustainable investing mandate.

At the Board's request, the Advisor further addressed the performance data for the UBS Sustainable Development Bank Bond Fund, UBS US Quality Growth at Reasonable Price Fund, UBS Engage For Impact Fund and UBS Multi Income Bond Fund, each of which had Class P shares' performance ranking below the 50th percentile within its performance universe for the one-year period ended February 28, 2025.

In explaining the performance of the UBS Sustainable Development Bank Bond Fund for the one-year period ended February 28, 2025, the Advisor explained differences between the Fund's investments and those of the funds in the performance universe, noting that the Fund employs a unique and specialized strategy that invests primarily in multilateral development banks whereas funds in the performance universe use a wide range of securities types.

In explaining the performance of the UBS Quality Growth At Reasonable Price Fund for the one-year period ended February 28, 2025, the Advisor explained how certain underweights detracted from Fund performance and explained the rationale for such underweights. The Board also noted the Fund's second quartile performance for the three year and since inception periods.

In explaining the performance of the UBS Engage For Impact Fund for the one-year period ended February 28, 2025, the Advisor explained that positive performance was driven primarily by stock selection in consumer staples, followed by health care, whereas stock selection in industrials and consumer discretionary detracted the most from performance. The Advisor also explained differences between the Fund's holdings and the holdings of funds included in its performance universe due to the Fund's impact investment strategy, and the Board considered how the Advisor measures whether the Fund is achieving its impact strategy.

In explaining the performance of the UBS Multi Income Bond Fund for the one-year period ended February 28, 2025, the Advisor reported that an underweight exposure to agency mortgage-backed securities during a broader spread rally had detracted from performance, and also reported on other credit sectors that did not result in positive relative performance contributions.

The Board concluded that the Advisor's explanations provided a sound basis for understanding the performance of each Fund that underperformed in comparison to its peer universe. The Board determined, after analyzing the performance data, that the performance of each Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of each Fund, the expectations of the shareholder base and the current market environment.

Fund fees and expenses.

When considering the fees and expenses borne by each Fund, and the reasonableness of the management fees paid to the Advisor in light of the services provided to each Fund, the Board compared the fees charged by the Advisor to each Fund to the fees charged to the funds in its peer group, as provided in the Broadridge Reports, on both an actual (taking into account expense limitation arrangements, if any) and a contractual basis (assuming all funds in the peer expense group were similar in size to the respective Fund). The Board reviewed the methodology used by Broadridge in calculating expense information, including that, for purposes of the comparisons presented in the Broadridge Reports, the management fees used by Broadridge for the Funds and peers include the advisory fee and administrative fee (if a fund reports both). The Board considered limitations with respect to the comparative fee and expense information included in the Broadridge Reports, including that the reports reflected information for a specific period and that historical asset levels and expenses may differ from current levels.

In examining the Broadridge Reports, and in reviewing comparative costs, it was noted that the UBS US Dividend Ruler Fund, UBS US Quality Growth At Reasonable Price Fund, UBS Multi Income Bond Fund, UBS Emerging Markets Equity Opportunity Fund, and UBS Sustainable Development Bank Bond Fund had a contractual management fee rate lower than or equal to the Broadridge median of its respective expense group. The Board noted that the UBS Global Allocation Fund, UBS International Sustainable Equity Fund, and UBS Engage For Impact Fund had a contractual management fee rate higher than the Broadridge median in its respective Broadridge expense group.

The Advisor also noted, however, that the results of such expense comparisons showed that the actual management fee rate for each Fund was lower than the Broadridge median of the Fund's respective Broadridge expense group. In addition, the Board reviewed the actual total expenses (after fee waivers or expense reimbursements) of each Fund and noted that each Fund had total expenses that were equal to or lower than the Broadridge median in its respective Broadridge expense group, except for the UBS Global Allocation Fund and UBS International Sustainable Equity Fund. After reviewing the fee and expense information, the Board asked the Advisor to further discuss the fees and expenses of the UBS Global Allocation Fund, UBS International Sustainable Equity Fund and UBS Engage For Impact Fund.

The Advisor first addressed the UBS Global Allocation Fund, which reported contractual management fees and total expenses that were higher than its Broadridge peer group median. The Advisor highlighted that the Fund's total expense ratio is one and a half basis points (i.e., 0.015%) higher than the peer group median. The Advisor further highlighted that the Fund's contractual management fee remained the same year-over-year, while the category median decreased by 15 basis points (i.e., 0.15%). The Advisor also noted its belief that the Fund's actual management fee remains competitive with the current expense cap in place, as illustrated by the Fund's Class P shares' actual management fee peer group ranking. As such, the Advisor reported that it did not view the Fund as an outlier with respect to expenses.

The Advisor next addressed the UBS International Sustainable Equity Fund, which reported contractual management fees and total expenses that were higher than its Broadridge peer group median. The Advisor highlighted that the Fund's total expense ratio is three basis points (i.e., 0.03%) higher than the peer group median. The Advisor further highlighted that the Fund's total expense ratio remained the same year-over-year, while the category median increased slightly. It also noted its belief that the Fund's actual management fee remains competitive with the current expense cap in place, as illustrated by the Fund's Class P shares' actual management fee peer group ranking. As such, the Advisor reported that it did not view the Fund as an outlier with respect to expenses.

The Advisor addressed the UBS Engage For Impact Fund, which reported contractual management fees higher than its Broadridge peer group median. The Advisor highlighted that the Fund's actual management fee and total expense ratio ranked in the 1st and 29th percentiles, respectively. As such, the Advisor did not consider the Fund to be an expense outlier.

The Board also considered the extent to which the Advisor currently waives management fees and/or reimburses expenses for a Fund and its share classes, and proposals by the Advisor with respect to changes in the expense limitation arrangements for UBS US Dividend Ruler Fund and UBS US Quality Growth At Reasonable Price Fund. The Board considered the rationale for such proposed changes and information on the Fund's current and proposed expense caps as compared to the respective Fund's total expense peer group median. The Board considered the basis for the Advisor's determination that any waivers and/or reimbursements do not and will not result in cross-subsidization by one share class of another share class of a Fund.

The Board also received and considered information about the fee rates charged to other funds and accounts that are managed by the Advisor, including the Advisor's explanations of differences among such funds and accounts where relevant. After discussing the information about the other funds and accounts with the Advisor, the Board determined that the fees charged by the Advisor to the Funds were within a reasonable range, giving effect to differences in services performed for such other funds and accounts as compared to such fee rates. The Board, after reviewing all pertinent material, concluded that the management fee payable under each Fund's Advisory Agreement was fair and reasonable, both on an absolute basis and in comparison with the fees of other funds identified in its expense group.

Costs and profitability.

The Board considered the costs of providing services to the Funds and the profitability of the Funds to the Advisor and its affiliates by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and expenses. The Board reviewed the profitability of each Fund to the Advisor and its affiliates, and the compensation that was received for providing services to each Fund. The profitability analysis, which provided information for the last two calendar years, included schedules relating to the revenue and expenses attributable to: (i) the investment advisory and administration services provided by the Advisor; (ii) the distribution and shareholder services provided by UBS AM (US) and UBS Financial Services; (iii) the transfer agency-related services provided by UBS Financial Services; and (iv) all services provided by the Advisor, UBS AM (US), and UBS Financial Services shown on a consolidated basis. In discussing the profitability analysis with the Board, the Advisor, as requested by the Board, provided the Board with a presentation on the methodology utilized in the profitability analysis. The Board noted that the methodology used for the profitability analysis provided to the Board for purposes of its annual review of the Advisory Agreements was reasonable. The Advisor also explained to the Board the reasons for any changes in profitability of each Fund from last calendar year to this calendar year.

The Board also considered "fallout" or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Funds; for example, the ability to attract other clients due to the Advisor's role as investment advisor to the Funds and the research services available to the Advisor through soft dollar brokerage commissions. The Independent Trustees also considered the ancillary benefits received by the Advisor's affiliates, UBS Securities LLC and UBS Group AG, in the form of commissions for executing securities transactions for the Funds. Upon closely examining the information provided concerning the Advisor's profitability, the Board concluded that the level of profits realized by the Advisor and its affiliates with respect to each Fund, if any, was reasonable in relation to the nature and quality of the services that were provided.

Economies of scale.

The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of management fees charged. The Board noted that with respect to most Funds, any actual or potential economies of scale are, or will be, shared with the Fund and its shareholders through existing management fee breakpoints so that as the Fund grows in size, its effective management fee declines. The Board noted that each Fund, except the UBS US Quality Growth At Reasonable Price Fund, had a breakpoint schedule that provided for continuing breakpoint(s) past the current asset level for the Fund. Based on each Fund's fees and expenses and the Advisor's profitability analysis, the Board concluded that any actual or potential economies of scale would be reasonably shared with a Fund and its shareholders.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the interests of the Fund and its shareholders.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 15. Submission of Matters to a Vote of Security Holders.

The Nominating, Compensation and Governance Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust's outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust's total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Abbie Smith, care of Keith A. Weller, the Secretary of The UBS Funds, at UBS Asset Management, One North Wacker Drive, Chicago, Illinois 60606 and indicate on the envelope "Nominating Committee." The Qualifying Fund Shareholder's letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee's resume or curriculum vitae. The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 16. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)	(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable to the registrant.

(a)	(3) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)	(4) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to the registrant.

(a)	(5) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period. Not applicable.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

(c)	Disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934, as amended is attached hereto as Exhibit EX-99. IRANNOTICE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The UBS Funds

By:	/s/ Mark E. Carver
Mark E. Carver
President

Dated:	September 8, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Dated:	September 8, 2025

By:	/s/ Joanne M. Kilkeary
Joanne M. Kilkeary
Vice President, Treasurer and Principal Accounting Officer

Dated:	September 8, 2025